Exhibit 10.1

Confidential

Collaboration and License Agreement

By and Between

Akebia Therapeutics, inc.

and

Otsuka Pharmaceutical co. ltd.

Dated April 25, 2017

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

CONFIDENTIAL

Schedules

Schedule 1.10 – List of Akebia Patents

Schedule 1.44 – Current Global Development Program Studies

Schedule 1.183 – Sub-Territory B Countries

Schedule 12.2 – Exceptions to Akebia Warranties

- i –

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

CONFIDENTIAL

Collaboration And License Agreement

This Collaboration And License Agreement (this “Agreement”) is made and entered into as of April 25, 2017 (the “Effective Date”) between Akebia Therapeutics, Inc., a company organized and existing under the laws of the State of Delaware, United States of America with its principal offices at 245 First Street, Cambridge, MA 02142 (“Akebia”), and Otsuka Pharmaceutical Co. Ltd., a company organized and existing under the laws of Japan, having a registered office located at 2-9, Kanda Tsukasa-machi, Chiyoda-ku, Tokyo 101-8535, Japan  (“Licensee”).

Akebia and Licensee may be referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Akebia is the owner of, or otherwise controls, the Akebia Technology, the Licensed Compound, and the Licensed Products in the Territory;

WHEREAS, prior to the Effective Date the Parties entered into the U.S. Collaboration and License Agreement pursuant to which the Parties will collaborate to Develop, perform Medical Affairs, and Commercialize the Licensed Compound and the Licensed Products in the U.S.;

WHEREAS, Licensee (itself and through its Affiliates) has expertise in the development of biopharmaceutical products and has regulatory, development, and commercial capabilities in the Territory, and is interested in obtaining an exclusive license to Develop and Commercialize the Licensed Compound and the Licensed Products in the Territory; and

WHEREAS, the Parties desire to expand their relationship and collaborate to Develop and Commercialize the Licensed Compound and the Licensed Products in the Territory, and Akebia wishes to grant Licensee an exclusive license to Develop and Commercialize the Licensed Compound and the Licensed Products in the Territory as set forth in this Agreement.

NOW THEREFORE, the Parties agree as follows:

Article I
DEFINITIONS

1.1	“AAA” has the meaning set forth in Section 16.2.3 (Arbitration Procedure).
1.2	“Accounting Standards” means (a) International Financial Reporting Standards, or (b) U.S. GAAP.
1.3	“Acquiror” has the meaning set forth in Section 17.3.1 (Exception for Acquisition by a Third Party).
1.4	“Additional Development” has the meaning set forth in Section 4.3 (Additional Development).
1.5

“Affiliate” means, with respect to a Party, any corporation, or other business entity controlled by, controlling, or under common control with such Party, with “control” meaning (a) direct or indirect beneficial ownership of at least 50% of the voting stock or other ownership interest of, or at least a 50% interest in the income of, the applicable entity, or (b) the possession, directly or indirectly, of the power to direct the management or policies of the applicable entity, whether

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

through the ownership of voting securities or other equity rights, by contract relating to voting rights or corporate governance, or otherwise.  Notwithstanding the foregoing, “Affiliates” will not include, with respect to an entity, bona fide venture capital investors in such entity or bona fide institutional investors in such entity, which institutional investors routinely make venture capital investments for the potential financial return on such investments and not with any view to acquisition or for other strategic purpose, or Affiliates of such venture capital or institutional investors.

1.6

“Akebia Housemarks” means (a) the corporate logo of Akebia, (b) the trademarks “AKEBIA,” “PRO2TECT,” “INNO2VATE,” and “O2XYGEN,” (c) any other trademark, trade name, or service mark (whether registered or unregistered) containing the word “Akebia,” (d) any trademark, trade name, or service mark (whether registered or unregistered) used as the name of any clinical trial for any Licensed Product, (e) any other corporate logo or trademark of Akebia used by Akebia to identify Akebia or its Affiliates, (f) all registrations, applications for registrations, and other intellectual property rights associated with any of the foregoing, and (g) all goodwill associated with any and all of the foregoing in clauses (a) through (f).

1.7

“Akebia Improvement” means any Improvement that is made during the Term in the course of performance of activities undertaken by Akebia pursuant to this Agreement or pursuant to the license grants in Section 2.3 (Grant of Licenses to Akebia), solely by one or more employees of Akebia or any Affiliate of Akebia, or persons contractually required to assign or license such Improvement (or Patents Covering such Improvement) to Akebia or any Affiliate of Akebia, but excluding any Joint Know-How.

1.8	“Akebia Indemnitees” has the meaning set forth in Section 14.2 (Indemnification by Licensee).
1.9

“Akebia Know-How” means all Know-How (excluding Joint Know-How) that (a) is Controlled as of the Effective Date or during the Term by Akebia or any of its Affiliates; and (b) is either (i) disclosed to Licensee or any of its Affiliates pursuant to this Agreement; or (ii) necessary or reasonably useful for the Development, Packaging, or Commercialization of the Licensed Compound or a Licensed Product in the Field in the Territory.

1.10

“Akebia Patents” means all Patents (excluding Joint Patents) that (a) are Controlled as of the Effective Date or during the Term by Akebia or any of its Affiliates in the Territory, and (b) (i) [***] or (ii) are [***] of the Licensed Compound or a Licensed Product in the Field. Akebia Patents include any and all [***] and all Patents Controlled by Akebia or any of its Affiliates in the Territory that Cover Akebia Improvements. All Akebia Patents as of the Effective Date are set forth on Schedule 1.10.

1.11

“Akebia Reserved Disputes” means any dispute of the [***] with respect to matters within the [***] jurisdiction that is not resolved following escalation to the [***] (if applicable) and the [***] related to (a) the [***] of the Licensed Compound or the Licensed Products in the Territory in accordance with [***], (b) the [***] for each Licensed Product and [***] for use in the Territory, (c) any [***] of the Licensed Compound or the Licensed Products (other than [***]), including (i) whether to [***], and (ii) whether to [***], and (d) [***] only to the extent described in Section 1.11.1 through Section 1.11.4:

with respect to [***]:

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.11.1

prior to the [***], in each case, any [***] of [***] Licensed Product in such indication or such formulation to be [***] that is reasonably likely [***] for such indication or such formulation, including [***]; and

1.11.2	after the [***], in each case, if [***] in effect, then [***] of [***] Licensed Product in such indication or such formulation to be [***] for such indication or such formulation.

For clarity, after the [***], if the [***], then the [***] Licensed Product for such indication or such formulation to be [***] will be an Expert Reserved Matter, and not an Akebia Reserved Dispute.

with respect to [***]:

1.11.3	prior to the [***]:
(a)	[***] (subject to Section 1.11.1 or Section 1.11.2, as applicable, with respect [***] that is reasonably likely [***] for such indication or such formulation, including [***], and
(b)	[***], in each case, that [***] of any applicable [***] for such indication or such formulation; and
1.11.4	after the [***], in each case, [***] in effect, then [***] of [***] Licensed Product in such indication or such formulation [***] for such indication or such formulation.

For clarity, after the [***], if [***] in effect, then, [***] of [***] Licensed Product for such indication or such formulation [***] will be an Expert Reserved Matter, and not an Akebia Reserved Dispute.

Further for clarity, if the [***] of [***], in each case, [***] of such [***] will not be an Akebia Reserved Dispute, unless, prior to the [***] such indication or such formulation [***] is reasonably likely [***], in which case [***] will be an Akebia Reserved Dispute to the extent described above.

Notwithstanding the foregoing, an Akebia Reserved Dispute will not include any dispute regarding (A) whether to [***], (B) whether to [***], or (C) any Expert Reserved Matter.

In addition, if Akebia, [***], is (i) [***], or (ii) [***], an Akebia Reserved Dispute will not include any dispute regarding a [***] pursuant to Section [***].

1.12	“Akebia Technology” means Akebia Know-How, Akebia Patents, Assigned Product Improvements, Akebia Improvements, and Akebia’s interest in Joint Technology.
1.13	“Alliance Manager” has the meaning set forth in Section 3.9 (Alliance Managers).
1.14	“Anti-Slavery and Human Trafficking Laws” has the meaning set forth in Section 12.4.6 (Additional Covenants).
1.15	“API” means active pharmaceutical ingredient, which is also commonly referred to as drug substance. For the avoidance of doubt, API will include any prodrug form.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.16

“Applicable Law” means any applicable law (including common law), statute, rule, regulation, order, judgment, or ordinance of any Governmental Authority (including any Regulatory Authority), including those concerning environmental, health, regulatory, privacy, and safety matters.

1.17

“Approved Labeling” means, with respect to each Licensed Product: (a) the Regulatory Authority-approved full prescribing information for such Licensed Product; and (b) the Regulatory Authority-approved labels and other written, printed, or graphic materials on any container, wrapper, or any package insert that is used with or for such Licensed Product.

1.18	“Arbitration Request” has the meaning set forth in Section 16.2.1 (Arbitration Request).
1.19	“Assigned Product Improvement Patents” means any Patent that Covers an Assigned Product Improvement.
1.20	“Assigned Product Improvements” means all Licensee Improvements that solely relate to the Licensed Compound or a Licensed Product.
1.21	“Breaching Party” has the meaning set forth in Section 15.2 (Termination for Breach).
1.22	“Business Day” means any day (other than a Saturday or Sunday) on which the banks in Cambridge, Massachusetts, Tokyo, Japan, and London, England are open for business.
1.23	“Clinical Supply Agreement” has the meaning set forth in Section 8.3 (Supply Agreements).
1.24	“Combination Product” means any Licensed Product that is comprised of two or more APIs, at least one of which is the Licensed Compound.
1.25	“Commercial Operations” means, with respect to a country, a country in which Licensee or any of its Affiliates conducts sales activities either itself or jointly with a Third Party.
1.26	“Commercial Supply Agreement” has the meaning set forth in Section 8.3 (Supply Agreements).
1.27

“Commercialization” means, with respect to a Licensed Product, Combination Product, or Co-Packaged Product, any and all activities directed to the marketing, promotion, distribution, pricing, reimbursement, offering for sale, and sale of such Licensed Product, Combination Product, or Co-Packaged Product, and interacting with Regulatory Authorities following Regulatory Approval in the applicable country or region for such Licensed Product, Combination Product, or Co-Packaged Product, regarding the foregoing, including seeking any required Reimbursement Approval, but excluding activities directed to the manufacture (including Packaging) and Development of the Licensed Compound or a Licensed Product. “Commercialize,” “Commercializing,” and “Commercialized” will be construed accordingly.

1.28

“Commercialization Plan” means a [***] plan for the Commercialization of a Licensed Product, Combination Product, or Co-Packaged Product in the Territory that is prepared, updated, and amended by Licensee in accordance with Section 7.2 (Commercialization Plan).

1.29

“Commercially Reasonable Efforts” means, with respect to the Development, manufacture, and Commercialization of the Licensed Compound or a Licensed Product by a Party, those efforts and resources, including reasonably necessary personnel, equivalent to the efforts that a research-

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

based biopharmaceutical company or a pharmaceutical company that is comparable to such Party would typically devote to a product of similar market potential, profit potential, and strategic value and at a comparable stage in development or product life to such Licensed Product, based on conditions then prevailing and taking into account all relevant factors, including issues of safety and efficacy, anticipated or actual product labeling, the competitiveness of alternative Third Party products in the marketplace, the nature and extent of expected and actual market exclusivity (including Patent coverage and regulatory exclusivity), the expected likelihood of regulatory approval, the expected and actual reimbursability and pricing, the potential profitability of such Licensed Product marketed or to be marketed, and other relevant scientific, technical, and commercial factors.

1.30	“Comparable Quarter” has the meaning set forth in Section 9.3.3(a) (Sub-Territory A and Sub-Territory B).
1.31

“Competing Product” means a product that is approved by an applicable Regulatory Authority for the treatment of anemia associated with chronic kidney disease, including any HIF Product, but excluding (a) the Licensed Products, (b) all products that [***], and (c) all [***].

1.32	“Confidential Disclosure Agreement” has the meaning set forth in Section 17.7 (Entire Agreement; Amendment).
1.33

“Confidential Information” means Know-How and any technical, scientific, trade, research, manufacturing, business, financial, marketing, product, supplier, intellectual property, and other information that may be disclosed by one Party to the other Party pursuant to this Agreement (including information disclosed prior to the Effective Date pursuant to the Confidential Disclosure Agreement or the U.S. Collaboration and License Agreement), regardless of whether such information is specifically designated as confidential and regardless of whether such information is in written, oral, electronic, or other form.

1.34

“Controlled” means, with respect to a Party or its Affiliate, any Know-How, Patent, or other intellectual property right that such Party or Affiliate, as the case may be, owns or has a license to and has the ability to grant to the other Party a license or sublicense to, or a right of access with respect to, such Know-How, Patent, or other intellectual property right, without violating the terms of any agreement or other arrangements with any Third Party or incurring any additional payment obligations to a Third Party other than payment obligations incurred under licenses taken pursuant to Section 10.10.4 (Responsibility for Third Party Licenses).  Notwithstanding the foregoing, no Patent, Know-How, or other intellectual property right will be “Controlled” by either Party hereunder if such Patent, Know-How, or other intellectual property right is owned or in-licensed by a Third Party that becomes an Affiliate of such Party after the Effective Date as a result of such Party being acquired by such Third Party, whether by merger, stock purchase, or purchase of assets; provided that prior to the date of such transaction, neither such Party nor any of its Affiliates had any rights to any such Patent, Know-How, or other intellectual property right. Notwithstanding the foregoing, any such Patent, Know-How, or other intellectual property right that is owned or in-licensed by such an acquiring Third Party and that is necessary for or used following the date of such transaction by such Third Party or acquired Party in connection with the Development, manufacture, or Commercialization of the Licensed Compound or any Licensed Product will be “Controlled” by such Third Party (as an Affiliate) or acquired Party for purposes of this Agreement.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.35

“Co-Packaged Product” means a product that contains a Licensed Product and one or more Other Components and that is either (a) packaged together for sale or shipment as a single unit or sold at a single price, or (b) marketed or sold collectively as a single product.

1.36

“Cost of Goods Sold” or “COGS” (a) with respect to any Licensed Product in API form, U.S. Finished Form, or Tablet Formulation (in bulk form) that is manufactured and supplied by a Third Party, the actual prices paid by Akebia to such Third Party for released batches of such Licensed Product; and (b) to the extent any Licensed Product in API form, U.S. Finished Form, or Tablet Formulation (in bulk form) is manufactured and supplied by Akebia or its Affiliates, the fully-burdened cost of all direct materials and labor and fully-allocated manufacturing overhead directly attributable to the manufacture, storage, packaging, and shipping of such Licensed Product, calculated in accordance with the Accounting Standards applicable to Akebia or its Affiliates, including all Licensed Product testing and yield loss costs (to the extent within typical yield loss, as agreed by the Parties and set forth in the Manufacturing Plan or a Supply Agreement), quality control, quality assurance, or other testing of such Licensed Product, together with all reasonably allocated indirect costs and overhead applicable to the manufacturing of such Licensed Product (including internal FTE costs associated with supply thereof), or technical operations functions, less costs of goods returned in accordance with Akebia’s or its Affiliates’ or suppliers’ return policy; provided that, with respect to manufacturing overhead attributable to such Licensed Product, COGS calculated in accordance with clause (b) [***].

1.37	“Cost Share Notice” means the notice provided by Akebia to Licensee under Section 4.1.4(a) (Initial Cost Share Notice) or Section 4.1.4(b) (Cost Share Notices).
1.38

“Cover” means, with respect to a particular subject matter at issue and a relevant Patent, that the manufacture, use, sale, offer for sale, or importation of the subject matter would fall within the scope of a claim in such Patent.

1.39	“Credit Amount” has the meaning set forth in Section 9.3.4(d) (Maximum Supply Price Reduction).
1.40	“Creditable [***] Costs” has the meaning set forth in Section 4.1.3(b) (Credit for [***] Costs).
1.41	“Current Formulation” means the [***] and any other formulation of a Licensed Product used for any clinical or non-clinical study set forth on Schedule 1.44.
1.42

“Current Global Development Costs” means the fully-allocated internal and external costs incurred by Akebia in implementing the Current Global Development Plan, calculated in accordance with the Accounting Standards applicable to Akebia, consistently applied and reflected in its audited financial statements.

1.43

“Current Global Development Plan” means the plan setting forth the Development activities that have been undertaken and will be undertaken by or on behalf of Akebia, and its Affiliates and licensees (including Licensee, if applicable pursuant to Section 4.1 (Current Global Development)), for the purpose of Developing the Licensed Compound and the Licensed Products and obtaining Regulatory Approval from [***] for the Licensed Products for the DD-CKD Indication and the NDD-CKD Indication [***], together with the budget and timelines for such activities including the proposed clinical trials and regulatory plans, as well as outlining the key elements involved in obtaining Regulatory Approval of the Licensed Products from the [***] in the DD-CKD Indication and the NDD-CKD Indication in the [***], as the same may be amended from time-to-time in accordance with this Agreement.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.44

“Current Global Development Program” means the Global Phase 3 NDD-CKD Program and the Global Phase 3 DD-CKD Program, the other clinical and non-clinical studies set forth on Schedule 1.44, and any other Development activity for the purpose of obtaining Regulatory Approval from [***] for the Licensed Products for each of the DD-CKD Indication and the NDD-CKD Indication in the [***] that is conducted pursuant the Current Global Development Plan, as the same may be amended in accordance with this Agreement. For clarity, [***] are not included in the Current Global Development Program.

1.45	“DD-CKD Indication” means the treatment of anemia in pediatric and adult dialysis patients with chronic kidney disease.
1.46	“Debarred/Excluded” has the meaning set forth in Section 12.1.11 (Mutual Representations and Warranties).
1.47

“Design-Around Product” means any pharmaceutical product, drug product, preparation, formulation, or dosage form thereof (other than a Licensed Product or a [***]) sold by a Third Party (other than a sublicensee of Licensee) that (a) has the Licensed Compound as [***], and (b) is not Developed, Packaged, or Commercialized by Licensee, or any of its Affiliates or sublicensees.

1.48

“Development” means all internal and external research, development, and regulatory activities regarding the Licensed Compound or the Licensed Products. This includes (a) research, non-clinical testing, toxicology, route of synthesis, non-clinical activities, formulation, and clinical studies of a Licensed Compound or any Licensed Product, and (b) preparation, submission, review, and development of data or information for the purpose of submission to a Regulatory Authority to obtain authorization to conduct clinical trials and to obtain or maintain Regulatory Approval of a Licensed Product. Development will include development and regulatory activities for additional forms, formulations, or indications for a Licensed Product after Regulatory Approval of such Licensed Product, including clinical trials initiated following receipt of Regulatory Approval or any clinical trial to be conducted after a Regulatory Approval that was mandated by the applicable Regulatory Authority as a condition of such Regulatory Approval with respect to an approved indication (such as post-marketing studies and observational studies, if required by any Regulatory Authority in any country in the Territory to maintain Regulatory Approval for a Licensed Product in such country). “Develop,” “Developing,” and “Developed” will be construed accordingly.

1.49

“Dialysis Organization” means any dialysis organization that conducts activities in the Territory and in the U.S., either itself or through its affiliates or related entities (together with all such affiliates and related entities).

1.50	“Divestiture Notice” has the meaning set forth in Section 17.3.1 (Exception for Acquisition by a Third Party).
1.51	“EMA” means the European Medicines Agency or any successor agency thereto.
1.52	“[***] Plan” has the meaning set forth in Section 4.1.2(a) (Agreement of the JDC).
1.53

“[***]” means any clinical or non-clinical study that is [***] as of the Effective Date and is (a) [***] obtaining Regulatory Approval in [***], or (b) [***], in each case ((a) or (b)), for any Licensed Product for the DD-CKD Indication and the NDD-CKD Indication in the [***].  For clarity, [***] are [***] in [***] or the Current Global Development Program.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.54	“[***]” means all costs and expenses incurred by or on behalf of a Party in connection with any [***].
1.55	“ESA Hyporesponder” means subjects with (a) [***], or (b) [***] (i) [***], or (ii) [***].
1.56	“Establishing Committee” has the meaning set forth in Section 3.5.3 (Operational Teams).
1.57	“E.U.” means the European Union.
1.58	“Excess COGS” has the meaning set forth in Section 9.3.4(b) (Maximum Supply Price Reduction).
1.59	“Executive Officer” means the chief executive officer of a Party or any of its Affiliates or his or her designee.
1.60

“Expert Reserved Matter” means, (a) after the [***] for a Licensed Product in [***], a disagreement of the [***] that is not resolved following escalation to the [***] (if applicable) and the [***] regarding [***] of a [***] Licensed Product in such indication or such formulation [***] for such indication or such formulation, and (b) after the [***], a disagreement of the [***] or any [***] that is not resolved following escalation to the [***] (if applicable) and the [***] regarding [***] of a [***] Licensed Product in such indication or such formulation [***] for such indication or such formulation.

For clarity, (i) after the [***] in effect, then the [***] any [***] Licensed Product for such indication or such formulation to be [***] for such indication or such formulation will be an Akebia Reserved Dispute, and not an Expert Reserved Dispute, and (ii) after the [***] in effect, then the [***] of any [***] Licensed Product for such indication or such formulation [***] for such indication or such formulation will be an Akebia Reserved Dispute, and not an Expert Reserved Dispute.

Further for clarity, if the [***] of any [***] of a Licensed Product in [***], in each case, [***], then [***] will not be an Expert Reserved Matter.

1.61

“FD&C Act” means the United States Federal Food, Drug and Cosmetic Act, as amended from time-to-time, together with any rules, regulations, and requirements promulgated thereunder (including all additions, supplements, extensions, and modifications thereto).

1.62	“FDA” means the U.S. Food and Drug Administration or any successor agency thereto.
1.63	“Field” means the treatment, prevention, or diagnosis of any diseases or conditions in humans, including the Initial Indications.
1.64	“Finished Form” means a Licensed Product in the Tablet Formulation in finished form and with all applicable Packaging and Labeling.
1.65

“First Commercial Sale” means, for each Licensed Product in a country in the Territory, the first sale for end use or consumption to a Third Party of such Licensed Product in such country by Licensee, its Affiliates, or its permitted sublicensees after the granting of Regulatory Approval in the Field for such Licensed Product by the relevant Regulatory Authority in such country.  First Commercial Sale excludes any sale or other distribution for use in a clinical trial or other Development activity or for compassionate or named-patient use sold at or below Seller’s costs.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.66

“FTE” means the equivalent of the work of one duly qualified employee of a Party full time for one year (consisting of a total of [***] hours per year) carrying out Development, manufacturing, or other regulatory, distribution, scientific, or technical work under this Agreement.  Overtime, and work on weekends, holidays and the like will not be counted with any multiplier (e.g., time-and-a-half or double time) toward the number of hours that are used to calculate the FTE contribution, and no individual may be charged at greater than one FTE, regardless of that individual’s hours worked during that year.  The portion of an FTE billable by a Party for one employee during a given accounting period will be determined by dividing the number of hours worked directly by such employee on the work to be conducted under this Agreement during such accounting period by the number of FTE hours applicable for such accounting period based on [***] working hours per calendar year.

1.67

“Generic Product” means, on a Licensed Product-by-Licensed Product (including Combination Product-by-Combination Product) and country-by-country basis in a particular country in the Territory, any pharmaceutical product sold by a Third Party in such country that:  (a) contains [***] as the applicable Licensed Product in the same [***] as the applicable Licensed Product, and (b) is categorized by the applicable Regulatory Authority in such country to be [***], or [***], such Licensed Product, such that the pharmaceutical product may be substituted for such Licensed Product at the point of dispensing without any intervention by the prescribing physician in such country.

1.68	“Global Brand Plan” has the meaning set forth in Section 7.8 (Global Brand Plan and Promotional Materials).
1.69

“Global Mark” means any Marks selected by Akebia, its Affiliates, or licensees under which Akebia, its Affiliates, or licensees will market any Licensed Product outside of the Territory in the Field, and all trademark registrations and applications therefor, and all goodwill associated therewith. Global Marks exclude all Local Marks.

1.70	“Global Medical Affairs Plan” has the meaning set forth in Section 6.1 (Medical Affairs Plans).
1.71

“Global Phase 3 DD-CKD Program” means the Phase 3 global clinical studies for the DD-CKD Indication, known informally as the INNO2VATE studies, consisting of a conversion study and a correction study, and known formally as the “Phase 3, Randomized, Open-Label, Active-Controlled Study Evaluating the Efficacy and Safety of Oral Vadadustat for the Maintenance Treatment of Anemia in Subjects with Dialysis-Dependent Chronic Kidney Disease (INNO2VATE – Conversion)” (AKB-6548-CI-0017) and the “Phase 3, Randomized, Open-Label, Active-Controlled Study Evaluating the Efficacy and Safety of Oral Vadadustat for the Correction of Anemia in Subjects with Incident Dialysis-Dependent Chronic Kidney Disease (INNO2VATE – Correction)” (AKB-6548-CI-0016).

1.72

“Global Phase 3 NDD-CKD Program” means the Phase 3 global clinical studies for the NDD-CKD Indication, known informally as the PRO2TECT studies, consisting of a conversion study and a correction study, and known formally as the “Phase 3, Randomized, Open-Label, Active-Controlled Study Evaluating the Efficacy and Safety of Oral Vadadustat for the Maintenance Treatment of Anemia in Subjects with Non-Dialysis Dependent Chronic Kidney Disease (PRO2TECT – Conversion)” (AKB-6548-CI-0015) and the “Phase 3, Randomized, Open-Label, Active-Controlled Study Evaluating the Efficacy and Safety of Oral Vadadustat for the Correction of Anemia in Subjects with Non-Dialysis-Dependent Chronic Kidney Disease (PRO2TECT – Correction)” (AKB-6548-CI-0014).

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.73

“Global Trade Control Laws” means the U.S. Export Administration Regulations, the U.S. International Traffic in Arms Regulations, the economic sanctions regulations administered by the U.S. Treasury Department’s Office of Foreign Assets Control, E.U. Council Regulations on export controls, including Nos. 428/2009, 267/2012, other E.U. Council sanctions regulations, as implemented in the E.U. member states, United Nations sanctions policies, and all relevant regulations made under any of the foregoing.

1.74

“Good Clinical Practices” or “GCP” means the then-current good clinical practice standards, practices, and procedures promulgated or endorsed by the applicable Regulatory Authority as set forth in the guidelines imposed by such Regulatory Authority, as may be updated from time-to-time.

1.75

“Good Laboratory Practices” or “GLP” means the then-current good laboratory practice standards, practices, and procedures promulgated or endorsed by the applicable Regulatory Authority as set forth in the guidelines imposed by such Regulatory Authority, as may be updated from time-to-time.

1.76

“Good Manufacturing Practices” or “GMP” means the then-current good manufacturing practice standards, practices, and procedures promulgated or endorsed by the applicable Regulatory Authority as set forth in the guidelines imposed by such Regulatory Authority, as may be updated from time-to-time.

1.77

“Government Official” means any official, officer, employee, or representative of: (a) any federal, state, provincial, administrative division, county, or municipal government or any department or agency thereof; (b) any public international organization or any department or agency thereof; or (c) any company or other entity owned or controlled by any government or Governmental Authority.

1.78

“Governmental Authority” means any court, agency, department, authority, tribunal, or other instrumentality of any supra-national, national, state, provincial, county, city, or other political subdivision. For clarity, Governmental Authorities include all Regulatory Authorities.

1.79

“HIF Product” means any product or product candidate that is a hypoxia-inducible factor prolyl-hydroxylase inhibitor for the treatment of anemia related to chronic kidney disease.  For the avoidance of doubt, “HIF Product” includes [***], and each Licensed Product.

1.80	“Housemarks” means the Akebia Housemarks and the Licensee Housemarks.
1.81	“Hyporesponder Endpoint” means either (a) [***], or (b) [***].
1.82

“Hyporesponder Study” means the study known formally as the “Phase 2, Randomized, Open-Label Study Evaluating the Efficacy and Safety of Oral Vadadustat for the Treatment of Anemia in Subjects with Dialysis-Dependent Chronic Kidney Disease who are Hyporesponsive to Erythropoiesis-Stimulating Agents” (AKB-6548-CI-0018).

1.83

“Improvement” means any Invention relating to, arising from the use of, or including the Licensed Compound or a Licensed Product, including any New Formulation, or its respective Development, manufacture, use, design, registration, offer for sale, sale, or importation.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.84

“IND” means an Investigational New Drug application required pursuant to 21 C.F.R. Part 312 or any comparable filings outside of the U.S. (such as an application for a Clinical Trial Authorization in the E.U.).

1.85	“Indemnified Party” has the meaning set forth in Section 14.3 (Indemnification Procedure).
1.86	“Indemnifying Party” has the meaning set forth in Section 14.3 (Indemnification Procedure).
1.87	“Information” has the meaning set forth in Section 11.1 (Information).
1.88	“Infringement Claim” has the meaning set forth in Section 10.10.1 (Infringement Claim).
1.89

“Initial Indications” means the DD-CKD Indication and the NDD-CKD Indication, and any other indication in the Field for which the initial label of a Licensed Product is approved based on the data generated from the performance of the Current Global Development Program or any [***].

1.90	“Invention” means any process, method, composition of matter, article of manufacture, discovery, or finding that is conceived or reduced to practice (whether or not patentable).
1.91	“JCC” has the meaning set forth in Section 3.4.1 (Formation and Purpose of the JCC).
1.92	“JDC” has the meaning set forth in Section 3.2.1 (Formation and Purpose of the JDC).
1.93	“JMC” has the meaning set forth in Section 3.3.1 (Formation and Purpose of the JMC).
1.94

“Joint Know-How” means any Know-How that is made during the Term in the course of performance of any activities undertaken pursuant to this Agreement (including under the licenses granted hereunder) jointly by at least one employee of Akebia or its Affiliate or any Third Party contractually required to assign or license such Know-How to Akebia and at least one employee of Licensee or its Affiliate or Third Party contractually required to assign  such Know-How to Licensee, but excluding any Akebia Improvements, Assigned Product Improvements, and Retained Licensee Improvements.

1.95	“Joint Patents” means all Patents that Cover the Joint Know-How.
1.96	“Joint Publication Plan” has the meaning set forth in Section 13.4.2 (After Release of Data by Akebia).
1.97	“Joint Technology” means Joint Know-How and Joint Patents.
1.98

“Jointly-Agreed Regulatory Submissions” means, for each Licensed Product in each Initial Indication, (a) the [***], (b) the [***], (c) the [***], (d) the [***], and (e) [***]  submissions (including [***]), in each case, to be submitted to the EMA, and (f) [***] relating to any of the foregoing submissions.

1.99	“JSC” has the meaning set forth in Section 3.1.1 (Formation and Purpose of the JSC).
1.100

“Know-How” means Inventions, discoveries, trade secrets, information, experience, data, formulas, procedures, technology, and results (whether or not patentable), including practices, knowledge, know-how, experience and test data (including physical, chemical, biological, toxicological, pharmacological, clinical and veterinary data), dosage regimens, control assays,

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

product specifications, analytical and quality control data and marketing, pricing and distribution cost, and sales data or descriptions.
1.101

“Knowledge” means, with respect to a Party, the actual knowledge of such Party’s and its European headquarters’ [***] as of the Effective Date, without any inquiry or investigation.  For this purpose, [***] means [***].

1.102	“Launch Countries” has the meaning set forth in Section 7.2 (Launch Sequence and Commercialization Plan).
1.103	“Launch Sequence” has the meaning set forth in Section 7.2 (Commercialization Plan).
1.104	“Licensed Compound” means the API referred to as vadadustat, formerly known as AKB-6548, and any salt or crystal form thereof. Licensed Compound includes any prodrug form of vadadustat.
1.105	“Licensed Product” means any pharmaceutical product, drug product, preparation, formulation, or dosage form thereof that has the Licensed Compound as at least one API.
1.106

“Licensee Contributed Technology” means (a) any Licensee Patent anywhere in the world that includes one or more claims that Covers a Licensed Product that Licensee Develops, Packages, or Commercializes pursuant to this Agreement, and (b) any Licensee Know-How.

1.107

“Licensee Housemarks” means (a) the corporate logo of Licensee or any of its Affiliates, (b) the trademark “Otsuka,” (c) any other trademark, trade name, or service mark (whether registered or unregistered) containing the word “Otsuka,” and (d) any other corporate logo or trademark used by Licensee to identify Licensee or its Affiliates, (e) all registrations, applications for registrations, and other intellectual property rights associated with any of the foregoing, and (f) all goodwill associated with any and all of the foregoing in clauses (a) through (e).

1.108

“Licensee Improvement” means any Improvement that is made during the Term in the course of performance of activities undertaken by Licensee pursuant to this Agreement or pursuant to the license grants in Section 2.1 (Grant of Licenses to Licensee), solely by one or more employees of Licensee or any Affiliate of Licensee, or persons contractually required to assign or license such Improvement (or Patents Covering such Improvement) to Licensee or any Affiliate of Licensee (including all sublicensees), but excluding any Joint Know-How.

1.109	“Licensee Indemnitees” has the meaning set forth in Section 14.1 (Indemnification by Akebia).
1.110

“Licensee Know-How” means all Know-How (excluding Joint Know-How) that is (a) Controlled as of the Effective Date or during the Term by Licensee or any of its Affiliates, and (b) either (i) disclosed to Akebia or any of its Affiliates pursuant to this Agreement, or (ii) necessary or reasonably useful for the Development, manufacture, or Commercialization of the Licensed Compound or a Licensed Product.

1.111

“Licensee Patents” means all Patents (excluding Joint Patents) that (a) are Controlled as of the Effective Date or during the Term by Licensee or any of its Affiliates in the Territory, and (b) (i) include one or more claims that Cover the Licensed Compound or a Licensed Product or their respective Development, manufacture, or Commercialization, or (ii) are necessary or reasonably useful (or, with respect to patent applications, would be necessary or reasonably useful if such patent applications were to issue as patents) for the Development, manufacture, or

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Commercialization of the Licensed Compound or a Licensed Product. Licensee Patents include any and all Retained Licensee Improvement Patents.
1.112	“Licensee R&D Cost Share” has the meaning set forth in Section 4.1.3(a) (Licensee R&D Cost Share).
1.113

“Licensee Reserved Dispute” means any dispute of the [***] with respect to matters within the [***] that is not resolved following escalation to the [***] (if applicable) and the [***] related to (a) [***], (b) [***], (c) [***], and (d) the [***] of a Licensed Product, including any dispute with respect to any [***].

1.114	“Licensee Technology” means Licensee Know-How, Licensee Patents, Retained Licensee Improvement Technology, and Licensee’s interest in Joint Technology.
1.115

“Limited Recall” means a recall or retrieval of a Licensed Product on grounds of product quality or manufacturing defect or public health or safety that is limited as to lots or batches of a Licensed Product.

1.116	“Local Marks” has the meaning set forth in Section 7.9.1 (Brand Name in the Territory).
1.117	“Local Medical Affairs Plan” has the meaning set forth in Section 6.2 (Medical Affairs Activities).
1.118	“Losses” has the meaning set forth in Section 14.1 (Indemnification by Akebia).
1.119

“MAA” means (a) a marketing authorization application filed with (i) the EMA under the centralized EMA filing procedure to gain approval to market a pharmaceutical or diagnostic product in the E.U., or (ii) a Regulatory Authority in any E.U. country if the centralized EMA filing procedure is not used to gain approval to market a pharmaceutical or diagnostic product in the E.U., or (b) any other equivalent or related Regulatory Submissions filed in support of approval to market a pharmaceutical or diagnostic product in any country outside the E.U., and, in each case ((a) and (b)), including any amendments thereto, and supplemental applications, but excluding Reimbursement Approval applications.

1.120	“MACE” means any major adverse cardiovascular event, specifically, [***].
1.121	“Major Countries” means [***].
1.122

“Manufacturing Plan” means the manufacturing plan for Akebia’s supply to Licensee of each Licensed Product in the Territory (a) [***], if applicable, (b) [***], if applicable, and (c) [***] or, solely where required by Applicable Law in a country in the Territory, [***], as such plan may be updated pursuant to this Agreement.

1.123

“Mark” means any trademark, trade name, service mark, service name, product name, brand, domain name, trade dress, logo, slogan, or other indicia of origin or ownership, and (a) all registrations, applications for registrations, and other intellectual property rights associated with any of the foregoing, and (b) the goodwill associated with each of the foregoing.

1.124	“Maximum Supply Price” has the meaning set forth in Section 9.3.4 (Maximum Supply Price Reduction).

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.125

“Medical Affairs” means activities conducted by Akebia’s or Licensee’s medical affairs departments, including communications with key opinion leaders, medical education, symposia, advisory boards (to the extent related to medical affairs or clinical guidance), activities performed in connection with patient registries, and other medical programs and communications, including educational grants, research grants (including conducting investigator-initiated studies), and charitable donations to the extent related to medical affairs and not to other activities that do not involve the promotion, marketing, sale, or other Commercialization of the Licensed Products and are not conducted by Akebia’s or Licensee’s medical affairs departments.

1.126

“National Reimbursement Authorities” means [***], and any other Governmental Authority in a Major Country with the authority to control, approve, recommend, or otherwise determine pricing and reimbursement of pharmaceutical products in such country.

1.127	“NDD-CKD Indication” means the treatment of anemia in pediatric and adult non-dialysis patients with chronic kidney disease.
1.128

“Net Sales” means the gross amounts invoiced by Licensee, its Affiliates, or sublicensees (each, a “Seller”) to Third Parties in the Territory for consideration, reduced by the following amounts to the extent such items are customary under industry practices:

1.128.1	trade, cash, and quantity discounts actually allowed and taken directly with respect to such sales or transfers;
1.128.2	inventory management fees paid to wholesalers and distributors and reasonably allocated to such Licensed Product;
1.128.3

tariffs, duties, excises, value added tax, and other sales taxes imposed upon and paid with respect to the sale, transportation, delivery, use, exportation, or importation of such Licensed Product (which does not include income, withholding, or similar taxes), to the extent such amounts are included in the gross invoiced sales price;

1.128.4	amounts actually repaid or credited upon returns, rejections, defects, recalls (due to spoilage, damage, expiration of useful life), price adjustments, billing errors, or trial prescriptions;
1.128.5	invoiced freight, shipping, and insurance expenses specific to such Licensed Product and allocated accordingly, to the extent such amounts are included in the gross invoiced sales price;
1.128.6	invoiced amounts that are actually written off as uncollectible in accordance with Seller’s accounting policies, as consistently applied;
1.128.7	allowances or credits actually paid or given to customers on account of price reductions affecting such Licensed Product;

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.128.8

rebates (including mandatory rebates), clawbacks, discounts (including confidential payer discounts), or charge-backs actually paid or credited to any Government Authority, or to any Third Party payor, administrator, or contractee, and including those requested by any Government Authority any time after the actual sale; and

1.128.9	discounts actually paid under state-legislated or Seller-sponsored discount prescription drug programs or reductions or coupon and voucher programs.

If Seller receives [***], then the Net Sales amount for such Licensed Product [***].

Subject to the above, Net Sales will be determined in accordance with the Accounting Standards applicable to Seller, consistently employed by Seller.

In the event of any sale of a Combination Product or a Co-Packaged Product, the Net Sales from the Combination Product or Co-Packaged Product for the purposes of determining payments hereunder based on Net Sales will be determined by multiplying the Net Sales of the Combination Product or Co-Packaged Product (as applicable), during the applicable reporting period, by the fraction, A/(A+B), where A is the average sale price of a Licensed Product when sold separately in Finished Form and B is either (a) the average sale price of the other APIs included in the Combination Product when sold separately in finished form (in the case of a Combination Product), or (b) the average sales price of the Other Components included in the Co-Packaged Product when sold separately (in the case of a Co-Packaged Product), in each case, during the applicable royalty reporting period or, if sales of both a Licensed Product and the other APIs or Other Components (as applicable) did not occur in such period, then in the most recent reporting period in which sales of both occurred.  If such average sale price cannot be determined for both a Licensed Product and all other APIs included in such Combination Product or all Other Components included in the Co-Packaged Product (as applicable), then Net Sales for the purposes of determining royalties based on Net Sales will be determined by multiplying the Net Sales of the Combination Product or Co-Packaged Product (as applicable) during the applicable reporting period by the fraction of C/(C+D) where C is the fair market value of a Licensed Product and D is either (i) the fair market value of all other APIs included in the Combination Product (in the case of a Combination Product), or (ii) the average sales price of the Other Components included in the Co-Packaged Product when sold separately (in the case of a Co-Packaged Product). In such event, Seller will in good faith make a determination of the respective fair market values of a Licensed Product and all other APIs or Other Components, as applicable, included in the Combination Product or Co-Packaged Product (as applicable).

If a Licensed Product is sold as part of a Co-Packaged Product, then Seller [***] of a Licensed Product included in such Co-Packaged Product [***].

1.129	“New Formulation” means any formulation of a Licensed Product other than the Current Formulation.
1.130	“New Indication” means any indication for a Licensed Product other than the Initial Indications.
1.131	“Non-Breaching Party” has the meaning set forth in Section 15.2 (Termination for Breach).
1.132	“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury or any successor agency thereto.
1.133	“Ongoing E.U. Opposition Hearings” has the meaning set forth in Section 10.10.2(a) (Initiation).

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.134	“Operational Team” has the meaning set forth in Section 3.5.3 (Operational Teams).
1.135	“Other Component” means other devices or components (besides the Licensed Compound and the Licensed Products).
1.136	“Other Covered Party” means any political party or party official, or any candidate for political office.
1.137

“Other Global Development” means Development activities for the Licensed Products that are conducted pursuant to an Other Global Development Plan, as the same may be amended in accordance with this Agreement. [***] are not included in Other Global Development.

1.138

“Other Global Development Plan” means a plan setting forth the Development activities that are (a) not included in the Current Global Development Plan, (b) not [***], and (c) to be undertaken by or on behalf of Akebia and its Affiliates, licensees (including Licensee, if applicable), and sublicensees in Developing the Licensed Compound and the Licensed Products and obtaining or maintaining Regulatory Approval from [***] for New Indications or New Formulations, as set forth in Section 4.3 (Additional Development), together with the budget and timelines for such activities including the proposed clinical trials and regulatory plans, as well as outlining the key elements involved in obtaining and maintaining Regulatory Approval of the Licensed Products from [***] (other than as contemplated in the Current Global Development Plan or [***] or any [***] Plan).

1.139	“Packaging” or “Package” has the meaning set forth in Section 8.1 (Supply and Purchase Obligations).
1.140

“Packaging and Labeling” means primary, secondary, or tertiary packaging and labeling of a Licensed Product (in its commercial packaging presentation) for sale or use in the Territory, including the Approved Labeling and insertion of materials such as patient inserts, patient medication guides, and professional inserts and any other written, printed, or graphic materials accompanying a Licensed Product and any brand security or anti-counterfeiting measures included in the packaging elements for a Licensed Product considered to be part of the finished packaged Licensed Product, and all testing and release thereof.

1.141	“Party Vote” has the meaning set forth in Section 3.7 (Decision-Making and Committee Dispute Resolution).
1.142

“Patents” means (a) all patents and patent applications in any country or jurisdiction, (b) all patent applications filed either from such patents or patent applications or from an application claiming priority from any of these, including divisionals, continuations, continuations-in-part, provisionals, converted provisionals, and continued prosecution applications, (c) any and all patents that have issued or in the future issue from the foregoing patent applications, and (d) any and all substitutions, renewals, registrations, confirmations,  extensions, or restorations, including revalidations, reissues, and re-examinations (including any supplementary protection certificates and the like) of the foregoing patents or patent applications.

1.143

“Pharmacovigilance Agreement” means an agreement regarding receipt, investigation, and reporting of product complaints, adverse events, product recalls, and any other information related to the safety of a Licensed Product in the Territory.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.144	“Pharmacovigilance Committee” or “PVC” has the meaning set forth in Section 3.5.2 (Pharmacovigilance Committee).
1.145	“Prepayment” has the meaning set forth in Section 4.1.4(a) (Initial Cost Share Notice).
1.146

“Privacy Laws” means all Applicable Laws with respect to the collection, use, transfer, storage, deletion, processing (both by computer and manually), combination, or other use of subject or other personal data.

1.147	“Product Hyporesponder” means subjects [***].
1.148

“Product Marks” means any Mark (whether registered or unregistered) selected in accordance with Section 7.9.1 (Brand Name in the Territory) for use on, with, or to refer to a Licensed Product (other than Akebia Housemarks and Licensee Housemarks) or used with patient support or other information or services or Product Materials associated with a Licensed Product in the Territory during the Term (including all Global Marks and Local Marks), and (a) all registrations, applications for registrations, and other intellectual property rights associated with any of the foregoing, and (b) the goodwill associated with each of the foregoing.

1.149

“Product Materials” means any and all promotional materials, training materials, medical education materials, Packaging and Labeling, and all other literature or other information related to a Licensed Product.

1.150

“Product Withdrawal” means removal of a Licensed Product from the market in any country in the Territory on the grounds of public health or safety that results in discontinuation of all or substantially all distribution of such Licensed Product in such country in the Territory.  Product Withdrawal does not include a Limited Recall.

1.151

“Professional Requirements” means (a) the codes and standards of the European Accreditation Council for Continuing Medical Education (EACCME) and the European Federation of Pharmaceutical Industries and Associations (EFPIA), (b) the codes of the Prescription Medicines Code of Practice Authority (PMCPA) and the Association of the British Pharmaceutical Industry (ABPI), and (c) all other accepted national and international pharmaceutical industry codes of practice in and for the relevant countries in the Territory, as any of the foregoing may be amended from time-to-time.

1.152	“Progression of CKD” means the time to [***].
1.153

“Progression of CKD Endpoint” means a [***] in the Progression of CKD in subjects dosed with a Licensed Product as compared to subjects receiving the comparator drug in the Global Phase 3 NDD-CKD Program.

1.154	“Proposing Party” has the meaning set forth in Section 4.3 (Additional Development).
1.155	“Quality Agreement” has the meaning set forth in Section 8.4 (Quality Agreement).
1.156	“Quarterly Report” has the meaning set forth in Section 9.3.5(b) (Quarterly Report).
1.157	“Recall Decision-Makers” has the meaning set forth in Section 11.5.3 (Voluntary Withdrawal or Recall in the Territory).

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.158	“Recipient” has the meaning set forth in Section 13.2 (Exceptions).
1.159

“Regulatory Approval” means, with respect to a particular country or other regulatory jurisdiction, any MAA approval or other approval, product or establishment license, registration, or authorization of any Regulatory Authority necessary for the commercial sale of a Licensed Product in such country or other regulatory jurisdiction, excluding, in each case, Reimbursement Approval.

1.160

“Regulatory Authority” means, in a particular country or jurisdiction, any applicable Governmental Authority involved in granting Regulatory Approval in such country or jurisdiction, including (a) in the U.S., the FDA and any other applicable Governmental Authority in the U.S. having jurisdiction over the Licensed Products, (b) in the E.U., the EMA and any other applicable Governmental Authority in the countries in the E.U. having jurisdiction over the Licensed Products, and (c) in other countries, other analogous Governmental Authorities having jurisdiction over the Licensed Products.

1.161	“Regulatory Executives” has the meaning set forth in Section 5.7 (Decision-Making and Escalation For Certain Regulatory Matters).
1.162

“Regulatory Responsible Party” means (a) with respect to the E.U., (i) [***] (or its Affiliates), [***] of Regulatory Approval from the EMA for the Licensed Product for each of the DD-CKD Indication and the NDD-CKD Indication, and (ii) [***] (or its Affiliates [***]), [***] Regulatory Approval from the EMA for the Licensed Product for each of the DD-CKD Indication and the NDD-CKD Indication, and (b) [***] (or its Affiliates [***]), with respect to all other countries within the Territory, in each case ((a) and (b)), subject to Akebia’s ongoing Development obligations in the Territory related to the Licensed Products.

1.163

“Regulatory Submissions” means all applications, filings, dossiers, and other documents submitted to a Regulatory Authority in support of Development of the Licensed Compound and the Licensed Products inside and outside of the Territory, including for the purpose of obtaining Regulatory Approval from that Regulatory Authority. Regulatory Submissions include all INDs, MAAs, and other Regulatory Approval applications and their equivalents inside and outside of the Territory.

1.164

“Reimbursement Approval” means an approval, agreement, determination, or other decision by the applicable Governmental Authority that establishes prices charged to end-users for biopharmaceutical products that a Licensed Product will be reimbursed by the Governmental Authorities or Regulatory Authorities in the Territory.

1.165	“Restricted Party” means any individual or entity on one or more of the Restricted Party Lists.
1.166

“Restricted Party List” means the list of sanctioned entities maintained by the United Nations; the Specially Designated Nationals and Blocked Persons List, the Foreign Sanctions Evaders List and the Sectoral Sanctions Identifications List, all administered by OFAC; the U.S. Denied Persons List, the U.S. Entity List, and the U.S. Unverified List, all administered by the U.S. Department of Commerce; and the entities subject to restrictive measures and the consolidated list of Persons, Groups, and Entities Subject to E.U. Financial Sanctions, as implemented by the E.U. Common Foreign & Security Policy.

1.167	“Retained Licensee Improvement” means any Licensee Improvement other than an Assigned Product Improvement.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.168	“Retained Licensee Improvement Patent” means any Patent Controlled by Licensee or any of its Affiliates during the Term that Covers a Retained Licensee Improvement.
1.169	“Retained Licensee Improvement Technology” means Retained Licensee Improvements and Retained Licensee Improvement Patents.
1.170	“Royalty Amount” has the meaning set forth in Section 9.3.4(a) (Maximum Supply Price Reduction).
1.171	“Royalty Amount Exceeding [***]” has the meaning set forth in Section 9.3.4(c) (Maximum Supply Price Reduction).
1.172

“Royalty Term” means, on a country-by-country basis, the period commencing on the date of First Commercial Sale of a Licensed Product in a country in the Territory and continuing until the latest to occur of (a) the date of expiration of the last-to-expire Valid Claim of any Akebia Patent or Joint Patent that Covers a Licensed Product in the form and for the indication approved by the Regulatory Authority in such country in the Territory, (b) the date of expiration of data or regulatory exclusivity in such country in the Territory, or (c) the date that is 10 years from First Commercial Sale of such Licensed Product in such country in the Territory.

1.173	“Safety Data” has the meaning set forth in Section 11.3 (Pharmacovigilance Agreement).
1.174	“Sale Transaction” has the meaning set forth in Section 17.2 (Standstill).
1.175	“[***]” has the meaning set forth in Section 5.3.1 ([***]).
1.176	“Seller” has the meaning set forth in Section 1.128 (Net Sales).
1.177	“Shared Development Costs” has the meaning set forth in Section 4.1.3 (Development Cost Sharing).
1.178

“SmPC” means the Summary of Product Characteristics that sets forth a description of the manner in which a Licensed Product is to be used for a specific treatment and that is approved in connection with the receipt of Regulatory Approval from the EMA.

1.179	“Statistically Significant” means a p-value [***].
1.180

“Study Data” means all research data and reports, material regulatory materials and correspondence (including INDs and MAAs in the U.S.), clinical and non-clinical data, and chemistry, manufacturing, and controls data.

1.181	“Sub-Committee” has the meaning set forth in Section 3.5.1 (Sub-Committees).
1.182	“Sub-Territory A” means [***].
1.183	“Sub-Territory B” means [***]. The countries included in Sub-Territory B as of the Effective Date are set forth on Schedule 1.183.
1.184	“Sub-Territory C” means all countries in the Territory other than those countries in Sub-Territory A or Sub-Territory B.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.185	“Supply Agreements” means the Clinical Supply Agreement and the Commercial Supply Agreement.
1.186	“Supply Price” has the meaning set forth in Section 8.3 (Supply Agreements).
1.187	“Supply Price Letter Agreement” has the meaning set forth in Section 9.3.4 (Maximum Supply Price Reduction).
1.188

“Tablet Formulation” means a Licensed Product containing the Licensed Compound as its sole API in the solid, oral tablet form in the dosage strength used in the Current Global Development Program as of the Effective Date or in any other dosage strength of the solid, oral tablet form manufactured by or on behalf of Akebia at any time during the Term.  For clarity, the Tablet Formulation excludes [***].

1.189	“Term” has the meaning set forth in Section 15.1 (Term).
1.190

“Territory” means all of the countries of the world and their territories and possessions, except the U.S., Argentina, Bolivia, Brazil, Chile, Colombia, Ecuador, Guyana, Paraguay, Peru, Uruguay, Suriname, Venezuela, Costa Rica, Guatemala, Nicaragua, Honduras, El Salvador, Panama, Belize, Mexico, Antigua and Barbuda, Bahamas, Barbados, Cuba, Dominica, Dominican Republic, Grenada, Haiti, Jamaica, Saint Kitts and Nevis, Saint Lucia, Saint Vincent and the Grenadines, Trinidad and Tobago, [***], and their respective territories and possessions.

1.191

“Territory-Specific Development” means Development activities for the Licensed Compound and the Licensed Products in the [***] solely for the Territory and for obtaining or maintaining Regulatory Approval for the Licensed Product solely from the EMA or any other Regulatory Authority in the Territory that are conducted pursuant to a Territory-Specific Development Plan, as the same may be amended in accordance with this Agreement.

1.192

“Territory-Specific Development Plan” means a plan setting forth the Development activities that are (a) not included in the Current Global Development Plan or in any Other Global Development Plan, (b) not [***], and (c) to be undertaken by or on behalf of Licensee and its Affiliates and permitted sublicensees in Developing the Licensed Compound and the Licensed Products in the [***] solely for the Territory and for obtaining or maintaining Regulatory Approval for the Licensed Products solely from the EMA or any other Regulatory Authority in the Territory, together with timelines for such activities, including the high-level study design of proposed clinical trials, as well as outlining the key elements involved in obtaining and maintaining Regulatory Approval for the Licensed Products from the applicable Regulatory Authorities in the Territory.

1.193	“Third Party” means any person or entity other than a Party or its Affiliates.
1.194	“U.S.” means the United States of America (including all possessions and territories thereof, including Puerto Rico).
1.195	“U.S. Collaboration and License Agreement” has the meaning set forth in the Recitals.
1.196	“U.S. Dollars” or “$” means the legal tender of the U.S.
1.197	“U.S. Finished Form” means the Finished Form of a Licensed Product that is made commercially available in the U.S.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.198

“Valid Claim” means a claim in any issued and unexpired Akebia Patent or Joint Patent in the Territory, which claim has not lapsed, been cancelled or revoked, become abandoned, or been held invalid or unenforceable by a non-appealed or un‑appealable decision of a court or government agency or other appropriate body of competent jurisdiction and has not been disclaimed or admitted to be invalid or unenforceable through reissue, reexamination, disclaimer, or otherwise, or has not been made unenforceable due to failure to pay maintenance fees.

1.199	“Withholding Party” has the meaning set forth in Section 9.7 (Taxes).
1.200	“Year A” has the meaning set forth in Section 9.3.4 (Maximum Supply Price Reduction).
1.201	“Year B” has the meaning set for in Section 9.3.4 (Maximum Supply Price Reduction).
1.202

Interpretation.  (a) Whenever any provision of this Agreement uses the term “including” (or “includes”), such term will be deemed to mean “including without limitation” and “including but not limited to” (or “includes without limitations” and “includes but is not limited to”) regardless of whether the words “without limitation” or “but not limited to” actually follow the term “including” (or “includes”); (b) “herein,” “hereby,” “hereunder,” “hereof,” and other equivalent words will refer to this Agreement in its entirety and not solely to the particular portion of this Agreement in which any such word is used; (c) all definitions set forth herein will be deemed applicable whether the words defined are used herein in the singular or the plural; (d) wherever used herein, any pronoun or pronouns will be deemed to include both the singular and plural and to cover all genders; (e) the recitals set forth at the start of this Agreement, along with the schedules and exhibits to this Agreement, and the terms and conditions incorporated in such recitals and schedules and exhibits will be deemed integral parts of this Agreement and all references in this Agreement to this Agreement will encompass such recitals and schedules and exhibits and the terms and conditions incorporated in such recitals and schedules and exhibits; provided that in the event of any conflict between the terms and conditions of this Agreement and any terms and conditions set forth in the recitals, schedules, or exhibits, the terms of this Agreement will control; (f) in the event of any conflict between the terms and conditions of this Agreement and any terms and conditions that may be set forth on any order, invoice, verbal agreement, or otherwise, the terms and conditions of this Agreement will govern; (g) this Agreement will be construed as if both Parties drafted it jointly, and will not be construed against either Party as principal drafter; (h) unless otherwise provided, all references to Sections, Articles, and Schedules in this Agreement are to Sections, Articles, and Schedules of and to this Agreement; (i) any reference to any federal, national, state, local, or foreign statute or law will be deemed to also refer to all rules and regulations promulgated thereunder, unless the context requires otherwise; (j) wherever used, the word “shall” and the word “will” are each understood to be imperative or mandatory in nature and are interchangeable with one another; (k) the word “or” will not be exclusive; (l) references to a particular person include such person’s successors and assigns to the extent not prohibited by this Agreement; and (m) the section headings and captions used herein are inserted for convenience of reference only and will not be construed to create obligations, benefits, or limitations.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Article II
LICENSES

2.1	Grant of Licenses to Licensee. Subject to the terms and conditions of this Agreement (including Section 2.7 (No Other Rights and Retained Rights)), Akebia hereby grants to Licensee and its Affiliates:
2.1.1

an exclusive, royalty-bearing license, with the right to grant sublicenses only as provided in Section 2.2 (Rights of Licensee to Grant Sublicenses), under the Akebia Technology to Develop (solely in accordance with Article IV (Development)) and Commercialize (including to import, export, distribute, offer for sale, and sell), but not [***], the Licensed Compound and the Licensed Products in the Field in the Territory during the Term;

2.1.2

a non-exclusive license, with the right to grant sublicenses only as provided in Section 2.2 (Rights of Licensee to Grant Sublicenses), under the Akebia Technology to [***] the Licensed Products inside and outside of the Territory during the Term, subject to and solely in accordance with Section 8.1 (Supply and Purchase Obligations) and solely for use in exercising the licenses in Section 2.1.1 and Section 2.1.3; and

2.1.3

a non-exclusive license under the Akebia Technology to [***] in the Field outside of the Territory during the Term, solely to the extent that the conduct of such activities is allocated to Licensee under the Current Global Development Plan or any [***] Plan or Other Global Development Plan.

2.2

Rights of Licensee to Grant Sublicenses. Subject to the terms and conditions of this Agreement, upon Akebia’s written consent, [***], Licensee will have the right to enter into one or more sublicenses under this Agreement with Third Parties to Develop (solely in accordance with Article IV (Development)), Commercialize, and [***] the Licensed Products in the Field in the Territory during the Term; provided, however, that Licensee’s right to sublicense to Third Parties, including through multiple tiers, is conditioned on every sublicense agreement with a Third Party entered into after the Effective Date including a sublicenseable license back to Licensee of all Patents made or generated by the sublicensee that are necessary or reasonably useful to manufacture, use, sell, offer for sale, or import the Licensed Compound and the Licensed Products (such that Licensee Controls such Patents for the purposes of this Agreement). Licensee will provide prior written notification to Akebia identifying Licensee’s intention to grant such sublicense, the purpose of such sublicense, and the identity of the Third Party to whom Licensee intends to grant such sublicense. Each sublicensee will hold its rights contingent on the rights licensed to Licensee under the terms of this Agreement and each sublicense will be consistent with the terms and conditions of this Agreement. Any loss by Licensee of its rights under this Agreement due to an early termination of this Agreement pursuant to Article XV (Term and Termination) will cause the permitted sublicensees to [***].

2.3

Grant of Licenses to Akebia.  Subject to the terms and conditions of this Agreement, including Section 15.7.6 (Termination by Licensee for Breach), Licensee hereby grants to Akebia a royalty-free, fully paid-up, perpetual, irrevocable license (with the right to grant sublicenses through multiple tiers, subject to Section 2.4 (Rights of Akebia to Grant Sublicenses)) under (a) Licensee’s interest in Joint Technology, (b) the Retained Licensee Improvement Technology, and (c) any Licensee Contributed Technology solely to:

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

2.3.1	Develop, manufacture, have manufactured, and Commercialize (including to import, export, distribute, offer for sale, and sell) the Licensed Compound and the Licensed Products outside of the Territory;
2.3.2

Develop, manufacture, and have manufactured the Licensed Compound and the Licensed Products in the Territory for the purpose of obtaining Regulatory Approval and Commercializing the Licensed Products outside of the Territory; and

2.3.3	Develop, manufacture, and have manufactured the Licensed Compound and the Licensed Products in the Territory to perform its obligations under this Agreement.

(a) The license granted in Section 2.3.1 under Licensee’s interest in the Joint Technology and the Retained Licensee Improvement Technology is exclusive (even as to Licensee) during the Term (subject to the rights retained by Licensee in Section 2.7 (No Other Rights and Retained Rights)) and non-exclusive after the Term, (b) the licenses granted in Section 2.3.2 and Section 2.3.3 under Licensee’s interest in the Joint Technology and the Retained Licensee Improvement Technology are non-exclusive during and after the Term, and (c) the licenses granted in Section 2.3.1, Section 2.3.2, and Section 2.3.3 under the Licensee Contributed Technology are non-exclusive during and after the Term.

2.4

Rights of Akebia to Grant Sublicenses. Akebia will have the right to grant sublicenses under the licenses granted in Section 2.3 (Grant of Licenses to Akebia) through multiple tiers without Licensee’s consent; provided that Akebia will, promptly after granting any such sublicense, provide written notification to Licensee identifying Akebia’s grant of such sublicense, the purpose of such sublicense, and the Third Party to whom Akebia has granted such sublicense. All sublicensees will hold their rights contingent on Akebia’s rights under this Agreement. Any termination of the licenses granted to Akebia in Section 2.3 (Grant of Licenses to Akebia) as a result of a termination of this Agreement pursuant to Section 15.7.6 (Termination by Licensee for Breach) will [***].

2.5

Responsibility for Sublicensees.  Each Party agrees that it will be fully responsible and liable for any breach of the terms of this Agreement by any of its sublicensees to the same extent as if such Party itself has committed any such breach.

2.6

Subcontracting. Each Party may subcontract with a Third Party to perform services in connection with the performance of its obligations and exercise of its rights under this Agreement; provided that (a) no such permitted subcontractor will be Debarred/Excluded, (b) no such permitted subcontracting will relieve the subcontracting Party of its obligations under this Agreement or any liability hereunder, and (c) the agreement pursuant to which Licensee engages any Third Party subcontractor must (i) be consistent in all material respects with this Agreement, (ii) contain obligations of confidentiality and non-use no less stringent than the confidentiality terms of this Agreement, and (iii) contain terms that are consistent with the intellectual property provisions set forth in this Agreement.

2.7

No Other Rights and Retained Rights.  Nothing in this Agreement will be interpreted to grant a Party any rights under any intellectual property rights owned or Controlled by the other Party, including Akebia Technology or Licensee Technology, in each case, that are not expressly granted herein, whether by implication, estoppel, or otherwise, and Licensee will not practice the Akebia Technology and Akebia will not practice the Licensee Technology, in each case, other than as expressly licensed and permitted under this Agreement.  Any rights not expressly granted to Licensee by Akebia under this Agreement are hereby retained by Akebia and any rights not

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

expressly granted to Akebia by Licensee under this Agreement are hereby retained by Licensee.  For clarity, Akebia retains (on behalf of itself and its licensees) the right to Develop, manufacture, and have manufactured the Licensed Compound and the Licensed Products inside the Territory (a) to perform its obligations under this Agreement, and (b) for the purpose of obtaining and maintaining Regulatory Approval and Commercializing the Licensed Compound and the Licensed Products outside of the Territory.

Article III
GOVERNANCE

3.1	Joint Steering Committee.
3.1.1

Formation and Purpose of the JSC. The Joint Steering Committee (“JSC”) will coordinate and oversee or monitor the Parties’ activities hereunder in accordance with this Section 3.1 (Joint Steering Committee). As of the Effective Date, the JSC will be the joint steering committee established under the U.S. Collaboration and License Agreement. At any time during the Term the Parties may, and upon the conclusion of the term of the U.S. Collaboration and License Agreement the Parties will, establish a JSC that is separate from the joint steering committee established under the U.S. Collaboration and License Agreement. The JSC will have the responsibilities set forth herein, and, for so long as the JSC is the joint steering committee under the U.S. Collaboration and License Agreement, will also have the responsibilities set forth in the U.S. Collaboration and License Agreement. If the Parties establish a JSC that is separate from the joint steering committee established under the U.S. Collaboration and License Agreement, then the terms of Section 3.1.2 (Membership) will apply to the membership of the JSC and the terms of Section 3.1.3 (Meetings) and Section 3.1.4 (Meeting Agendas) will apply to meetings and minutes of the JSC.  The JSC may establish a charter that will include details regarding the operation of the JSC consistent with this Article III (Governance). The JSC will dissolve upon the expiration of the Term.  Notwithstanding anything to the contrary set forth in this Article III (Governance), during the term of the U.S. Collaboration and License Agreement, at the request of Licensee, the joint steering committee and sub-committees (including the joint development committee and joint commercialization committee) established under the U.S. Collaboration and License Agreement  may oversee, monitor, review, discuss, and to the extent provided herein, approve Licensee’s activities under this Agreement that are conducted in [***].

3.1.2

Membership. Each Party will designate up to three representatives with appropriate knowledge and expertise to serve as members of the JSC. The members of the JSC may also be members of the joint steering committee under the U.S. Collaboration and License Agreement. Each Party may replace its JSC representatives at any time upon written notice to the other Party.  Akebia will designate one of its JSC members as one of the co-chairpersons of the JSC and Licensee will designate one of its members as the other co-chairperson of the JSC. [***] The lead co-chairperson or his or her designee, in collaboration with the Alliance Managers, will be responsible for calling meetings, preparing, and circulating an agenda in advance of each meeting, and preparing and issuing minutes of each meeting within 30 days thereafter.  Such minutes will not be finalized until all JSC members have had an adequate opportunity to review and confirm the accuracy of such minutes.

3.1.3	Meetings. The JSC will hold meetings at such times as it elects to do so, but in no event will such meetings be held less frequently than quarterly, unless otherwise agreed by the

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Parties.  The JSC will meet alternatively at Licensee’s Affiliate’s facilities in the United States or Europe and Akebia’s facilities in Cambridge, Massachusetts, or at such locations as the Parties may otherwise agree.  Meetings of the JSC may be held by audio or video teleconference with the consent of each Party; provided, however, that at least one JSC meeting per year will be held in person. If the members of the JSC and the joint steering committee under the U.S. Collaboration and License Agreement are the same or overlap, then the Parties may hold joint meetings of the JSC and the joint steering committee under the U.S. Collaboration and License Agreement. The Alliance Manager of each Party will attend each meeting of the JSC as [***].  Each Party will be responsible for all of its own expenses of participating in any JSC meeting.

3.1.4

Meeting Agendas.  Each Party will disclose to the other Party the proposed agenda items along with appropriate information at least five Business Days in advance of each meeting of the JSC; provided that under exigent circumstances requiring JSC input, a Party may provide its agenda items to the other Party within a lesser period of time in advance of the meeting, or may propose that there not be a specific agenda for a particular meeting, so long as such other Party consents to such later addition of such agenda items or the absence of a specific agenda for such JSC meeting.

3.1.5	Specific Responsibilities of the JSC. The responsibilities of the JSC will be to:
(a)	manage the overall strategic alignment between the Parties under this Agreement and maintain the relationship between the Parties;
(b)	[***] any allocation to Licensee of Development activities in the Territory under the Current Global Development Plan, as described in Section 4.1 (Current Global Development);
(c)

[***] the Current Global Development Plan and [***] any material amendments or updates thereto (including any amendments to the budgets set forth therein greater than [***]), in each case, which will be prepared by Akebia, as described in Section 4.1.1 (Current Global Development Plan);

(d)	[***] any determination by the JDC (or attempt to resolve any dispute or disagreement at the JDC) as to whether to conduct any [***] pursuant to Section 3.2.3(c);
(e)

[***] each initial [***] Plan and any material amendments or updates thereto (including any amendments to the budgets set forth therein greater than [***]), as described in Section 4.1.2(a) (Agreement of the JDC) and Section 4.1.2(c) ([***] Plan Amendments);

(f)	[***] the initial [***] Development Plan, as described in Section 4.2.1(a) (Initial [***] Development Plan);
(g)

subject to Section 3.1.5(i) with respect to the non-clinical studies, [***], and, [***], any amendment or update to the Territory-Specific Development Plan (or portion thereof) related to such indication or such formulation, as described in Section 4.2.1(b)(i) (Prior to the Receipt of Regulatory Approval);

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(h)	[***] a study design or protocol of any clinical study for a Licensed Product in such Initial Indication in the Current Formulation or New Indication or New Formulation that is [***];
(i)

[***] each non-clinical study to be conducted under any [***] Development Plan for such Licensed Product in such indication or such formulation, and the study design or protocol therefor, as described in Section 4.2.1(b)(ii)(2);

(j)	[***] a study design or protocol of any non-clinical study for a Licensed Product in such Initial Indication in the Current Formulation or New Indication or New Formulation [***];
(k)

[***] any Additional Development of the Licensed Compound or a Licensed Product, including any Other Global Development for any New Indication or New Formulation in the Territory proposed by either Party pursuant to Section 4.3 (Additional Development);

(l)

[***] each Other Global Development Plan and any material amendments or updates thereto (including any amendments to the budgets set forth therein greater than [***]), in each case, which will be prepared by the Proposing Party, as described in Section 4.3.1(d) (Conduct of Additional Development);

(m)	[***] whether to hold any [***], as described in Section 5.3.1 ([***]);
(n)	[***] the Launch Sequence and amendments and updates thereto, in each case, to be prepared by Licensee, subject to and as described in Section 7.2.1 (Launch Sequence);
(o)

[***] Licensee’s decision not to launch or Commercialize a Licensed Product in a Major Country, and the portion of the initial Commercialization Plan or any amendment or update thereto that contemplates not launching or Commercializing a Licensed Product in such country, as described in Section 7.2.2 (Commercialization Plan);

(p)	[***] any matters related to the Commercialization Plan (or any amendment or update thereto) referred to the JSC by either Party’s representatives to the JCC;
(q)	[***] any Territory-specific brand strategy for a Licensed Product, which will be developed by the JCC, subject to and as described in Section 7.2.3 (Consistency with Global Brand Plan);
(r)	[***] the Global Brand Plan and any material amendments or updates thereto, which, in each case, will be prepared by [***], as described in Section 7.8 (Global Brand Plan and Promotional Materials);
(s)

[***] the Manufacturing Plan and any material amendments or updates thereto (including any amendments to the budgets set forth therein greater than [***]), as described in Section 8.2 (Manufacturing Plan; Product Supply);

(t)	attempt to resolve any other disputes or disagreements, including those arising from any Sub-Committee;

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(u)	[***] possibility of the Parties [***]; and
(v)	perform such other functions as appropriate to further the purposes of this Agreement as determined by the Parties.
3.2	Joint Development Committee.
3.2.1

Formation and Purpose of the JDC. The Joint Development Committee (“JDC”) will be a Sub-Committee of the JSC. As of the Effective Date, the JDC will be the joint development committee established under the U.S. Collaboration and License Agreement. At any time during the Term the Parties may, and upon the conclusion of the term of the U.S. Collaboration and License Agreement the Parties will, establish a JDC that is separate from the joint development committee established under the U.S. Collaboration and License Agreement. The JDC will have the responsibilities set forth herein, and, for so long as the JDC is the joint development committee under the U.S. Collaboration and License Agreement, will also have the responsibilities set forth in the U.S. Collaboration and License Agreement; provided that the JSC established under this Agreement (and not the U.S. Collaboration and License Agreement, if the joint steering committees are not the same committee) will approve or attempt to resolve any dispute related to Territory-Specific Development matters (as applicable). If the Parties establish a JDC that is separate from the joint development committee established under the U.S. Collaboration and License Agreement, then the terms of Section 3.2.2 (Membership and Meetings of the JDC) will apply to the membership and meetings of the JDC. The JDC will dissolve upon completion of all Development activities and Medical Affairs with respect to the Licensed Products in the Territory.

3.2.2

Membership and Meetings of the JDC. Each Party will designate up to three representatives with appropriate knowledge and expertise to serve as members of the JDC. The members of the JDC may also be members of the joint development committee under the U.S. Collaboration and License Agreement. Akebia will designate a co-chairperson of the JDC and Licensee will designate a co-chairperson of the JDC, each of whom will be a Party’s representative who is a member of the JDC. Each Party may replace its JDC representatives and co-chairpersons at any time upon written notice to the other Party. The Alliance Manager of each Party (or his or her designee) will attend each meeting of the JDC as a [***]. The JDC will hold meetings at such times as it elects to do so (but in any event at least quarterly, unless the Parties agree otherwise), and at such locations as the Parties may agree upon or, if agreed by the Parties, by audio or video teleconference.  If the members of the JDC and the joint development committee under the U.S. Collaboration and License Agreement are the same or overlap, then the Parties may hold joint meetings of the JDC and the joint development committee under the U.S. Collaboration and License Agreement.  Each Party will be responsible for all of its own expenses of participating in any JDC meeting.

3.2.3	Specific Responsibilities of the JDC. The responsibilities of the JDC will be to:
(a)

[***] the roles of the Parties with respect to the activities under the Current Global Development Program and the ways in which Licensee can provide assistance to Akebia with respect to the Current Global Development Program;

(b)	[***] any amendments or updates to the Current Global Development Plan (provided that material amendments or updates will be subject to JSC approval in

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

accordance with Section 3.1.5(c) (Specific Responsibilities of the JSC)), as described in Section 4.1.1 (Current Global Development Plan);
(c)

[***] any [***], and, if applicable, discuss the Development strategy for each such [***], and the roles and responsibilities of each Party in conducting each such [***] (including which Party will be the sponsor for such study), and the associated budget, in each case, as described in Section 4.1.2 ([***] Plan);

(d)

[***] each [***] Plan and any amendments and updates thereto (provided that each initial [***] Plan and any material amendments or updates will be subject to JSC [***] in accordance with Section 3.1.5(e) (Specific Responsibilities of the JSC)), as described in Section 4.1.2(a) (Agreement of the JDC) and Section 4.1.2(c) ([***] Plan Amendments);

(e)

[***] updates from Akebia of Development, manufacturing, and regulatory activities related to the Licensed Compound and the Licensed Products outside of the Territory, as described in Section 4.1.5 (Global and EMA Development Reports);

(f)

[***], the Current Global Development Plan, the [***] Development Plan, any [***] Plan, and any Other Global Development Plan, including through each Party’s updates of the status of Development in the Territory, as described in Section 4.1.5 (Global and [***] Reports), Section 4.2.2 ([***] Development Reports), and Section 4.3.2 (Additional Development Reports; Information);

(g)	subject to Section 3.2.3(h) with respect to non-clinical studies included in any [***] Development Plan, [***] the initial [***] Development Plan and amendments and updates thereto; provided that:
(i)

[***], the initial [***] Development Plan and material amendments or updates thereto (or portion thereof) related to such indication or such formulation will be subject to JSC [***] in accordance with Section 3.1.5(g) (Specific Responsibilities of the JSC), as described in Section 4.2.1(a) (Initial [***] Development Plan) and Section 4.2.1(b)(i) (Prior to the Receipt of Regulatory Approval); and

(ii)

[***], the study design or protocol of any clinical study for a Licensed Product in such Initial Indication in the Current Formulation or New Indication or New Formulation [***] for such indication or such formulation will, in each case, be subject to JSC [***] in accordance with Section 3.1.5(h) (Specific Responsibilities of the JSC), as described in Section 4.2.1(b)(ii)(1);

(h)

[***] whether to conduct any non-clinical study of a Licensed Product in an Initial Indication in the Current Formulation or in any New Indication or New Formulation, and the study design or protocol therefor included in any Territory-Specific Development Plan; provided that:

(i)

[***], in each case, all non-clinical studies to be conducted under any Territory-Specific Development Plan for such indication or such formulation will be subject to JSC [***] in accordance with Section

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

3.1.5(i) (Specific Responsibilities of the JSC), as described in Section 4.2.1(b)(ii)(2); and
(ii)

[***], the study design or protocol of any non-clinical study for a Licensed Product in such Initial Indication in the Current Formulation or New Indication or New Formulation [***] for such indication or such formulation will, in each case, be subject to JSC [***] in accordance with Section 3.1.5(j) (Specific Responsibilities of the JSC), as described in Section 4.2.1(b)(ii)(3);

(i)	[***] for [***] in the Territory and other [***];
(j)	[***] Development activities of the Parties related to any Additional Development in the Territory proposed by either Party pursuant to Section 4.3 (Additional Development);
(k)	[***] (at a joint meeting with the JSC) whether to hold any [***], as described in Section 5.3.1 ([***]);
(l)	[***] the Global Medical Affairs Plan and the Local Medical Affairs Plan, and any amendments or updates thereto, as described in Section 6.1 (Medical Affairs Plans);
(m)

[***] updates from the Parties of Medical Affairs and progress under the Global Medical Affairs Plan (with respect to Akebia) and the Local Medical Affairs Plan (with respect to Licensee), as described in Section 6.2 (Medical Affairs Activities);

(n)	[***] the Joint Publication Plan, as described in Section 13.4.2 (After Release of Data by Akebia); and
(o)	perform such other functions as appropriate to further the purposes of this Agreement as determined by the Parties.
3.3	Joint Manufacturing Committee.
3.3.1

Formation and Purpose of the JMC. At an appropriate time (but no later than [***] after the Effective Date, or earlier if Akebia is to manufacture and supply to Licensee any Licensed Product for Development purposes), the JSC will establish a Joint Manufacturing Committee (“JMC”), which JMC will be a Sub-Committee of the JSC and will have the responsibilities provided for herein; provided that, if the Parties establish a joint manufacturing committee as a sub-committee of the joint steering committee under the U.S. Collaboration and License Agreement, then, unless the Parties agree otherwise, the JMC under this Agreement will be the same as the joint manufacturing committee established under the U.S. Collaboration and License Agreement. Notwithstanding the foregoing, at any time during the Term the Parties may, and upon the conclusion of the term of the U.S. Collaboration and License Agreement the Parties will, establish a JMC that is separate from the joint manufacturing committee established under the U.S. Collaboration and License Agreement. The JMC will have the responsibilities set forth herein, and, for so long as the JMC is the joint manufacturing committee under the U.S. Collaboration and License Agreement, will also have the

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

responsibilities delegated to the joint manufacturing committee under the U.S. Collaboration and License Agreement. The JMC will dissolve upon the termination or expiration of the Supply Agreements.
3.3.2

Membership and Meetings of the JMC. Each Party will designate up to three representatives with appropriate knowledge and expertise to serve as members of the JMC. Akebia will designate a co-chairperson of the JMC and Licensee will designate a co-chairperson of the JMC, each of whom will be a Party’s representative who is a member of the JMC. Each Party may replace its JMC representatives and co-chairpersons at any time upon written notice to the other Party. The Alliance Manager of each Party (or his or her designee) will attend each meeting of the JMC as a [***].  The JMC will hold meetings at such times as it elects to do so (but in any event at least two times each year, unless the Parties agree otherwise), and at such locations as the Parties may agree upon or, if agreed by the Parties, by audio or video teleconference. Each Party will be responsible for all of its own expenses of participating in any JMC meeting.

3.3.3	Specific Responsibilities of the JMC. The responsibilities of the JMC will be to:
(a)

[***] the Manufacturing Plan, and any amendments or updates thereto (provided that the initial Manufacturing Plan and material amendments or updates thereto will be subject to JSC [***] in accordance with Section 3.1.5(s) (Specific Responsibilities of the JSC)), as described in Section 8.2 (Manufacturing Plan; Product Supply);

(b)

[***] the [***] of each contract manufacturing organization that Akebia desires to engage to manufacture and supply the Licensed Products in API form or Tablet Formulation, as described in Section 8.2 (Manufacturing Plan; Product Supply); and

(c)

[***] activities under the Manufacturing Plan related to the manufacture and supply of the Licensed Products for Development and Commercialization purposes, as described in Section 8.7 (Manufacturing Reports).

3.4	Joint Commercialization Committee.
3.4.1

Formation and Purpose of the JCC. At an appropriate time (but at least [***] prior to the anticipated First Commercial Sale of the first Licensed Product in the Territory, unless otherwise agreed by the Parties), the JSC will establish a Joint Commercialization Committee (“JCC”), which JCC will be a Sub-Committee of the JSC and will have the responsibilities provided for herein. The JCC will dissolve upon the completion of all Commercialization activities with respect to the Licensed Products.

3.4.2

Membership and Meetings of the JCC. Each Party will designate up to three representatives with appropriate knowledge and expertise to serve as members of the JCC. Akebia will designate a co-chairperson of the JCC and Licensee will designate a co-chairperson of the JCC, each of whom will be a Party’s representative who is a member of the JCC.  Each Party may replace its JCC representatives and co-chairpersons at any time upon written notice to the other Party. The Alliance Manager of each Party (or his or her designee) will attend each meeting of the JCC as a [***].  The JCC will hold meetings at such times as it elects to do so (but in any event at least two times each year, unless the Parties agree otherwise), and at such locations as the Parties may agree upon

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

or, if agreed by the Parties, by audio or video teleconference. Each Party will be responsible for all of its own expenses of participating in any JCC meeting.
3.4.3	Specific Responsibilities of the JCC. The responsibilities of the JCC will be to:
(a)	[***] the Launch Sequence and any amendments or updates thereto prepared by Licensee in accordance with Section 7.2.1 (Launch Sequence);
(b)

[***] the Commercialization Plan and any amendments or updates thereto (provided that any amendment or update that contemplates not launching or Commercializing a Licensed Product in a Major Country will be subject to JSC [***] in accordance with Section 3.1.5(o) (Specific Responsibilities of the JSC)), as described in Section 7.2.2 (Commercialization Plan);

(c)	upon request of a Party, [***] a Territory-specific brand strategy for a Licensed Product, as described in Section 7.2.3 (Consistency with Global Brand Plan);
(d)	[***] Commercialization activities and progress under the Commercialization Plan through Licensee’s updates as described in Section 7.3 (Commercialization Reports);
(e)

[***] the Global Brand Plan and any material amendments or updates thereto, which, in each case, will be prepared by [***], as described in Section 7.8 (Global Brand Plan and Promotional Materials); and

(f)	perform such other functions as appropriate to further the purposes of this Agreement as determined by the Parties.
3.5	Additional Committees.
3.5.1

Sub-Committees.  The JSC will establish and delegate specifically-defined duties to the JDC, the JMC, the JCC, the PVC, and other operational committees or ad hoc sub-committees, on an “as needed” basis to oversee particular projects or activities (the JDC, the JMC, the JCC, the PVC, and such other operational committees and sub-committees, each a “Sub-Committee”). Each Sub-Committee may establish a charter that will include details regarding its operation and that is consistent with this Article III (Governance). In addition, the JSC or the co-chairpersons of the JSC may delegate to the JDC, the JMC, or the JCC any responsibilities of the JSC set forth in Section 3.1.5 (Specific Responsibilities of the JSC), and in such case, any agreement reached by unanimous Party Vote of the JDC, the JMC, or the JCC with respect to such delegated responsibilities will be deemed [***] by the JSC (to the extent such [***] is required hereunder).  The JSC or the co-chairpersons of the JSC acting together may also reallocate any responsibility of a Sub-Committee to any other Sub-Committee.  Each such Sub-Committee, other than the JDC, the JMC, the JCC, and the PVC, will be constituted and will operate as the JSC determines. Akebia will designate a co-chairperson of each Sub-Committee and Licensee will designate a co-chairperson of each Sub-Committee, each of whom will be a Party’s representative who is a member of such Sub-Committee. [***]  The lead co-chairperson or his or her designee, in collaboration with the Alliance Managers, will be responsible for calling meetings, preparing and circulating an agenda in advance of each meeting, and preparing and issuing minutes of each meeting within 30 days thereafter.  Such minutes will not be finalized until all Sub-

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Committee members have had an adequate opportunity to review and confirm the accuracy of such minutes in writing. Each Party may replace its representatives and co-chairpersons on each such Sub-Committee at any time upon written notice to the other Party.  The Alliance Manager of each Party (or his or her designee) will attend each meeting of each Sub-Committee as a [***]. Each Sub-Committee will hold meetings at such times as it elects to do so (but in any event at least two times each year, unless the Parties agree otherwise), and at such locations as the Parties may agree upon or, if agreed by the Parties, by audio or video teleconference. Each Party will be responsible for all of its own expenses of participating in any Sub-Committee meeting. Each Sub-Committee and its activities will be subject to the oversight of, and will report to, the JSC.  No Sub-Committee’s authority may exceed that specified for the JSC in this Article III (Governance).  Any disagreement between the representatives of the Parties on a Sub-Committee will be referred to the JSC for resolution in accordance with Section 3.7 (Decision-Making and Committee Dispute Resolution).

3.5.2

Pharmacovigilance Committee. Without limiting the generality of, and subject to, Section 3.5.1 (Sub-Committees), the pharmacovigilance committee (the “Pharmacovigilance Committee” or “PVC”) will be a Sub-Committee of the JSC. As of the Effective Date, the PVC will be the pharmacovigilance committee established under the U.S. Collaboration and License Agreement. At any time during the Term the Parties may, and immediately upon the conclusion of the term of the U.S. Collaboration and License Agreement the Parties will, establish a PVC that is separate from the pharmacovigilance committee established under the U.S. Collaboration and License Agreement. If the Parties establish a PVC that is separate from the pharmacovigilance committee established under the U.S. Collaboration and License Agreement, then the Parties will establish such PVC at an appropriate time, but in any event prior to the earlier of (a) [***], or (b) [***]. In addition to any other matters that the JSC may delegate to the PVC, the PVC will provide a forum for the Parties to discuss and share information regarding the safety of the Licensed Products and other pharmacovigilance matters worldwide, including safety and pharmacovigilance matters arising under this Agreement in accordance with the Pharmacovigilance Agreement.

3.5.3

Operational Teams. From time-to-time, the JSC or any Sub-Committee (whether the JSC or any Sub-Committee is the same as the joint steering committee or applicable sub-committee under the U.S. Collaboration and License Agreement) may establish and delegate specific matters or duties within its responsibilities to directed teams (each, an “Operational Team”), the composition, operation, and responsibilities of which will be determined by the JSC or the applicable establishing Sub-Committee (the “Establishing Committee”). Operational Teams may be established on an ad hoc basis for purposes of a specific activity or on such other basis as the applicable Establishing Committee may determine.  Each Operational Team will report to, and its activities will be subject to the oversight of, the applicable Establishing Committee.  No Operational Team’s authority may exceed that specified for the applicable Establishing Committee.  Any disagreement between the representatives of the Parties on any Operational Teams will be referred to the applicable Establishing Committee for resolution in accordance with Section 3.7 (Decision-Making and Committee Dispute Resolution).

3.6

Additional Participants. Regardless of whether the JSC or any Sub-Committee is the same as the joint steering committee or applicable sub-committee under the U.S. Collaboration and License Agreement, (a) at the request of either Party, other employees of such Party or any of its Affiliates involved in the Development, manufacturing, Medical Affairs, or Commercialization of

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

the Licensed Compound or the Licensed Products may attend meetings of the JSC or any Sub-Committee as [***], and (b) with the consent of each Party, consultants, representatives, or advisors involved in the same activities may attend meetings of the JSC or any Sub-Committee as [***]; provided, however, that such Third Party [***] are under written obligations of confidentiality and non-use applicable to the Confidential Information of each Party that are at least as stringent as those set forth in Article XIII (Confidentiality).

3.7

Decision-Making and Committee Dispute Resolution.  Each Party’s representatives on the JSC and each Sub-Committee will, [***] (the “Party Vote”) on all matters brought before such committee for a decision by consensus.  The JSC and each Sub-Committee will make decisions as to matters within its jurisdiction by unanimous Party Vote, which may either be reflected in the minutes of the committee meeting or by an action by written consent signed by the co-chairperson appointed by each Party or his or her designee identified in writing; provided, however, that neither the JSC nor any Sub-Committee will have the authority to amend, modify, or waive compliance with this Agreement. Any disagreement between the representatives of Licensee and Akebia with respect to matters within the scope of authority of the Alliance Managers, or any Sub-Committees that cannot be resolved after good faith efforts will, at the election of either Party, be submitted to the JSC for resolution. If, after good faith efforts, the JSC is unable to resolve any such disagreement referred to it by any Sub-Committee or any disagreement with respect to the matters within the scope of the JSC’s authority or any other disagreement between the Parties that may be referred to the JSC within a period of [***], then, except as set forth in Section 7.2.1 (Launch Sequence), and Section 7.2.3 (Consistency with Global Brand Plan), at the election of either Party, a Party may refer such matter to the Party’s respective Executive Officer. The Executive Officers will use good faith efforts to resolve any such disagreement so referred to them as soon as practicable, and any final decision that the Executive Officers agree to in writing will be conclusive and binding on the Parties.  If the Executive Officers are unable to resolve any disagreement so referred within [***] after such matter is referred to them (or such longer period as the Executive Officers may agree upon), then the Parties will continue to operate under existing plans until the Parties reach agreement on the applicable matter; provided, however, that (a) if the disagreement is [***], then the Executive Officer of Akebia will have the final say on such dispute, (b) if the disagreement is [***], then the Executive Officer of Licensee will have the final say on such dispute, and (c) if the disagreement is an Expert Reserved Matter, then such matter will be resolved by binding baseball arbitration pursuant to Section 16.4 (Baseball Arbitration for Expert Reserved Matters).  Notwithstanding the foregoing, neither the JSC, nor the [***] will have the authority to (i) amend or modify, or waive compliance with this Agreement, (ii) obligate either Party to violate Applicable Law or the requirements of any Regulatory Authority, or (iii) impose any obligation on either Party that would be in violation of such Party’s written standard operating procedures, written business policies, or written compliance policies or procedures.  For the avoidance of doubt, matters that are specified in Section 3.1.5 (Specific Responsibilities of the JSC), Section 3.2.3 (Specific Responsibilities of the JDC), Section 3.3.3 (Specific Responsibilities of the JMC), or Section 3.4.3 (Specific Responsibilities of the JCC) to be [***] (as opposed to [***]) do not require any agreement or decision by either Party and are not subject to the voting and decision-making procedures set forth in this Section 3.7 (Decision-Making and Committee Dispute Resolution).

3.8

Interactions Between Committees and Internal Teams. The Parties recognize that while they will establish the JSC, the JDC, the JMC, the JCC, the PVC, and other Sub-Committees under this Agreement, each Party possesses an internal structure (including with various committees, teams, and review boards) that will be involved in administering such Party’s activities under this Agreement. If requested by a Party, the JSC, and any Sub-Committees will establish procedures to facilitate communications between the JSC, the JDC, the JMC, the JCC, the PVC, or such

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

other Sub-Committee and the relevant internal committee, team, or board of the requesting Party.  Such procedures may include, to the extent reasonably necessary, requiring appropriate members of the JSC or any other Sub-Committee to be available at reasonable times and places and upon reasonable prior notice to make appropriate reports to or respond to reasonable inquiries from, the relevant internal committee, team, or board.

3.9

Alliance Managers.  Each of the Parties will appoint a single individual to manage Development and Commercialization obligations between the Parties (each, an “Alliance Manager”), which individual may also be the alliance manager under the U.S. Collaboration and License Agreement.  The role of the Alliance Manager is to act as a single point of contact between the Parties to ensure a successful relationship under this Agreement.  The Alliance Managers will attend all JSC meetings and the Alliance Managers or their respective designees will attend all Sub-Committee meetings and will support the co-chairpersons of the JSC and each Sub-Committee in the discharge of his or her responsibilities.  Alliance Managers will be [***] in all JSC and Sub-Committee meetings; provided, however, that an Alliance Manager may bring any matter to the attention of the JSC or any Sub-Committee if such Alliance Manager reasonably believes that such matter warrants such attention.  Each Party will designate its initial Alliance Manager promptly after the Effective Date and each Party may change its designated Alliance Manager at any time upon written notice to the other Party.  Any Alliance Manager may designate a substitute to temporarily perform the functions of that Alliance Manager by written notice to the other Party.  Each Alliance Manager will also: (a) be the point of first referral in all matters of conflict resolution; (b) provide a single point of communication for seeking consensus between the Parties regarding key strategy and plan issues; (c) identify and bring disputes to the attention of the JSC in a timely manner; (d) plan and coordinate cooperative efforts and internal and external communications; and (e) take responsibility for ensuring that governance activities, such as the conduct of required JSC and Sub-Committee meetings and production of meeting minutes, occur as set forth in this Agreement, and that the relevant action items resulting from such meetings are appropriately carried out or otherwise addressed.

Article IV
DEVELOPMENT

4.1

Current Global Development. Subject to Licensee’s performance of its obligations and fulfillment of its responsibilities, in each case, with respect to regulatory affairs in accordance with Article V (Regulatory Affairs), Akebia will use Commercially Reasonable Efforts to perform the Current Global Development Program, and Licensee will provide assistance reasonably requested by Akebia in connection with the activities under the Current Global Development Plan. If Licensee agrees to perform any activities under the Current Global Development Plan and the JSC [***] the allocation of such activities to Licensee pursuant to Section 3.1.5(b) (Specific Responsibilities of the JSC), then Licensee will use Commercially Reasonable Efforts to perform such activities, and Akebia will provide all assistance reasonably requested by Licensee in connection therewith.

4.1.1

Current Global Development Plan. Prior to the Effective Date, Akebia has provided to Licensee the Current Global Development Plan (including the corresponding budget disclosed by Akebia to Licensee at the meeting of the joint steering committee under the U.S. Collaboration and License Agreement on February 23, 2017). Akebia may prepare amendments or updates to the Current Global Development Plan, including any (a) new protocols proposed by Akebia for any additional clinical or non-clinical study that is not an [***] and is to be included in the Current Global Development Program, and (b) material revisions proposed by Akebia to the protocol of any clinical or non-clinical

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

study included in the Current Global Development Program as of the Effective Date. Akebia will provide each such amendment or update to the Current Global Development Plan (or corresponding budget) to the JDC for its [***] as set forth in Section 3.2.3(b) (Specific Responsibilities of the JDC), provided that material amendments or updates will be provided to the JSC for its [***] as set forth in Section 3.1.5(c) (Specific Responsibilities of the JSC).  Each such material amendment or update to the Current Global Development Plan (and corresponding budget) will become effective and will supersede the previous Current Global Development Plan (and corresponding budget) upon [***] of the JSC.

4.1.2

[***]. The Parties anticipate that the studies included in the Current Global Development Program as of the Effective Date will be the pivotal studies that are necessary to obtain Regulatory Approval from [***] for the Licensed Product in an Initial Indication in the Current Formulation in [***]

(a)

Agreement of the JDC. If, following completion of the [***], and [***] at the JDC of the advice received from [***] at such meetings, Licensee desires to conduct any [***], then Licensee may propose such [***] to the JDC, and the JDC will [***] such [***] as set forth in Section 3.2.3(c) (Specific Responsibilities of the JDC). If the JDC [***] conduct an [***], then the JDC will [***] the Development strategy for such [***], the roles and responsibilities of each Party in conducting such [***], and the associated budget pursuant to Section 3.2.3(c) (Specific Responsibilities of the JDC). Unless the Parties agree otherwise, Licensee will prepare a development plan for such [***] (each, an “[***] Plan”), which plan will include the protocols for such [***], and the Development strategy, roles and responsibilities of each Party (including which Party will be the sponsor of such study), and associated budget, in each case, for such [***] as discussed by the JDC. Licensee will submit such [***] Plan to the JDC for its [***] as provided in Section 3.2.3(d) (Specific Responsibilities of the JDC), and to the JSC for its [***] as provided in Section 3.1.5(e) (Specific Responsibilities of the JSC).  Thereafter, Licensee may conduct (or if the Parties agree that Akebia will be the sponsor, Akebia will conduct) such [***] pursuant to the [***] Plan, as the same may be amended from time-to-time in accordance with this Agreement.

(b)

Failure of the JDC to Agree. If, after escalation to the JSC and the Executive Officers, the Parties are unable to agree (A) as to [***], or (B) on any [***] (including the roles and responsibilities of each Party in conducting such [***]), then, in either case ((A) or (B)), Licensee may conduct (and will be the sponsor of) such [***] pursuant to an [***] Plan prepared by Licensee and provided to Akebia; provided that, prior to Regulatory Approval from the FDA in the U.S. for a Licensed Product in an Initial Indication in the Current Formulation, Akebia may require Licensee to delay [***]

(c)

[***] Plan Amendments. Licensee may prepare amendments or updates to any [***] Plan, and will provide each such amendment or update to the JDC for its [***] as set forth in Section 3.2.3(d) (Specific Responsibilities of the JDC); provided that material amendments or updates will be provided to the JSC for its [***] as set forth in Section 3.1.5(e) (Specific Responsibilities of the JSC). Each such material amendment or update to an [***] Plan will become effective and will supersede the previous [***] Plan upon [***] of the JSC.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(d)

Performance.  Each Party agrees to use Commercially Reasonable Efforts to perform the activities allocated to such Party under each [***] Plan, and the other Party will provide all assistance reasonably requested by the performing Party in connection therewith.

4.1.3

Development Cost Sharing. Commencing on and after January 1, 2017, Akebia and Licensee will each be responsible for [***]% of all [***] Costs, and Licensee will be responsible for [***]% of all Current Global Development Costs and Akebia will be responsible for the remaining [***]% of all Current Global Development Costs, in each case, incurred on and after January 1, 2017 (the [***] Costs and Current Global Development Costs, collectively, the “Shared Development Costs”), in accordance with the following:

(a)

Licensee R&D Cost Share.  Licensee will be responsible for paying (i) [***]% of all [***] Costs, subject to Licensee’s right to credit Akebia’s [***]% share of such costs as described in Section 4.1.3(b) (Credit for [***] Costs), and (ii) [***]% of all Current Global Development Costs (collectively, the “Licensee R&D Cost Share”, as such definition may be amended pursuant to Section 15.7.7 (Termination for Sub-Territory A)), and Akebia will be responsible for paying [***]% of all Current Global Development Costs, in each case, in accordance with Section 4.1.4 (Payment of Licensee R&D Cost Share). If Licensee agrees to perform any activities under the Current Global Development Plan and the JSC [***] such allocation of activities pursuant to Section 3.1.5(b) (Specific Responsibilities of the JSC), then Licensee will perform such activities in accordance with the estimated budget for such activities, and the costs incurred by Licensee in connection with such activities will be credited against the Licensee R&D Cost Share.

(b)

Credit for [***] Costs.  Licensee may credit an amount equal to [***]% of the actual [***] Costs incurred by or on behalf of either Party (the “Creditable [***] Costs”) against future payments due to Akebia under this Agreement as follows: (i) first, Licensee may credit $[***] of Creditable [***] Costs incurred against [***] due to Akebia under this Agreement (including the Licensee R&D Cost Share), and (ii) then Licensee may credit any further Creditable [***] Costs (if applicable) only against [***] due to Akebia pursuant to Section [***] and [***] due to Akebia pursuant to Section [***]. Notwithstanding the foregoing, Licensee may not credit any such Creditable [***] Costs against amounts due to Akebia in any calendar quarter to the extent that doing so would cause the amount due to Akebia in such [***] (whether as Licensee R&D Cost Share, milestone payments, or royalties) to be less than [***]% of the amount otherwise due to Akebia for such [***]; provided that Licensee may carry forward any such uncreditable amount of Creditable [***] Costs in any [***] into future [***] and apply such amount against applicable future payments due to Akebia in accordance with this Section 4.1.3(b) (Credit for [***] Costs) in such future [***] until all Creditable [***] Costs are fully credited.

(c)

Report of [***] Costs. On a [***] basis prior to end of each [***] during which Licensee conducts any [***], Licensee will provide Akebia with a written notice that includes (i) the estimated budget for any such [***] for the next [***] following the date of such notice, and (ii) a report of actual [***] Costs incurred by or on behalf of Licensee during the [***].

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(d)

Separate Obligations. For clarity, the Licensee R&D Cost Share under this Agreement is in addition to and separate from Licensee’s research and development cost share obligations under the U.S. Collaboration and License Agreement.

4.1.4	Payment of Licensee R&D Cost Share.
(a)

Initial Cost Share Notice. No later than [***], Akebia will provide Licensee with a Cost Share Notice that includes (i) the estimated budget for the Current Global Development Program for the next [***] following the date of such Cost Share Notice, (ii) an invoice for the estimated amount of the applicable Licensee R&D Cost Share for the [***], and (iii) a report of actual Current Global Development Costs incurred by or on behalf of Akebia during the [***].

(b)

Cost Share Notices. Following Akebia’s delivery to Licensee of the initial Cost Share Notice in accordance with Section 4.1.4(a) (Initial Cost Share Notice), on a [***] basis prior to the end of each [***], Akebia will provide Licensee with a Cost Share Notice that includes (i) the estimated budget for the Current Global Development Program and any [***] to be conducted by or on behalf of Akebia for the next [***] following the date of such Cost Share Notice, (ii) an invoice for the estimated amount of the applicable Licensee R&D Cost Share for the [***] following such Cost Share Notice, and (iii) a report of actual [***].

(c)

Prepayment. Within [***] of receipt of each Cost Share Notice, Licensee will pay to Akebia the estimated amount of the Licensee R&D Cost Share for the applicable [***], as set forth in the invoice provided pursuant to Section 4.1.4(a)(ii) (Initial Cost Share Notice) or Section 4.1.4(b)(ii) (Cost Share Notices), as applicable, (the “Prepayment”). If the Prepayment paid by Licensee to Akebia for a [***] exceeds the Licensee R&D Cost Share of the actual Shared Development Costs incurred by Akebia for such [***] (based on the [***] reports provided pursuant to Section 4.1.4(b)(iii) (Cost Share Notices)), then such overpayment will be credited to the next Prepayment, or, if there are no subsequent Prepayments owed to Akebia, then Licensee may credit the amount of such overpayment to [***] due to Akebia under Section 9.2 (Milestone Payments). If the Prepayment paid by Licensee to Akebia is less than the applicable Licensee R&D Cost Share of the actual Shared Development Costs incurred by Akebia for such [***] (based on the [***] reports provided pursuant to Section 4.1.4(b)(iii) (Cost Share Notices)), then Licensee will pay to Akebia the amount of such underpayment within [***] of Akebia’s invoice therefor.

(d)

Current Global Development Costs for First Calendar Quarter of 2017. If the Licensee R&D Cost Share of the actual Current Global Development Costs incurred by Akebia during the [***] (based on the initial Cost Share Notice provided pursuant to Section 4.1.4(b)(iii) (Initial Cost Share Notice)) is greater than $[***], then Licensee will pay to Akebia an amount equal to the difference between the Licensee R&D Cost Share of such actual Current Global Development Costs incurred by Akebia during the first calendar quarter of 2017 and $[***] within [***] of Akebia’s invoice therefor. Likewise, if the Licensee R&D Cost Share of the actual Current Global Development Costs incurred by Akebia during the [***] (based on the initial Cost Share Notice provided pursuant to Section 4.1.4(b)(iii) (Initial Cost Share Notice)) is less than $[***],

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

then the amount equal to the difference between $[***] and the Licensee R&D Cost Share of such actual Current Global Development Costs incurred during the [***] will be credited to the next Prepayment pursuant to Section 4.1.4(c) (Prepayment).

4.1.5

Global and [***] Development Reports. At each JDC meeting, Akebia and Licensee (if applicable) will each provide the JDC with an update (by means of a slide presentation or otherwise) summarizing the Development activities executed under the Current Global Development Plan and any [***] Plan or Other Global Development Plan for the Territory during the prior [***], including [***] and the ongoing status of [***] under any such plan, the status of each pending and proposed [***] set forth in the Current Global Development Plan, or any [***] Plan or Other Global Development Plan for each Licensed Product for the Territory (to the extent not already provided, and without limiting the obligations under Article V (Regulatory Affairs)). In addition, each Party will promptly provide written notice to the other Party, through the JDC or Alliance Managers, of any significant Development events in the Territory (e.g., clinical trial initiation or completion, clinical holds, Regulatory Approvals, and Study Data) that the reporting Party reasonably believes is of interest to the other Party. In addition to the foregoing, on [***] basis, Akebia will provide the JDC with a written summary of any Development, manufacturing, and regulatory activities related to the Licensed Compound and the Licensed Products outside of the Territory that materially impact the Current Global Development Program. Notwithstanding the foregoing, the Parties acknowledge and agree that any information and updates provided pursuant to this Section 4.1.5 (Global and [***] Development Reports) will be subject to the rules and regulations set forth by the relevant Regulatory Authorities.

4.2

Territory-Specific Development.  Subject to Section 4.1 (Current Global Development) and this Section 4.2 (Territory-Specific Development), [***] will be responsible for all Territory-Specific Development at its [***], including all [***]. Except as may otherwise be permitted under this Agreement (including pursuant to Section 4.3 (Additional Development) and as provided in Section 3.1.5(b) (Specific Responsibilities of the JSC)), [***] will conduct Development of the Licensed Compound and the Licensed Products only (a) in accordance with the applicable Territory-Specific Development Plan that has been [***] by the JDC and the JSC, or, as applicable, any portion thereof that has been [***] by the JSC as set forth in Section 3.1.5(f) (Specific Responsibilities of the JSC), in each case, as required under Section 4.2.1 (Territory-Specific Development Plan), and (b) only for the [***], unless the Parties agree to conduct [***] pursuant to Section 4.3.1 (Approval of Additional Development). [***] will use Commercially Reasonable Efforts to Develop, and obtain and maintain Regulatory Approval and Reimbursement Approval (where required) for, the Licensed Products in the Initial Indications in the Territory. In no event will Akebia have the right or authority, [***] or otherwise, to require Licensee to conduct any [***] Development, but Akebia may [***] Licensee from conducting certain [***] Development pursuant to the exercise of its [***] in accordance with Section 1.11(d) (Akebia Reserved Disputes), in each case, at any time.

4.2.1	Territory-Specific Development Plan.
(a)

Initial Territory-Specific Development Plan. No later than [***] after the Effective Date, [***] will prepare and submit to the JDC for its [***] as set forth in Section 3.2.3(g) (Specific Responsibilities of the JDC), and subsequently to the JSC for its [***] as set forth in Section 3.1.5(f) (Specific Responsibilities of the JSC) the initial Territory-Specific Development Plan that summarizes the

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Development activities that [***] or its Affiliates or permitted sublicensees will undertake for each country or region in the Territory for purposes of obtaining Regulatory Approval.
(b)

Amendments and Updates. From time-to-time as necessary (e.g., following receipt of guidance from a Regulatory Authority in the Territory), [***] will prepare amendments or updates to the then-current Territory-Specific Development Plan, including any amendment approved by the JSC pursuant to 3.1.5(g) (Specific Responsibilities of the JSC) that sets forth any Additional Development that is to be conducted as Territory-Specific Development, and provide each such amendment or update to the Territory-Specific Development Plan to the JDC for its [***] as set forth in Section 3.2.3(g) (Specific Responsibilities of the JDC), and subsequently to the JSC for its [***] as set forth in Section 3.1.5(g) (Specific Responsibilities of the JSC), Section 3.1.5(h) (Specific Responsibilities of the JSC), Section 3.1.5(i) (Specific Responsibilities of the JSC) or Section 3.1.5(j) (Specific Responsibilities of the JSC). Each amendment or update to the Territory-Specific Development Plan will become effective and will supersede such previous Territory-Specific Development Plan upon [***], thereof by the JSC.

(i)

Prior to [***]. Prior to [***], the JDC will [***] as set forth in Section 3.2.3(g) (Specific Responsibilities of the JDC), and the JSC will [***] as set forth in Section 3.1.5(g) (Specific Responsibilities of the JSC) any amendment or update to the Territory-Specific Development Plan (or portion thereof) related to such indication or such formulation for which the [***].

(ii)

After [***]. After [***], the JDC and JSC will each [***], but the JSC need not [***], any amendment or update to the Territory-Specific Development Plan (or portion thereof) related to such indication or such formulation for which the [***], unless such amendments or updates (or portions thereof) includes a study design or protocol set forth in the following clauses (1), (2), or (3), in which case such study design or protocol will be subject to [***] by the JSC as set forth in Section 3.1.5(h) (Specific Responsibilities of the JSC), with respect to clinical studies, or Section 3.1.5(i) (Specific Responsibilities of the JSC) or Section 3.1.5(j) (Specific Responsibilities of the JSC), in each case, with respect to non-clinical studies:

(1)

a study design or protocol of any clinical study [***] conducted under the Current Global Development Plan (or any Other Global Development Plan with respect to New Indications or New Formulations) for such indication or such formulation;

(2)	prior to [***] for such Licensed Product in such indication or such formulation; or
(3)

after [***] for such Licensed Product in such Initial Indication in the Current Formulation or New Indication or New Formulation that is [***] conducted under the Current Global Development Plan (or any Other Global Development Plan with respect to

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

New Indications or New Formulations) for such indication or such formulation.
4.2.2

Territory-Specific Development Reports.  At each meeting of the JDC, [***] will provide [***] with a written update (by means of a slide presentation or otherwise) summarizing the activities executed under the Territory-Specific Development Plan in each country in the Territory during the period since the last JDC meeting, including the status of each pending and proposed Regulatory Submission for the Licensed Products in such countries. In addition, [***] will provide prompt written notice to [***], through the JDC or Alliance Managers, of any significant Development events in the Territory (e.g., clinical trial initiation or completion, clinical holds, Regulatory Submissions for the Licensed Products, Regulatory Approvals, or Study Data that Licensee reasonably believes is of interest to [***]). Notwithstanding the foregoing, the Parties acknowledge and agree that any information and updates provided pursuant to this Section 4.2.2 (Territory-Specific Development Reports) will be subject to the rules and regulations set forth by the relevant Regulatory Authorities.

4.3

Additional Development. If either Party (the “Proposing Party”) desires to conduct Other Global Development or any other additional Development of the Licensed Compound or a Licensed Product in its territory that is not included in any [***] Plan or the then-current Current Global Development Plan or the then-current Territory-Specific Development Plan (including for any New Indication, New Formulation, or any Other Global Development, but excluding any [***], “Additional Development”), then the Proposing Party will present a proposal to the JSC for its [***] pursuant to Section 3.1.5(k) (Specific Responsibilities of the JSC), including a synopsis of the Development activities related to such Additional Development, the potential role of the non-Proposing Party with respect to such Additional Development, the timeline for such Additional Development, and the estimated costs associated with such Additional Development. Notwithstanding the foregoing, if a Regulatory Authority in a country or jurisdiction in the Territory requires a New Formulation for a Licensed Product in order for such Regulatory Authority to grant Regulatory Approval for such Licensed Product in an Initial Indication in such country or jurisdiction, then all Development related to such New Formulation will not be Additional Development and instead will be conducted as Territory-Specific Development pursuant to Section 4.2 (Territory-Specific Development).

4.3.1	[***] Additional Development.
(a)

JSC [***]; Agreement. If the JSC [***] any Additional Development as Other Global Development and both Parties agree to participate in such Additional Development, then the Parties will enter into a co-development agreement (or an amendment to this Agreement) regarding such Additional Development, including the allocation of costs and responsibilities related to such Additional Development and the reporting of information regarding such Additional Development, and each Party will receive a right of reference pursuant to Section 5.5 (Rights of Reference; Further Assurances) to the data generated from such Additional Development for the purposes of obtaining Regulatory Approval and Commercializing the Licensed Product in its territory. If the JSC [***] any Additional Development as new Territory-Specific Development and [***] agrees to conduct such Additional Development, then [***] will receive a right of reference pursuant to Section 5.5 (Rights of Reference; Further Assurances) to the data generated from such Additional Development for the purposes of

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

obtaining Regulatory Approval and Commercializing the Licensed Product outside of the Territory.
(b)

JSC [***]; Failure to Agree. If the JSC [***] Additional Development and the non-Proposing Party does not agree to participate in such Additional Development, then the Proposing Party may conduct such Additional Development in its own territory as [***] (in the case of [***]) or [***] (in the case of [***]); provided, however, that if [***] is the Proposing Party, then [***] may conduct such Additional Development inside the Territory for the purpose of [***]. Subject to Section 4.3.2 (Additional Development Reports; Information) and Section 4.3.4 (Rights to IP and Data), the non-Proposing Party will not receive a [***] to any data generated from such Additional Development that is conducted as Other Global Development and that the JSC [***], but in which the non-Proposing Party does not agree to participate.

(c)	No JSC [***].
(i)

Licensee Proposal. With respect to any Additional Development proposed by Licensee, if the JSC does not [***] such Additional Development and, after escalation of the dispute to the Executive Officers pursuant to Section 3.7 (Decision-Making and Committee Dispute Resolution), [***] ultimately determines not to [***] such Additional Development [***], then Licensee will not conduct any Development activities related to such Additional Development.

(ii)

Akebia Proposal. With respect to any Additional Development that is conducted as Other Global Development and that is proposed by Akebia, if the Licensee’s representatives on the JSC do not [***] such Additional Development and, after escalation of the dispute to the Executive Officers pursuant to Section 3.7 (Decision-Making and Committee Dispute Resolution), Akebia ultimately determines to [***] such Additional Development [***], then Akebia may [***] such Additional Development inside the Territory for the purpose of [***], in each case, at its cost and expense. Subject to Section 4.3.2 (Additional Development Reports; Information) and Section 4.3.4 (Rights to IP and Data), Licensee will not receive a [***] to any data generated from such Additional Development that is conducted as Other Global Development and that the JSC does not [***] (due to Licensee’s representatives’ disapproval), but that Akebia ultimately determines to conduct.

(d)

Conduct of Additional Development.  In all cases, and subject to a Party’s right to conduct any Additional Development as set forth under this Section 4.3.1 (Approval of Additional Development), the Proposing Party (with respect to Additional Development that is conducted as Other Global Development) and Licensee (with respect to Additional Development that is conducted by Licensee as Territory-Specific Development) will conduct any such Additional Development in accordance with the terms of this Agreement and pursuant to (i) an applicable Other Global Development Plan or amendment thereto that is prepared by the Proposing Party and [***] by the JSC pursuant to Section 3.1.5(l) (Specific Responsibilities of the JSC), or (ii) an applicable Territory-Specific Development Plan or amendment thereto prepared by [***] and

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

submitted to the JDC for its [***] as set forth in Section 3.2.3(g) (Specific Responsibilities of the JDC), and subsequently to the JSC for its [***] as set forth in Section 3.1.5(g) (Specific Responsibilities of the JSC). In addition, nothing in this Agreement will prevent the non-Proposing Party from [***] with the Proposing Party regarding any [***] generated from any Additional Development (to the extent such non-Proposing Party does not obtain rights thereto pursuant to Section 4.3.3 (Reimbursement for Additional Development)).

4.3.2	Additional Development Reports; Information.
(a)	By Licensee.
(i)

All Additional Development. If Licensee conducts any Additional Development and the Parties do not enter into a co-development agreement (or amendment to this Agreement) with respect to such Additional Development in accordance with Section 4.3.1(a) (JSC [***]; Agreement), then, at each JDC meeting, Licensee will provide the JDC with an update (by means of a slide presentation or otherwise) summarizing the Additional Development in each country performed by Licensee or its Affiliates during the prior [***] (with the level of information set forth in Section 4.2.2 (Territory-Specific Development Reports)). In addition, Licensee will promptly provide written notice, through the JDC, to Akebia of any significant Development events that arise in the course of conducting such Additional Development, and will provide to Akebia copies of all material documentation and information related to such Additional Development, including any research data and reports and Study Data and reports that are necessary or reasonably useful for Akebia to satisfy any reporting obligations with Regulatory Authorities inside or outside of the Territory or to obtain or maintain Regulatory Approval for the Licensed Products outside of the Territory; provided that unless such Additional Development is conducted pursuant to Section 4.3.1(a) (JSC Approval; Agreement), or Akebia [***] in accordance with Section 4.3.3 (Reimbursement for Additional Development) to any Additional Development conducted by Licensee pursuant to Section 4.3.1(b) (JSC Approval; Failure to Agree), Akebia will use such information, data, and reports solely for the foregoing purposes and Akebia will not use such information, data, or reports to [***].

(ii)

Jointly Agreed; Opt-In. In addition, if Licensee conducts Additional Development as Other Global Development pursuant to Section 4.3.1(a) (JSC [***]; Agreement) or if Akebia [***] in accordance with Section 4.3.3 (Reimbursement for Additional Development) to any Additional Development conducted by Licensee pursuant to Section 4.3.1(b) (JSC [***]; Failure to Agree), then Licensee will provide to Akebia any research data and reports and Study Data and reports that are necessary or reasonably useful for Akebia to [***], and to [***], in each case, in accordance with this Agreement, and notwithstanding the restriction in Section 4.3.2(a)(i) (All Additional Development), Akebia may use such information, data, and reports for the foregoing purposes.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(b)	By Akebia.
(i)

All Additional Development. If Akebia conducts Additional Development that is conducted as Other Global Development and the Parties do not enter into a co-development agreement (or amendment to this Agreement) with respect to such Additional Development in accordance with to Section 4.3.1(a) (JSC [***]; Agreement), then at each JDC meeting, Akebia will provide the JDC with an update (by means of a slide presentation or otherwise) summarizing such Additional Development performed by Akebia or its Affiliates during the prior [***] (with the level of information set forth in Section 4.1.5 (Global and EMA Development Reports)). In addition, Akebia will promptly provide written notice, through the JDC, to Licensee of any significant Development events that arise in the course of conducting such Additional Development, and will provide to Licensee copies of all material documentation and information related to such Additional Development, including any research data and reports and Study Data and reports that are necessary or reasonably useful for Licensee to satisfy any reporting obligations with Regulatory Authorities in the Territory or to obtain or maintain Regulatory Approval for the Licensed Products in the Territory; provided that unless such Additional Development is conducted pursuant to Section 4.3.1(a) (JSC Approval; Agreement) or Licensee [***] in accordance with Section 4.3.3 (Reimbursement for Additional Development) to any Additional Development conducted by Akebia pursuant to Section 4.3.1(b) (JSC [***]; Failure to Agree) or Section 4.3.1(c)(ii) (No JSC [***]; Akebia Proposal), Licensee may use such information, data, and reports solely for the foregoing purposes and Licensee will not use such information, data, or reports to [***].

(ii)

Jointly Agreed; [***]. In addition, if Akebia conducts Additional Development as Other Global Development pursuant to Section 4.3.1(a) (JSC [***]; Agreement) or if Licensee [***] in accordance with Section 4.3.3 (Reimbursement for Additional Development) to any Additional Development conducted by Akebia pursuant to Section 4.3.1(b) (JSC [***]; Failure to Agree) or Section 4.3.1(c)(ii) (No JSC [***]; Akebia Proposal), then Akebia will provide to Licensee any research data and reports and Study Data and reports that are necessary or reasonably useful for Licensee to [***] in accordance with this Agreement, and notwithstanding the restriction in Section 4.3.2(b)(i) (All Additional Development), Licensee may use such information, data, and reports to [***] in accordance with this Agreement.

4.3.3

Reimbursement for Additional Development.  If (a) the JSC [***] any Additional Development as Other Global Development and the Proposing Party elects to proceed with such Additional Development as permitted under Section 4.3.1(b) (JSC [***]; Failure to Agree) without the non-Proposing Party’s agreement to participate in such Additional Development at such time, or (b) Akebia elects to proceed with any Additional Development, notwithstanding the failure of Licensee’s representatives on the JSC to [***] such Additional Development, as permitted under Section 4.3.1(c)(ii) (No JSC [***]; Akebia Proposal), then, in each case ((a) and (b)), at any time, the non-Proposing Party may request, in its discretion and upon written notice to the Proposing

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Party, to [***] with respect to such Additional Development and [***] to compensate the Proposing Party for conducting such Additional Development at risk and for the time value of money at such time. Such [***] will become effective upon the Parties’ agreement to such [***] amount.

4.3.4

Rights to IP and Data. Except as set forth under Section 4.3.2(a)(i) (By Licensee; All Additional Development) and Section 4.3.2(b)(i) (By Akebia; All Additional Development), the non-Proposing Party will not have any rights with respect to any information, data, or intellectual property rights generated from any Additional Development conducted pursuant to Section 4.3.1(b) (JSC [***]; Failure to Agree) or Section 4.3.1(c)(ii) (No JSC [***]; Akebia Proposal), including pursuant to the licenses granted in Article II (Licenses) or the [***] granted in Section 5.5 (Rights of Reference; Further Assurances), unless the non-Proposing Party [***] to such Additional Development in accordance with Section 4.3.3 (Reimbursement for Additional Development). If the non-Proposing Party [***] to any Additional Development conducted pursuant to Section 4.3.1(b) (JSC [***]; Failure to Agree) or Section 4.3.1(c)(ii) (No JSC [***]; Akebia Proposal), then following the non-Proposing Party’s payment of such [***], the Party conducting such Additional Development will provide any information, data, or intellectual property generated from such Additional Development to the other Party in accordance with Section 4.3.2(a)(ii) (Jointly Agreed; [***]) or Section 4.3.2(b)(ii) (Jointly Agreed; [***]), as applicable, and such information, data, and intellectual property will be included in the licenses granted to the non-Proposing Party under Article II (Licenses) and the [***].

4.4

Performance of [***]. [***] will (a) [***] related to the Licensed Compound and the Licensed Products that are not part of the Current Global Development Program that are necessary to obtain or maintain Regulatory Approval for any Licensed Product in the Territory, and (b) use Commercially Reasonable Efforts to perform any other [***] related to the Licensed Compound and the Licensed Products that are not part of the Current Global Development Program. [***] will reimburse [***] for all costs and expenses incurred by or on behalf of [***] in connection with such studies within [***] of receiving [***] invoice therefor.

4.5

Standards of Conduct. Akebia and Licensee will perform, and each will ensure that their Affiliates and licensees and permitted sublicensees (as applicable), and subcontractors perform, all Development activities under the Current Global Development Plan, Other Global Development Plan, Territory-Specific Development Plan, or any [***] Plan, as the case may be, in a good scientific manner, in accordance with GLP, GMP, and GCP, as applicable, and in compliance with Applicable Law.

4.6

Development Efforts.  Akebia and Licensee, each directly or through their Affiliates, licensees (with respect to Akebia), permitted sublicensees (with respect to Licensee), or subcontractors, will use Commercially Reasonable Efforts to Develop, or support the Development of, Licensed Products in the Territory.

4.7

Development Records.  Each Party and its Affiliates will maintain written or electronic records, in sufficient detail, in a good scientific manner (in accordance with GLP, GCP, and GMP, as applicable), and appropriate for regulatory and patent purposes, and that are complete and accurate in all material respects and reflect all Development work performed and results achieved, in each case, by or on behalf of such Party and its Affiliates, licensees, or permitted sublicensees (as applicable) under the Current Global Development Plan and any Other Global Development Plan, [***] Plan, or Territory-Specific Development Plan.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Article V
REGULATORY AFFAIRS

5.1	Regulatory Submissions.
5.1.1

Submissions in the E.U. Subject to Section 5.2.2 (Responsibility), until receipt of Regulatory Approval from the EMA for a Licensed Product in each Initial Indication in the Current Formulation, [***] will be responsible in collaboration with a representative from Licensee’s regulatory team for (a) preparing, filing, and submitting, directly or through its Affiliates, all Regulatory Submissions in the E.U. relating to the Current Global Development Program and any [***], and each material amendment or update thereto; provided that [***] for a Licensed Product in each Initial Indication for the E.U. (and each material amendment or update thereto) in the name of [***], and for each such MAA, [***], and (b) preparing briefing packages [***] relating to Regulatory Submissions in the E.U. for such Licensed Product in each Initial Indication (other than the briefing package for any [***]). Following receipt of Regulatory Approval from the EMA for the Licensed Product in each Initial Indication, Licensee will be responsible for preparing, filing, and submitting, directly or through its Affiliates and permitted sublicensees, all Regulatory Submissions in the E.U. relating to the Current Global Development Program.

5.1.2

Submissions Outside of the E.U. From and after the Effective Date, [***] will be responsible for (a) preparing, filing, and submitting, directly or through its Affiliates and permitted sublicensees, all Regulatory Submissions in all countries and jurisdictions in the Territory outside of the E.U., and each material amendment or update thereto, [***]; provided that, upon [***] request, a representative from [***] regulatory team will provide reasonable assistance to [***] in connection with [***] preparation of each IND and MAA for a Licensed Product in countries and jurisdictions in the Territory outside of the E.U. (including each material amendment or update thereto), and (b) briefing packages for meetings with Regulatory Authorities relating to Regulatory Submissions in each such country and jurisdiction in the Territory for such Licensed Product in each Initial Indication.

5.2	Collaboration With Respect to Regulatory Interactions.
5.2.1

Correspondence. The Parties’ regulatory teams will collaborate with respect to substantive correspondence in support of Jointly-Agreed Regulatory Submissions and other Regulatory Submissions in the E.U. on which the Parties have collaborated pursuant to Section 5.1 (Regulatory Submissions). In addition, the Regulatory Responsible Party will provide the other Party with (a) copies (without translation) of any material written correspondence submitted to or received from (i) the EMA and (ii) Regulatory Authorities in the Major Countries and, (iii) upon [***] request, Regulatory Authorities in other countries in the Territory, and (b) summaries of any material oral communications with (i) the EMA and (ii) Regulatory Authorities in the Major Countries and, (iii) upon [***] request, Regulatory Authorities in other countries in the Territory, in each case ((a) and (b)), relating to Regulatory Submissions or Development of the Licensed Compound or any Licensed Product in such country, reasonably promptly after receipt or delivery by such Regulatory Responsible Party of such correspondence or communication, as the case may be (but in any event, with respect to correspondence or communications with the EMA, no later than [***] after receipt or delivery).

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

5.2.2

Responsibility. Notwithstanding Section 5.1 (Regulatory Submissions) or Section 5.2.1 (Correspondence), (a) the Regulatory Responsible Party will be responsible for, and will have final decision-making authority on the content of, all Regulatory Submissions, communications, and other dealings with the Regulatory Authorities in the applicable countries in the Territory relating to Development of the Licensed Products; provided that the Parties will agree, and [***], on the content of all Jointly-Agreed Regulatory Submissions, and (b) the Regulatory Responsible Party will not be required to delay any submission, correspondence, or communication with any Regulatory Authorities in the Territory in a manner that affects such Regulatory Responsible Party’s ability to comply with any Regulatory Authority requirement or deadline or Applicable Law in the Territory or that would delay receipt of Regulatory Approval. At a mutually convenient time after the Effective Date as agreed to by the Parties, the Parties’ regulatory teams will meet and agree on the strategy and procedures for authoring, publishing, reviewing, approving, and submitting Jointly-Agreed Regulatory Submissions.

5.3	Regulatory Meetings.
5.3.1

[***]. Prior to [***], either Party may request that the JDC and JSC hold a joint meeting to [***] whether or not to [***] (the “[***]”). Such requested joint meeting of the JDC and JSC will be held [***] after such Party’s request and each Party’s Regulatory Executive will be present at such meeting. If the Parties determine (or [***]) to hold a [***], then, subject to Section 5.7 (Decision-Making and Escalation For Certain Regulatory Matters), the Parties’ regulatory teams will collaborate [***].

5.3.2

Other Regulatory Meetings. The Regulatory Responsible Party will [***] with (a) [***] and (b) [***], in each case ((a) and (b)), to the extent [***]. Without limiting the foregoing, representatives of each Party will [***].

5.4

Additional Development. The Party that is the Regulatory Responsible Party will have those responsibilities allocated to such Party under this Article V (Regulatory Affairs) with respect to any Additional Development conducted by or on behalf of either Party.

5.5	Rights of Reference; Further Assurances.
5.5.1

Rights Granted to Licensee. Subject to Section 4.3.2 (Additional Development Reports; Information) and Section 4.3.4 (Rights to IP and Data), Akebia will provide access to a complete electronic copy of all relevant Regulatory Submissions Controlled by Akebia that are necessary or reasonably useful to Licensee in support of Licensee’s preparation and filing of any Regulatory Submissions with respect to any Licensed Product in the Territory in accordance with this Agreement. Subject to Section 4.3.2 (Additional Development Reports; Information) and Section 4.3.4 (Rights to IP and Data), Akebia will make available to Licensee copies of material documentation related to the Licensed Compound or the Licensed Products, including all Study Data from any [***] and any other Study Data if such other Study Data is necessary or reasonably useful to conduct clinical studies or obtain or maintain Regulatory Approvals for any Licensed Product in the Territory, in each case, in accordance with this Agreement. Subject to Section 4.3.2 (Additional Development Reports; Information) and Section 4.3.4 (Rights to IP and Data), Licensee and its Affiliates and permitted sublicensees will be entitled [***] to access, use, and reference the Regulatory Submissions and Study Data Controlled by Akebia for the Development and Commercialization of the Licensed Compound and the Licensed Products in the Territory. In furtherance of the foregoing, and subject to the

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

rules of the relevant Regulatory Authority and the terms and conditions of this Agreement, Akebia hereby grants to Licensee a right of reference to any Regulatory Approval Controlled by Akebia during the Term relating to the Licensed Compound or any Licensed Product (including the right to rely upon, access, inspect, copy, and otherwise use all information and data included in or used to support any such Regulatory Approval), solely for Licensee’s or its Affiliates’ or its permitted sublicensees’ use in the [***] of the Licensed Products in the Territory during the Term in accordance with this Agreement.  All Regulatory Submissions and Study Data will be considered Confidential Information of Akebia pursuant to Article XIII (Confidentiality).

5.5.2

Rights Granted to Akebia. Subject to Section 4.3.2 (Additional Development Reports; Information) and Section 4.3.4 (Rights to IP and Data), in support of Akebia’s Development and Commercialization of the Licensed Compound and the Licensed Products outside of the Territory, Licensee will provide access to a complete electronic copy of all relevant Regulatory Submissions that are necessary or reasonably useful to Akebia in preparing its own IND, MAA, or other Regulatory Submissions for a Licensed Product for use outside of the Territory. Subject to Section 4.3.2 (Additional Development Reports; Information) and Section 4.3.4 (Rights to IP and Data), Licensee will make available to Akebia copies of material documentation related to the Licensed Compound and each Licensed Product, including all Study Data from any [***] and any other Study Data if such Study Data is necessary or reasonably useful to conduct clinical studies or obtain or maintain Regulatory Approvals of the Licensed Compound or any Licensed Product outside of the Territory. Subject to Section 4.3.2 (Additional Development Reports; Information) and Section 4.3.4 (Rights to IP and Data), Akebia and its Affiliates, licensees, and sublicensees will be entitled [***] to access, use, and reference the Regulatory Submissions and Study Data Controlled by Licensee for the Development, manufacture, and Commercialization of the Licensed Compound and each Licensed Product outside of the Territory. In furtherance of the foregoing and subject to the rules of the relevant Regulatory Authority and the terms and conditions of this Agreement, Licensee hereby grants to Akebia a right of reference to any Regulatory Approval Controlled by Licensee relating to the Licensed Compound or any Licensed Product (including the right to rely upon, access, inspect, copy, and otherwise use all information and data included in or used to support any such Regulatory Approval), solely for Akebia’s or its Affiliates’, licensees’, or sublicensees’ use in the [***] of the Licensed Products outside the Territory.

5.5.3

Further Assurances. The Party granting rights to the other Party under Section 5.5.1 (Rights Granted to Licensee) and Section 5.5.2 (Rights Granted to Akebia) will take such actions as may be reasonably requested by the other Party to give effect to the intent of such Sections and to give the other Party the benefit of the granting Party’s Regulatory Approvals in the other Party’s territory as provided in this Section 5.5 (Rights of Reference; Further Assurances). Such actions may include providing [***], and that the Regulatory Authority may access, in support of the other Party’s application for Regulatory Approval in its territory or providing any underlying raw data or information submitted by such Party to the Regulatory Authority with respect to any Regulatory Submissions, Regulatory Approval, or other Regulatory Submissions Controlled by such Party or its Affiliates that relates to any Licensed Product.

5.6

Cooperation. The Parties will cooperate with each other to achieve the regulatory objectives contemplated herein in a timely, accurate, and responsive manner. The non-Regulatory Responsible Party will assist the Regulatory Responsible Party, as is reasonably necessary, in

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

order for such Regulatory Responsible Party to obtain and maintain each applicable MAA for each Licensed Product in the Territory, including in connection with the preparation, filing, and submission of all Regulatory Submissions by such Regulatory Responsible Party.

5.7

Decision-Making and Escalation For Certain Regulatory Matters. Any disagreement between the Parties’ regulatory teams with respect to (a) the contents of the [***] described in Section 5.3.1 ([***]), or (b) the contents of any [***], in each case ((a) and (b)), that cannot be resolved after good faith efforts will, at the election of either Party, be submitted for resolution to [***] (each, a “Regulatory Executive”).  If, after good faith efforts, the [***] are unable to resolve any such disagreement set forth in clauses (a) or (b) within a period of [***], then, at the election of either Party, a Party may refer such matter to the Parties’ respective Executive Officers for resolution in accordance with Section 16.1 (Executive Officers; Disputes). For clarity, neither Party will have [***] on the [***] or on the contents of [***] in the event that the Parties’ Executive Officers do not agree.

Article VI
MEDICAL AFFAIRS

6.1

Medical Affairs Plans. Akebia will prepare a reasonably detailed, [***] plan for global Medical Affairs (the “Global Medical Affairs Plan”), and Licensee will prepare a reasonably detailed, [***] plan for Medical Affairs in the Territory (the “Local Medical Affairs Plan”), in each case, no later than [***] following the Effective Date. The strategic objectives in the Local Medical Affairs Plan will be consistent with the strategic objectives in the Global Medical Affairs Plan, unless otherwise agreed by the Parties. In order to ensure consistency between the Global Medical Affairs Plan and the Local Medical Affairs Plan and coordination and alignment between the Parties with respect to the Medical Affairs to be conducted by Akebia in the Territory pursuant to the Global Medical Affairs Plan and by Licensee in the Territory pursuant to the Local Medical Affairs Plan (including with respect to each Party’s communications with key opinion leaders in the Territory), the Global Medical Affairs Plan and the Local Medical Affairs Plan, and any amendments or updates thereto, will be [***] simultaneously by the JDC as provided in Section 3.2.3(l) (Specific Responsibilities of the JDC), with the first such [***] occurring no later than [***] following the Effective Date. Any subsequent [***], to the extent required, will occur [***] thereafter at an appropriate time as agreed by the JDC, or more frequently as may be required during the Term.

6.2

Medical Affairs Activities. Licensee will be responsible for Medical Affairs in the Territory, and will conduct such activities in accordance with the Local Medical Affairs Plan. In addition, each Party will conduct all Medical Affairs in the Territory in a professional and ethical business manner and in compliance with Applicable Law and applicable Professional Requirements. Each Party will provide the other Party with reasonable cooperation, support, and assistance with respect to preparing such Party’s Medical Affairs plan, and conducting activities under each such plan, in order to coordinate Medical Affairs inside and outside of the Territory. In addition, each Party will provide to the JDC an update (by means of a slide presentation or otherwise) summarizing its Medical Affairs and progress under the Global Medical Affairs Plan (with respect to Akebia) and the Local Medical Affairs Plan (with respect to Licensee) during the period since the last JDC meeting as provided in Section 3.2.3(m) (Specific Responsibilities of the JDC).

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Article VII
COMMERCIALIZATION

7.1

General.  Subject to the Launch Sequence and the Commercialization Plan as [***] by the JCC, or [***] by the JSC (if applicable), Licensee and its Affiliates and permitted sublicensees will be solely responsible for the Commercialization of the Licensed Products in the Territory. Licensee and its Affiliates and permitted sublicensees will be responsible for all costs associated with the Commercialization of the Licensed Products in the Territory, and will have sole responsibility and authority for [***] for the Licensed Products, detailing, marketing and promotion activities, booking sales, distributing the Licensed Product, processing, invoicing, and collecting inventory and receivables, and providing customer support.

7.2	Launch Sequence and Commercialization Plan.
7.2.1

Launch Sequence.  No later than [***] following the Effective Date, Licensee will prepare a list of those countries in the Territory in which Licensee intends to commence Commercialization of each Licensed Product within the first [***] after receipt of Regulatory Approval for such Licensed Product from the FDA and the EMA and timelines reflecting potential date ranges for First Commercial Sale following receipt of Regulatory Approval and Reimbursement Approval (if applicable) in such countries, (the “Launch Sequence” and the countries included in the Launch Sequence, the “Launch Countries”). Licensee will amend or update the Launch Sequence [***] thereafter, including updating such sequence with additional countries in the Territory in which Licensee plans to commence Commercialization of a Licensed Product. The Launch Sequence and all amendments and updates thereto will be [***] by the JCC pursuant to Section 3.4.3(a) (Specific Responsibilities of the JCC), and subsequently [***] by the JSC pursuant to Section 3.1.5(n) (Specific Responsibilities of the JSC); provided that if the JSC is unable to [***] the Launch Sequence or any amendment or update thereto, then such matter will not be referred for resolution by the Executive Officers, and instead Licensee’s representatives on the JSC will [***] the Launch Sequence (including the Launch Countries).

7.2.2

Commercialization Plan.  At least [***] prior to the anticipated First Commercial Sale of a Licensed Product in each Launch Country in the Territory, but not earlier than [***] after the Effective Date, Licensee will prepare and submit to the JCC for its [***] pursuant to Section 3.4.3(a) (Specific Responsibilities of the JCC), and, if applicable, to the JSC for its [***] pursuant to Section 3.1.5(o) (Specific Responsibilities of the JSC) an initial Commercialization Plan. Such initial Commercialization Plan will be a [***] for Commercialization in the [***]. At least [***] prior to the anticipated First Commercial Sale of a Licensed Product in each Launch Country, Licensee will prepare and submit to the JCC for its [***] pursuant to Section 3.4.3(a) (Specific Responsibilities of the JCC), and, if applicable, to the JSC for its [***] pursuant to Section 3.1.5(o) (Specific Responsibilities of the JSC) an update to the Commercialization Plan for the launch of each Licensed Product in the [***] that will include an update to the initial [***], the then-current Launch Sequence [***], and general descriptions with respect to [***] for each Licensed Product, [***] of each Licensed Product by Licensee’s [***], [***], and [***] for each Licensed Product.  On [***] basis thereafter, Licensee will prepare and submit to the JCC for its [***] pursuant to Section 3.4.3(a) (Specific Responsibilities of the JCC), and, if applicable, to the JSC for its [***] pursuant to Section 3.1.5(o) (Specific Responsibilities of the JSC) an update to the Commercialization Plan, which update will include the then-current [***]. If the initial Commercialization Plan or any amendment or

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

update thereto reflects a decision by Licensee not to launch or Commercialize a Licensed Product in a Major Country, then such decision (and the portion of the Commercialization Plan or amendment or update relating thereto) must be [***] by the JSC pursuant to Section 3.1.5(o) (Specific Responsibilities of the JSC). In addition, upon the request of either Party’s JCC representatives, such Party may refer any matter related to the Commercialization Plan (or any amendment or update thereto) to the JSC for [***] pursuant to Section 3.1.5(p) (Specific Responsibilities of the JSC).

7.2.3

Consistency with Global Brand Plan. Following Licensee’s receipt from Akebia of the Global Brand Plan (and any update thereto) pursuant to Section 7.8 (Global Brand Plan and Promotional Materials), Licensee will ensure that the Commercialization Plan is at all times consistent with the then-current version of such Global Brand Plan; provided, however, that if the JCC [***] a Territory-specific [***] for a Licensed Product, including any Licensed Product [***] for the Territory that is inconsistent with the Global Brand Plan pursuant to Section 3.4.3(c) (Specific Responsibilities of the JCC), and the JSC [***] such Territory-specific [***] pursuant to Section 3.1.5(q) (Specific Responsibilities of the JSC), then Licensee will implement such Territory-specific [***] in lieu of the applicable [***] under the Global Brand Plan; provided further that if the JSC [***] on the Territory-specific [***], then such matter will not be referred for resolution by the Executive Officers, and instead Licensee’s representatives on the JSC will [***] the Territory-specific [***].

7.3

Commercialization Reports. At each meeting of the JCC, Licensee will provide to the JCC an update (by means of a slide presentation or otherwise) summarizing its Commercialization activities performed in each Launch Country during the period since the last JCC meeting, and, following First Commercial Sale of a Licensed Product in a country in the Territory, sales performance reports for each such country, as set forth in Section 3.4.3(d) (Specific Responsibilities of the JCC).

7.4

Reimbursement and Information Sharing. Licensee will be responsible for, and will have sole authority and [***] with respect to, any [***] related to obtaining and maintaining Reimbursement Approval in the Territory (where required), and all [***] of Licensed Products in the Territory; provided that (a) upon Licensee’s reasonable request, Akebia will [***] and Licensee will reimburse Akebia’s out-of-pocket costs incurred in connection with [***], and (b) [***], upon Akebia’s reasonable request, Licensee will use reasonable efforts to [***] in such country, and if Akebia is [***] reasonably promptly after such meeting. Upon either Party’s reasonable request, but subject to local anti-competition laws and any obligations of confidentiality between a Party and any Third Party, the Parties will share [***] (or their equivalent), as well as other [***] as may be agreed by the Parties.

7.5

Commercialization Efforts. Licensee, directly or through its Affiliates or permitted sublicensees, will use Commercially Reasonable Efforts to Commercialize the Licensed Product in the Territory and to achieve First Commercial Sale as promptly as practicable after receipt of Regulatory Approval and Reimbursement Approval (if applicable) in each country in the Territory, and, after achieving First Commercial Sale in such country, Commercialize such Licensed Product in such country in the Territory in accordance with the Commercialization Plan.  The Parties acknowledge that it may be consistent with the expenditure of Commercially Reasonable Efforts [***].

7.6	Standards of Conduct; Compliance. Licensee will perform, or will ensure that each of its Affiliates, permitted sublicensees (as applicable), and subcontractors perform, all

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Commercialization activities in a professional and ethical business manner and in compliance with Applicable Law, applicable Professional Requirements, the Approved Labeling, and the Commercialization Plan.

7.7

Commercializing Affiliates. If, after the Effective Date, any Licensee Affiliate commences Commercial Operations in a country that is not included on Schedule 1.183, then Licensee will promptly provide written notice thereof to Akebia and will update Schedule 1.183 to include such country.

7.8

Global Brand Plan and Promotional Materials. No later than [***] prior to the anticipated First Commercial Sale in the Territory, Akebia will submit to the JCC and to the JSC, for [***] pursuant to Section 3.4.3(e) (Specific Responsibilities of the JCC) and Section 3.1.5(r) (Specific Responsibilities of the JSC), a global brand plan, which plan will include the [***] for the Licensed Products (the “Global Brand Plan”). Akebia may amend or update the Global Brand Plan from time-to-time and will submit material amendments and updates to the JCC and to the JSC, for [***] pursuant to Section 3.4.3(e) (Specific Responsibilities of the JCC) and Section 3.1.5(r) (Specific Responsibilities of the JSC). All promotional materials for the Licensed Products used by Licensee or its Affiliates in the Territory must be consistent with the Global Brand Plan (or, if applicable, any Territory-specific [***] determined in accordance with Section 7.2.3 (Consistency with Global Brand Plan)). If Licensee seeks to use any promotional materials for any Licensed Product (whether such materials are considered “core” or country-specific) that have content or messaging that is inconsistent with the Global Brand Plan or any Territory-specific [***] determined in accordance with Section 7.2.3 (Consistency with Global Brand Plan), then, in each case, Licensee will [***]. Upon Akebia’s reasonable request, Licensee will provide samples of Licensee’s promotional materials for the Territory, without translation, [***] determined in accordance with Section 7.2.3 (Consistency with Global Brand Plan), and other content or format approved by Akebia. Upon Licensee’s reasonable request, Akebia will provide to Licensee samples of Akebia’s core promotional materials for the Licensed Products, without translation.

7.9	Trademarks and International Nonproprietary Name.
7.9.1

Brand Name in the Territory. Licensee will Commercialize each Licensed Product under the Global Marks using the global brand name for such Licensed Product selected by Akebia in the Global Brand Plan (which name will be the global brand name agreed to by the Parties pursuant to the U.S. Collaboration and License Agreement for the U.S.) and under the trade dress set forth in the Global Brand Plan, unless Licensee reasonably believes that the use or registration of any Global Mark in a particular country in the Territory (a) [***] or would violate the Applicable Laws of such country, (b) is reasonably likely to be [***], or (c) is in conflict with any [***] in such country. If Licensee is unable to use any Global Mark for any of the foregoing reasons, then Licensee will use one of two alternative Marks (which Marks will include trademarks and trade dress) selected by [***] in the Global Brand Plan, or if such alternative Marks are unacceptable for the reasons set forth in the preceding sentence, then Licensee will use other Marks (including trademarks and trade dress) to be agreed upon by Licensee and Akebia (the “Local Marks”). [***], including all trademark registrations and applications therefor and all goodwill associated therewith.  Once the brand name for a Licensed Product has been selected for a country in the Territory pursuant to this Section 7.9.1 (Brand Name in the Territory), the Regulatory Responsible Party in such country will be responsible for obtaining Regulatory Approval of such brand name for use in the Commercialization of such Licensed Product in such country.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

7.9.2	Required Use and Compliance.
(a)	Housemarks. Licensee will Commercialize the Licensed Products only under the applicable Product Marks and each Party’s Housemarks as set forth herein, and no other Marks.
(b)

Ownership; Use.  Each Party acknowledges that Akebia has sole and exclusive ownership of all rights, title, and interests in and to the Product Marks and Akebia Housemarks. Licensee agrees that it and its Affiliates will: (i) ensure that each use of the Product Marks and the Akebia Housemarks by Licensee is accompanied by an acknowledgement that such Product Marks and Akebia Housemarks are owned by Akebia; (ii) not use such Product Marks or Akebia Housemarks in a way that might materially prejudice their distinctiveness or validity or the goodwill of Akebia therein and includes the trademark registration symbol ® or ™ as appropriate; (iii) not use any trademarks or trade names so resembling any of such Product Marks or the Akebia Housemarks as to be likely to cause confusion or deception; and (iv) place and display the Product Marks and Akebia Housemarks on and in connection with the Licensed Products only in such form and manner as specified in the guidelines adopted from time-to-time by Akebia and provided to Licensee; provided, however, that Licensee will not be required to place or display any Akebia Housemark on promotional materials or other Product Materials used to Commercialize the Licensed Products in the Territory, except as provided in Section 8.6 (Approved Labeling).

7.9.3

Trademark Responsibility. [***] will be responsible for (a) registering, prosecuting, protecting, and enforcing the Product Marks in the Territory, (b) preparing any guidelines applicable to the use of Product Marks, (c) registering, in [***] name, at least [***] primary Product Mark and at least [***] alternative Product Marks, (d) if necessary pursuant to Section 7.9.1 (Brand Name in the Territory), registering, prosecuting, and enforcing any Local Marks in the Territory, (e) preparing any guidelines applicable to the use of any Local Mark, and (f) investigating and defending any infringement or threatened infringement relating to any of the foregoing, in each case, including all costs associated therewith.  [***] will cooperate and assist [***] with any of the foregoing activities with respect to all Product Marks, including, if requested by [***], providing any specifications, affidavits, declarations, or other documents necessary for [***] to submit to appropriate Regulatory Authorities in order to register and prosecute Product Marks.  [***] will reimburse [***] for the costs of the activities set forth in clauses (a), (c), (d), (e), and (f) to the extent related to a Product Mark in the Territory. For clarity, [***] will not be responsible for any costs associated with designing or determining any Product Mark. [***] will be responsible for securing and protecting any domain names associated with the Product Marks in [***] name, at [***] cost and expense.  [***] will not obtain or hold any such domain name in its own name. Neither Party will register in its own name any trademark, corporate name, domain name, social media account, or other source identifier containing any trademark owned by the other Party or any word or mark that is confusingly similar to any such trademark. [***] will promptly notify [***] of any infringement or threatened infringement of any of the Product Marks in the Territory of which it becomes aware.

7.9.4

Respect of Marks. Neither Party will, and will ensure that its Affiliates do not (a) attack, challenge, oppose, petition to cancel, or initiate legal action or proceedings in connection with any Product Mark or any Housemark of the other Party during the Term, or

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

thereafter challenge the registration of any Product Mark or any Housemark of the other Party in any country; (b) file, register, or maintain any registrations for any trademarks or trade names that are confusingly similar to any Product Mark (other than for a Licensed Product) in any country without the express prior written consent of Akebia; or (c) authorize or assist any Third Party to do any of the foregoing.  Licensee will not have, assert, or acquire any rights, title, or interests in or to any Product Marks or Akebia Housemarks or the goodwill pertaining thereto, except in each case for the limited licenses explicitly provided in this Agreement. Akebia will not have, assert, or acquire any rights, title, or interest in or to any Licensee Housemarks or the goodwill pertaining thereto. Licensee will maintain the quality standards of Akebia with respect to use of Product Marks and Akebia Housemarks pursuant to the licenses granted under Section 2.1 (Grant of Licenses to Licensee) and Section 7.9.5 (Trademark License), as applicable, and with respect to the goods it sells and the services it provides in connection with the Product Marks and the Akebia Housemarks hereunder. Each Party recognizes and agrees that no ownership rights are vested or created by the limited licenses granted pursuant to Section 2.1 (Grant of Licenses to Licensee), Section 2.3 (Grant of Licenses to Akebia), or Section 7.9.5 (Trademark License), as applicable, and that all goodwill developed by virtue of the use by Licensee of the Product Marks and the Akebia Housemarks inures to the benefit of Akebia.

7.9.5

Trademark License. Subject to the terms and conditions of this Agreement, Akebia hereby grants and agrees to grant to Licensee an exclusive, royalty-free license, with the right to sublicense to sublicensees in accordance with this Agreement, to use the Product Marks and the Akebia Housemarks solely in connection with the Commercialization of the Licensed Products in the Territory pursuant to this Agreement, including to effect the co-labeling provided for under Section 8.6 (Approved Labeling) and as part of any domain names associated with the Product Marks.

7.9.6

International Non-Proprietary Name.  Akebia will be responsible for the selection and filing of the international nonproprietary name for the Licensed Compound and each Licensed Product with the World Health Organization and any Regulatory Authorities in the Territory, to which names Licensee will have the right to reference.

7.10

Negotiations with [***]. The Parties intend to collaborate and strategize together with respect to any [***] between a Party and any [***] relating to the Territory (including, if applicable, any discussions relating to both inside the Territory and outside of the Territory), and each Party will involve the other Party in [***] upon such other Party’s request.

Article VIII
MANUFACTURING AND SUPPLY

8.1

Supply and Purchase Obligations. Subject to the terms and conditions of this Agreement, Akebia will use Commercially Reasonable Efforts to manufacture or have manufactured and supply to Licensee the Licensed Products (a) [***], (b) [***], and (c) [***], in each case ((a) through (c)), in the Territory pursuant to the Manufacturing Plan. If Licensee is to perform any non-clinical or clinical studies in the Territory under this Agreement, then Licensee will purchase from Akebia all of Licensee’s requirements of such Licensed Products for such studies, which Licensed Product Akebia will supply [***], as applicable. Subject to the terms and conditions of this Agreement, Licensee will purchase from Akebia all of Licensee’s requirements of each Licensed Product for commercial use in the Territory. Except with respect to any U.S. Finished Form that Akebia supplies to Licensee (where required by Applicable Law in a country in the

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Territory), Licensee will be responsible, at its sole cost and expense, for all [***], and other related activities required to convert the Licensed Product supplied by Akebia into Finished Form (such activities, collectively, “Packaging”), including all [***] of the Licensed Products for use in the Territory and for [***] associated therewith. Upon Licensee’s request, Akebia will provide [***] technology transfer to Licensee’s representatives of information necessary or reasonably useful to support Licensee’s [***] of the Licensed Products in furtherance of Licensee’s [***] activities, including providing reasonable assistance to Licensee in connection therewith upon request; provided that Licensee will provide to Akebia any information, data, and reports relating to Licensee’s [***] of the Licensed Products. Licensee will reimburse Akebia for all out-of-pocket costs incurred by or on behalf of Akebia in connection with such technology transfer within [***] of receiving Akebia’s invoice therefor.

8.2

Manufacturing Plan; Product Supply. Akebia will prepare the Manufacturing Plan, and will submit such Manufacturing Plan (and any amendments or updates thereto) to the JMC for its [***] pursuant to Section 3.3.3(a) (Specific Responsibilities of the JMC), and subsequently to the JSC for its [***] pursuant to Section 3.1.5(s) (Specific Responsibilities of the JSC); provided that only the initial Manufacturing Plan and material amendments or updates will be subject to JSC [***]. The Parties will discuss the manufacture and supply of the Licensed Compound and the Licensed Products for Development and Commercialization purposes through the JMC pursuant to the reports provided by Akebia as set forth under Section 8.7 (Manufacturing Reports). In addition, prior to Akebia’s engagement of any contract manufacturing organization for manufacture and supply of the Licensed Products [***], Akebia will reasonably consult with Licensee regarding the [***] of such contract manufacturing organization through the JMC pursuant to Section 3.3.3(b) (Specific Responsibilities of the JMC) and Akebia will include all such contract manufacturing organizations so engaged in the Manufacturing Plan.

8.3

Supply Agreements. If Licensee is to perform any clinical or non-clinical studies in the Territory in accordance with this Agreement, then the Parties will agree upon a supply agreement on reasonable and customary terms for the supply of the Licensed Compound or the Licensed Products by Akebia to Licensee in the Territory at its [***] (the “Clinical Supply Agreement”). Prior to First Commercial Sale of the Licensed Product, the Parties will agree upon a supply agreement on reasonable and customary terms for the commercial supply of such Licensed Product by Akebia to Licensee in the Territory at the Supply Price [***] (the “Commercial Supply Agreement”). The Commercial Supply Agreement will include provisions regarding long-range forecasting of Licensee’s requirements for the Licensed Product, specifications, changes to manufacturing process or specifications, ordering, shipment and delivery, failure to supply (including appropriate remedies in the event of a failure to supply), audit and inspection, shortage allocation, acceptance and rejection, and warranties. The supply price for the Licensed Products [***] supplied by Akebia to Licensee or its manufacturer during the Term for commercial use in the Territory will be equal to [***] plus [***] (the “Supply Price”).

8.4

Quality Agreement.  Prior to delivery of any Licensed Product hereunder or under a Supply Agreement, the Parties will also enter into one or more quality technical agreements (each a “Quality Agreement”) containing reasonable and customary terms and conditions regarding quality assurance and quality control and compliance with GMP and GCP (as applicable).  Each Party agrees to provide information to the other Party regarding quality defects and quality complaints associated with the use of the Licensed Products in accordance with the timeframes and procedures for reporting and other terms and conditions set forth in the Quality Agreements.  The Regulatory Responsible Party will be responsible for the management of all product quality complaints with respect to the Licensed Products in the Territory, and the Quality Agreement will define each Party’s roles and responsibilities with respect to the same.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

8.5

Term of Supply Agreements and Quality Agreement. Unless otherwise agreed by the Parties, the term of each Supply Agreement and the Quality Agreement will either (a) [***] upon termination of this Agreement (in the event of any termination of this Agreement pursuant to Section 15.2 (Termination for Breach), Section 15.3 (Termination by Licensee for Convenience), Section 15.4 (Termination by Akebia Upon Patent Challenge by Licensee), or Section 15.5 (Termination by Written Agreement)) or (b) expire [***] after the effective date of expiration of this Agreement (in the event of expiration of this Agreement pursuant to Section 15.1 (Term)).

8.6

Approved Labeling.  The Parties agree that, to the extent permitted under Applicable Law within the Territory, the Approved Labeling will include the Akebia Housemarks and the Licensee Housemarks with equal prominence.

8.7

Manufacturing Reports. At each JMC meeting, Akebia will provide the JMC with an update (by means of a slide presentation or otherwise) summarizing Akebia’s manufacturing activities under the Manufacturing Plan related to supply of the Licensed Products for Development purposes (if Akebia is supplying to Licensee any Licensed Product for clinical Development purposes) and Commercialization purposes as set forth in Section 3.3.3(c) (Specific Responsibilities of the JMC). Notwithstanding the foregoing, the Parties acknowledge and agree that any information and updates provided pursuant to this Section 8.7 (Manufacturing Reports) will be subject to the rules and regulations set forth by the relevant Regulatory Authorities.

Article IX
PAYMENTS

9.1

Upfront Payment.  As partial consideration for the rights and licenses granted by Akebia to Licensee under this Agreement, no later than [***] after the Effective Date, Licensee will pay to Akebia a nonrefundable and noncreditable upfront payment of $73,000,000.

9.2

Milestone Payments.  As additional consideration for the rights and licenses granted to Licensee under this Agreement, Licensee will pay to Akebia, in the manner set forth in Section 9.3.5 (Royalty Payments and Reports), the following nonrefundable and noncreditable milestone payments, as applicable, no later than [***] after the first occurrence of the indicated event for the Licensed Products:

9.2.1

NDD-CKD Approval Milestones. Upon Regulatory Approval by [***] of a Licensed Product in the Territory in the NDD-CKD Indication, Licensee will pay to Akebia [***] of the following payment amounts set forth in Table 9.2.1 below, depending upon which of the events #1-#4 in Table 9.2.1 occurs.

Table 9.2.1 – NDD-CKD Approval Milestones
Event	Payment Amount (in U.S. Dollars)
1. If such Licensed Product [***]:	$[***]
2. If such Licensed Product [***]:	$[***]
3. If such Licensed Product [***]:	$[***]
4. If such Licensed Product [***]:	$[***]

9.2.2

DD-CKD Approval Milestones.  Upon Regulatory Approval by [***] of a Licensed Product in the Territory in the DD-CKD Indication, Licensee will pay to Akebia [***] of the following payment amounts set forth in Table 9.2.2 below, depending upon which of the events #1-#4 in Table 9.2.2 occurs.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Table 9.2.2 – DD-CKD Approval Milestones
Event	Payment Amount (in U.S. Dollars)
1. If such Licensed Product [***]:	$[***]
2. If such Licensed Product [***]:	$[***]
3. If such Licensed Product [***]:	$[***]
4. If such Licensed Product [***]:	$[***]

9.2.3

Data Milestones.  If the following milestone events #1-#3 set forth in Table 9.2.3 below are achieved, then Licensee will pay the applicable corresponding milestone payment (in each case, either (a) or (b)) to Licensee upon the first Regulatory Approval of the Licensed Product in the Territory, in addition to any other approval milestones set forth under Section 9.2.1 (NDD-CKD Approval Milestones) or Section 9.2.2 (DD-CKD Approval Milestones):

Table 9.2.3 – Data Milestones
Event	Applicable Criteria	Payment Amount (in U.S. Dollars)
1. [***]	(a) [***]	$[***]
	(b) [***]	$[***]
2. [***]	(a) [***]	$[***]
	(b) [***]	$[***]
3. [***]	(a) [***]	$[***]
	(b) [***]	$[***]

9.2.4

Sales Milestones. Upon the first occurrence of each event set forth in Table 9.2.4 below in the Territory during the Term, Licensee will pay to Akebia the corresponding sales milestone set forth in Table 9.2.4. Licensee will not [***].  If in a given calendar year during the Term more than one of the following thresholds for the sales milestones is exceeded with respect to aggregate Net Sales of Licensed Products during the Term, then Licensee will pay to Akebia [***] with respect to each such threshold that is exceeded for the first time in such calendar year.

Table 9.2.4 – Sales Milestones
Event	Payment Amount (in U.S. Dollars)
Achievement of $[***] of aggregate annual Net Sales of Licensed Products in the Territory during a calendar year	$[***]
Achievement of $[***] of aggregate annual Net Sales of Licensed Products in the Territory during a calendar year	$[***]
Achievement of $[***] of aggregate annual Net Sales of Licensed Products in the Territory during a calendar year	$[***]
Achievement of $[***] of aggregate annual Net Sales of Licensed Products in the Territory during a calendar year	$[***]
Achievement of $[***] of aggregate annual Net Sales of Licensed Products in the Territory during a calendar year	$[***]
Achievement of $[***] of aggregate annual Net Sales of Licensed Products in the Territory during a calendar year	$[***]

9.3	Royalties.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

9.3.1

Royalty Amounts.  Licensee will pay Akebia nonrefundable and noncreditable royalties based on Net Sales of Licensed Products during the Royalty Term in the Territory at the applicable incremental royalty rates set forth (a) in Table 9.3.1(a) for Net Sales of Licensed Product in countries in Sub-Territory A, (b) in Table 9.3.1(b) for Net Sales of Licensed Product in countries in Sub-Territory B, and (c) in Table 9.3.1(c) for Net Sales of Licensed Product in countries in Sub-Territory C. Net Sales for [***] in each of Sub-Territory A and Sub-Territory B will, in each case, be [***] for purposes of calculating the applicable royalty tier for Net Sales in each such sub-territory. Net Sales for [***] in Sub-Territory C, however, will be [***], and the royalty tier payable on Net Sales in [***] in Sub-Territory C will be calculated based on Net Sales in [***].

Table 9.3.1(a) – Royalty Rates: Sub-Territory A
Portion of Annual Net Sales (in U.S. Dollars in Sub-Territory A)	Royalty Rate
$[***] to ≤$[***]	[***]%
>$[***] to ≤$[***]	[***]%
>$[***] to ≤$[***]	[***]%
>$[***] to ≤$[***]	[***]%
>$[***] to ≤$[***]	[***]%
>$[***]	[***]%

Table 9.3.1(b) – Royalty Rates: Sub-Territory B
Portion of Annual Net Sales (in U.S. Dollars in Sub-Territory B)	Royalty Rate
$[***] to ≤$[***]	[***]%
>$[***] to ≤$[***]	[***]%
>$[***] to ≤$[***]	[***]%
>$[***] to ≤$[***]	[***]%
>$[***] to ≤$[***]	[***]%
>$[***]	[***]%

Table 9.3.1(c) – Royalty Rates: Sub-Territory C
Portion of Annual Net Sales (in U.S. Dollars in each country in Sub-Territory C)	Royalty Rate
$[***] to ≤$[***]	[***]%
>$[***] to ≤$[***]	[***]%
>$[***] to ≤$[***]	[***]%
>$[***] to ≤$[***]	[***]%
>$[***]	[***]%

For example, if there is $[***] in [***] annual Net Sales in Sub-Territory A in a given calendar year, after conversion to U.S. Dollars of the Net Sales in each country in the Territory, then Licensee would owe a royalty of ($[***] x [***]%) + ($[***] x [***]%) + ($[***] x [***]%) + ($[***] x [***]%) + ($[***] x [***]%) = $[***].

9.3.2

Royalty Term.  Running royalties paid by Licensee under Section 9.3.1 (Royalty Amounts) will be paid on a country-by-country basis during the Royalty Term in such country. Upon expiration of the Royalty Term in [***] in Sub-Territory A or in Sub-Territory B, the Net Sales in [***] Net Sales for purposes of calculating the applicable royalty tier for Net Sales in such sub-territory.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

9.3.3	[***] Competition Reduction.
(a)

Sub-Territory A and Sub-Territory B. On a country-by-country and Licensed Product-by-Licensed Product basis in each of Sub-Territory A and Sub-Territory B, during the Royalty Term for such Licensed Product in such country following the first to occur of: (i) [***] for such Licensed Product in such country, if, upon [***] for such Licensed Product in such country, Applicable Law in such country requires a [***] that causes a [***] of such Licensed Product; (ii) [***] for such Licensed Product in such country; or (iii) the first date on which, [***] for such Licensed Product in such country, (A) Net Sales of such Licensed Product in such country in a calendar quarter are at least [***]% less than the Net Sales of such Licensed Product in such country during the same full [***] in the [***] immediately preceding the [***] during which the first commercial sale of such [***] for such Licensed Product in such country occurred (the “Comparable [***]”, e.g., if [***] occurred in the second [***] of [***], then the Comparable [***] would be the second [***] of [***]), or (B) the average net selling price of such Licensed Product in such country during a [***] is at least [***]% less than the average net selling price of such Licensed Product in such country during the applicable Comparable [***] (where average net selling price is determined by dividing the Net Sales of such Licensed Product in such country in such [***] or [***] Quarter, as applicable, by the number of units of such Licensed Product sold in such country in such [***] or Comparable [***], as applicable), the Net Sales of such Licensed Product in such country that will be included in the aggregate annual Net Sales for purposes of calculating the applicable royalty tier for Net Sales in such sub-territory pursuant to Section 9.3.1 (Royalty Amounts) and for purposes of the royalty payments required under Section 9.3.5 (Royalty Payments and Reports) will be reduced by [***]% for the remainder of the Royalty Term for such Licensed Product in such country.

(b)

Sub-Territory C. On a country-by-country and Licensed Product-by-Licensed Product basis in Sub-Territory C, during the Royalty Term for such Licensed Product in such country following the first to occur of: (i) [***] for such Licensed Product in such country, if, [***] for such Licensed Product in such country, Applicable Law in such country requires a [***] that causes a [***] of such Licensed Product; (ii) [***] for such Licensed Product in such country; or (iii) the first date on which, [***] for such Licensed Product in such country, (A) Net Sales of such Licensed Product in such country in a [***] are at least [***]% less than the Net Sales of such Licensed Product in such country during the applicable [***], or (B) the average net selling price of such Licensed Product in such country during a [***] is at least [***]% less than the average net selling price of such Licensed Product in such country during the applicable [***] (where average net selling price is determined by dividing the Net Sales of such Licensed Product in such country in such [***] or [***], as applicable, by the number of units of such Licensed Product sold in such country in such [***] or [***], as applicable), royalty payments on Net Sales in such country (based on the royalty rate applicable as set forth in Table 9.3.1(c) before taking into account any reduction) will be reduced by [***]% for the remainder of the Royalty Term for such Licensed Product in such country.

9.3.4	Maximum Supply Price Reduction. If in any calendar year (“Year A”) the [***] of Licensed Product [***], in each case, [***] set forth in [***] dated as of the Effective

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Date by and between the Parties (the “Maximum Supply Price”) for Year A, then Licensee may credit against the royalties due to Akebia pursuant to Section 9.3.1 (Royalty Amounts) for Year A an amount equal to [***] and the [***] multiplied by the [***] of Licensed Product [***] in Year A, in accordance with the steps set forth below in Section 9.3.4(a) through Section 9.3.4(d); provided that such credit against the royalties due to Akebia for Year A will be applied against any and all royalties due to Akebia in the next calendar year (“Year B”) as set forth below in Section 9.3.4(d). Notwithstanding the foregoing, Licensee may not credit such amount to the extent that doing so would cause the effective royalties paid by Licensee to Akebia in Year A in any sub-territory to be less than [***]% of Net Sales in such sub-territory in Year A. If the [***], then the Maximum Supply Price will be increased or decreased (as applicable) on a pro-rata basis.

(a)	Calculate the total royalties in U.S. Dollars due to Akebia pursuant to Section 9.3.1 (Royalty Amounts) in all sub-territories for Year A (the “Royalty Amount”).
(b)	Calculate the difference in U.S. Dollars between the [***] in Year A and the [***], multiplied by the [***] of Licensed Product [***] during Year A (the “Excess COGS”).
(c)

Calculate the portion of the Royalty Amount due in each of Sub-Territory A, Sub-Territory B, and Sub-Territory C, in each case that exceeds [***]% of Net Sales in each such sub-territory in Year A, and add each such amount that exceeds [***]% of Net Sales in each such sub-territory (such sum, the “Royalty Amount Exceeding [***]%”).

(d)

Licensee will receive a credit in an amount equal to the Excess COGS in Year A but not exceeding (i.e. capped at) the Royalty Amount Exceeding [***]% in Year A (the “Credit Amount”), which Credit Amount Licensee will apply against royalties payable to Akebia pursuant to Section 9.3.1 (Royalty Amounts) in Year B on [***] from the first dollar payable to Akebia as royalties in Year B as follows: [***] of Year B Licensee will credit [***]% of the Credit Amount for Year A against royalties due to Akebia in such [***] in Year B, and, to the extent that such [***]% of the Credit Amount exceeds the royalties due to Akebia in a particular [***] in Year B, then [***]; provided that Akebia will have no obligation to make any payment to Licensee for any portion of the Credit Amount that cannot be credited in full due to there being insufficient royalties to credit against in [***].

For example (and for illustrative purposes only), if in Year A the Credit Amount is $[***], then in each [***] in Year B Licensee may credit $[***] against the royalties due to Akebia for such [***]. If in the [***] of Year B, the royalties due to Akebia are only $[***], then Licensee may carry forward into the [***] of Year B the $[***] that Licensee was unable to credit against royalties due to Akebia in the [***], and Licensee may credit such amount against royalties due to Akebia in such [***]. Accordingly, in such [***] Licensee may credit a total of $[***] against royalties due to Akebia in such [***].

For further example (and for illustrative purposes only), if in a calendar year:

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

The Royalty Amount due to Akebia is $[***] on $[***] of Net Sales (royalties of $[***], based on $[***] in Net Sales in Sub-Territory A; royalties of $[***], based on $[***] in Net Sales in Sub-Territory B; and royalties of $[***], based on $[***] in Net Sales in Sub-Territory C); and

The Excess COGS is $[***]; and

The Royalty Amount Exceeding [***]% is $[***] ($[***] above [***]% in Sub-Territory A; $[***] above [***]% in Sub-Territory B; and $[***] above [***]% in Sub-Territory C);

then

Licensee may credit the Excess COGS against the Royalty Amount Exceeding [***]%, but as the Excess COGS ($[***]) is greater than the Royalty Amount Exceeding [***]% ($[***]), accordingly Licensee may only credit the portion of the Excess COGS up to the amount of the Royalty Amount Exceeding [***]% ($[***]) and therefore, Licensee may only credit against royalties payable to Akebia in the next calendar year $[***] (and not the full $[***] of Excess COGS). For the avoidance of doubt, Licensee [***] apply the uncredited amount of the Excess COGS ($[***]), or any portion thereof [***].

9.3.5	Royalty Payments and Reports.
(a)

Flash Reports. Within [***] after the end of each calendar quarter during the Term, Licensee will provide to Akebia “flash” reports that will set forth (i) for the first and second month of such calendar quarter: (A) the actual gross sales of the Licensed Products sold by Licensee or its Affiliates in the Territory in such months; and (B) the actual total aggregate Net Sales of the Licensed Products sold by Licensee or its Affiliates in the Territory in such months, and (ii) for the third month of such calendar quarter, Licensee’s good faith estimate of the amounts set forth in the foregoing clauses (i)(A) and (i)(B) of this Section 9.3.5(a) (Flash Reports). The amounts and calculations set forth in the foregoing clauses (i) and (ii) will be broken down for each of Sub-Territory A, Sub-Territory B, and Sub-Territory C.

(b)

Quarterly Report. In addition to the “flash” reports to be provided in accordance with Section 9.3.5(a) (Flash Reports), within [***] after the end of each calendar quarter during the Term, Licensee will provide to Akebia a written report (each, a “Quarterly Report”) setting forth in reasonable detail (i) the gross sales of the Licensed Products sold by Licensee or its Affiliate in the Territory in such calendar quarter; (ii) the aggregate Net Sales of the Licensed Products sold by Licensee or its Affiliates in the Territory in such calendar quarter; (iii) the exchange rates used to calculate the royalties payable in U.S. Dollars; (iv) any withholding taxes required to be made from such royalties; and (v) the quantity and description of the Licensed Products sold by such Party or its Affiliate in the Territory during such calendar quarter comprising such Net Sales, including detailed sales reports for each Licensed Product for each month of the calendar quarter in each country in the Territory. The amounts, calculations, and information set forth in the foregoing clauses (i) through (v) will be broken down on a monthly basis for each country in the Territory. The Parties will seek to

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

resolve any questions or issues related to a Quarterly Report within [***] following receipt by each Party of the other Party’s Quarterly Report.
(c)

Royalty Payments. The information contained in each flash report and Quarterly Report will be considered Confidential Information of Licensee. Within [***] after the end of each calendar quarter, Licensee will make the royalty payment due hereunder for the calendar quarter covered by the applicable Quarterly Report.

9.4

Accounting; Audit. Each Party agrees to keep full, clear, and accurate records in accordance with the Accounting Standards applicable to such Party, consistently applied, for a period of at least three years after the relevant payment is owed pursuant to this Agreement, setting forth Development costs, including Shared Development Costs, COGS, and sales of the Licensed Products in sufficient detail to enable amounts owed or payable to the other Party hereunder, to be determined.  Each Party further agrees to permit its books and records to be examined by an independent accounting firm selected by the auditing Party and reasonably acceptable to the audited Party to verify (a) with respect to Licensee’s right to audit, the Quarterly Reports and the reports provided for in Section 4.1.4 (Payment of Licensee R&D Cost Share), reports of any costs and expenses associated with any Additional Development performed by Akebia that Licensee [***] in accordance with Section 4.3.3 (Reimbursement for Additional Development), and COGS charged pursuant to Section 8.3 (Supply Agreements), and (b) with respect to Akebia’s right to audit, the reports provided for in Section 4.1.4 (Payment of Licensee R&D Cost Share) related to any [***] Costs, reports of any costs and expenses associated with any Additional Development performed by Licensee that Akebia [***] in accordance with Section 4.3.3 (Reimbursement for Additional Development), and royalty payments based on Net Sales (subject to such independent accounting firm’s written obligations of confidentiality and non-use applicable to each Party’s Confidential Information that are at least as stringent as those set forth described in Article XIII (Confidentiality)). Such auditor will be bound by a legal agreement obligating it to maintain the confidentiality of such information.  Such audit will not be (i) performed more frequently than once per calendar year, (ii) conducted for any calendar year more than three years after the end of such year, or (iii) repeated for any calendar year.  Such examination is to be made at the expense of the auditing Party, except in the event that the results of the audit reveal an underpayment (or excess credit in the case of [***] Costs that may be credited pursuant to Section 4.1.3 (Development Cost Sharing) or overcharge in the case of COGS charged pursuant to Section 8.3 (Supply Agreements)) by the audited Party of [***]% or more during the period being audited, in which case reasonable audit fees for such examination will be paid by the audited Party.

9.5

Currency Conversion. Any Net Sales that are invoiced or incurred in a currency other than U.S. Dollars, and all other payments by Licensee to Akebia, will be converted into U.S. Dollars at the applicable rate of exchange to U.S. Dollars as listed in the Wall Street Journal, Eastern Edition on the last Business Day of the reporting calendar quarter.

9.6

Method of Payment.  All payments due to a Party under this Agreement will be made in U.S. Dollars by wire transfer to a U.S. bank account of such Party designated from time-to-time in writing by the relevant Party.

9.7

Taxes. If under any law or regulation of any country of the Territory withholding of taxes of any type, levies or other charges is required with respect to any amounts payable hereunder to a Party, the other Party (“Withholding Party”) will apply the withholding or deduction as so required and will promptly pay such tax, levy, or charge to the proper Governmental Authority, and will promptly furnish the Party with proof of such payment.  The Withholding Party will have the

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

right to withhold or deduct any such tax, levy, or charge actually paid from payment due the Party or be promptly reimbursed by the Party if no further payments are due the Party.  Any amounts so withheld or deducted from the payment due the Party pursuant to the relevant law or regulation will be deemed paid to such Party for all purposes of this Agreement.  Each Withholding Party agrees to assist the other Party in claiming exemption from (or reduction in) such deductions or withholdings under double taxation or similar agreement or treaty from time-to-time in force and in minimizing the amount required to be so withheld or deducted.  Notwithstanding the foregoing, all sums payable by either Party hereunder are stated exclusive of any sales tax, value added tax, or other similar taxes, assessments, and charges imposed by the jurisdiction of the Withholding Party or the payee and any such taxes will be paid by the Withholding Party.

9.8

Late Payments; Disputed Payments.  Any amount owed by a Party to the other Party under this Agreement that is not paid within the applicable time period set forth herein will accrue interest at the lesser of (a) the London Interbank Offered Rate plus [***]%, or (b) the highest rate permitted under Applicable Law. If a Party disputes an invoice or other payment obligation under this Agreement, then such Party will timely pay the undisputed amount of the invoice or other payment obligation, and the Parties will resolve such dispute in accordance with Article XVI (Dispute Resolution; Governing Law).

Article X
OWNERSHIP OF INTELLECTUAL PROPERTY

10.1

Akebia Intellectual Property. Ownership of the Akebia Know-How, Akebia Improvements, Assigned Product Improvements, and Akebia Patents will be and remain vested at all times in Akebia.  Licensee hereby assigns its entire right, title, and interest in any Assigned Product Improvements to Akebia.  Licensee will promptly disclose to Akebia any Assigned Product Improvements conceived or reduced to practice, but no later than [***] after Licensee’s intellectual property department receives notice of such conception or reduction to practice.  Licensee and its Affiliates will provide and will cause its employees and contractors to provide all further cooperation that Akebia reasonably determines is necessary to accomplish the complete transfer of such Assigned Product Improvements and all associated rights to Akebia, including executing further assignments, consents, releases, and other commercially reasonable documentation and providing good faith testimony by affidavit, declaration, in-person, or other proper means in support of any effort by Akebia to establish, perfect, defend, or enforce its rights in any Assigned Product Improvements through prosecution of governmental filings, regulatory proceedings, litigation, and other means, including through the filing, prosecution, maintenance, and enforcement of Assigned Product Improvement Patents.  Without limitation, Licensee will cooperate with Akebia if Akebia applies for U.S. or foreign patent protection for such Assigned Product Improvements and will obtain the cooperation of the individual inventors of any such Assigned Product Improvements assigned to Akebia under this Agreement. If Licensee is unable to assign any Assigned Product Improvement or Assigned Product Improvement Patent, then Licensee hereby grants and agrees to grant to Akebia a royalty-free, fully paid-up, exclusive (even as to Licensee), perpetual, irrevocable license (with the right to grant sublicenses through multiple tiers) under such Assigned Product Improvement and Assigned Product Improvement Patent for any and all purposes.

10.2

Licensee Intellectual Property. Ownership of the Licensee Know-How, Retained Licensee Improvement Technology, Licensee Contributed Technology, and Licensee Patents will be and remain vested at all times in Licensee.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

10.3	Joint Technology.
10.3.1

Invention Disclosure. The Parties will promptly disclose to each other any Joint Know-How conceived or reduced to practice, but no later than [***] after the applicable Party’s intellectual property department receives notice of such conception or reduction to practice.

10.3.2

Ownership.  All Joint Technology will be jointly owned by the Parties, with each Party entitled to the free use and enjoyment of such Joint Technology, but subject to the terms and conditions of this Agreement, including the license grants under Article II (Licenses). Subject to such terms and conditions of this Agreement, neither Party will have a duty to account to the other or seek any consent with respect to the licensing or exploitation of Joint Technology.  To the extent any further consent is required to enable a Party to so license or exploit its interest in the Joint Technology, the other Party will grant such consent promptly upon request.

10.4	Prosecution of Akebia Patents.
10.4.1

Akebia’s First Right to Prosecute.  Akebia will have the first right, but not the obligation, to file, prosecute, and maintain the Akebia Patents.  On the reasonable request of Akebia, Licensee will cooperate in connection with the filing, prosecution, and maintenance of all Akebia Patents.

10.4.2

Status Updates. On a semi-annual basis [***], Akebia will provide to Licensee a written summary of the status of all Akebia Patents, including patent applications, being prosecuted and maintained by Akebia in the Territory.  Furthermore, upon Licensee’s request, but no more than [***], Akebia will reasonably discuss and consult with Licensee and will provide updates to Licensee by audio or video teleconference regarding Akebia Patents being prosecuted and maintained by Akebia in the Territory, including the strategies for the filing, prosecution, and maintenance of such Akebia Patents.

10.4.3

Assistance; Costs. Licensee undertakes without cost to Akebia to obtain all necessary assignment documents for Akebia with respect to prosecution and maintenance of Akebia Patents, to render all signatures that will be necessary for Akebia Patent filings, and to assist Akebia in all other reasonable ways that are necessary for the issuance of the Akebia Patents as well as for the prosecution and maintenance of such patents.  Akebia will be responsible for [***]% of the costs incurred with respect to the filing, prosecution, and maintenance of Akebia Patents.

10.4.4

Abandonment.  If Akebia decides that it is no longer interested in prosecuting or maintaining a particular Akebia Patent in any country in the Territory during the Term, then it will promptly provide written notice to Licensee of this decision.  Licensee may, upon written notice to Akebia, assume such prosecution and maintenance at its sole expense.  Akebia will assign such Akebia Patent to Licensee at [***].  Following such assignment, (a) such patent or patent application will no longer be considered an Akebia Patent and will be considered a Licensee Patent, (b) Akebia will undertake [***] to obtain all necessary assignment documents for Licensee with respect to prosecution of such Licensee Patent, to render all signatures that will be necessary for such Licensee Patent filings and to assist Licensee in all other reasonable ways that are necessary for the issuance of such Licensee Patent as well as for the maintenance and prosecution of such

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Licensee Patent, and (c) Licensee will be responsible for [***]% of the costs incurred with respect to the prosecution and maintenance of such Licensee Patent.
10.5	Prosecution of Joint Patents.
10.5.1	Filing of Joint Patents. Akebia will have the first right of election to file patent applications claiming Joint Know-How. If Akebia declines to file such applications, then Licensee may do so.
10.5.2

Akebia’s First Right to Prosecute. Regardless of which Party files patent applications claiming Joint Know-How, Akebia will have the first right, but not the obligation, to prosecute and maintain the Joint Patents.  On the reasonable request of Akebia, Licensee will cooperate in connection with the prosecution and maintenance of all Joint Patents.

10.5.3

Status Updates. On a semi-annual basis [***], Akebia will provide to Licensee a written summary of the status of all Joint Patents, including patent applications, being prosecuted and maintained by Akebia.  Furthermore, upon Licensee’s request, but no more than [***], Akebia will reasonably discuss and consult with Licensee and will provide updates to Licensee by audio or video teleconference regarding Joint Patents being prosecuted and maintained by Akebia, including the strategies for the filing, prosecution, and maintenance of such Joint Patents.

10.5.4

Assistance; Costs. Licensee undertakes without cost to Akebia to obtain all necessary assignment documents for Akebia with respect to prosecution and maintenance of Joint Patents, to render all signatures that will be necessary for Joint Patent filings and to assist Akebia in all other reasonable ways that are necessary for the issuance of the Joint Patents as well as for the prosecution and maintenance of such patents.  [***] will be responsible for [***]% of the costs incurred with respect to the filing, prosecution, and maintenance of such Joint Patents in the Territory, and Licensee will reimburse Akebia for Licensee’s [***]% share of such costs incurred by Akebia in the Territory within [***] of receiving Akebia’s invoice therefor.  Akebia will be responsible for [***]% of the costs incurred with respect to the filing, prosecution, and maintenance of Joint Patents outside of the Territory.

10.5.5

Abandonment. If Akebia decides that it is no longer interested in prosecuting or maintaining a particular Joint Patent in any country during the Term, then it will promptly provide written notice to Licensee of this decision. Licensee may, upon written notice to Akebia, assume such prosecution and maintenance at its sole expense.  Akebia will assign such Joint Patent to Licensee at [***].  Following such assignment, (a) such patent or patent application will no longer be considered a Joint Patent and will be considered a Licensee Patent, (b) Akebia will undertake [***] to obtain all necessary assignment documents for Licensee with respect to prosecution of such Licensee Patent, to render all signatures that will be necessary for such Licensee Patent filings and to assist Licensee in all other reasonable ways that are necessary for the issuance of such Licensee Patent as well as for the maintenance and prosecution of such Licensee Patent, and (c) Licensee will be responsible for [***]% of the costs incurred with respect to the prosecution and maintenance of such Licensee Patent.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

10.6	Prosecution of Retained Licensee Improvement Patents.
10.6.1

Filing of Retained Licensee Improvement Patents.  Licensee will have the first right of election to file patent applications claiming Retained Licensee Improvements. If Licensee declines to file such applications, then Akebia may do so.

10.6.2

Licensee’s First Right to Prosecute.  Regardless of which Party files patent applications claiming Retained Licensee Improvements, Licensee will have the first right, but not the obligation, to prosecute and maintain Retained Licensee Improvement Patents. On the reasonable request of Licensee, Akebia will cooperate in connection with the prosecution and maintenance of all Retained Licensee Improvement Patents.

10.6.3

Territory-Related Status Updates. On a semi-annual basis, [***], Licensee will provide to Akebia a written summary of the status of all Retained Licensee Improvement Patents being prosecuted and maintained by Licensee in the Territory.  Furthermore, upon Akebia’s request, but no more than [***], Licensee will reasonably discuss and consult with Akebia and will provide updates to Akebia by audio or video teleconference regarding Retained Licensee Improvement Patents being prosecuted and maintained by Licensee in the Territory, including the strategies for the filing, prosecution, and maintenance of such Retained Licensee Improvement Patents in the Territory.

10.6.4

Assistance; Costs.  Akebia undertakes without cost to Licensee to obtain all necessary assignment documents for Licensee with respect to prosecution and maintenance of Retained Licensee Improvement Patents, to render all signatures that will be necessary for Retained Licensee Improvement Patent filings, and to assist Licensee in all other reasonable ways that are necessary for the issuance of Retained Licensee Improvement Patents as well as for the prosecution and maintenance of such patents.  Licensee will be responsible for [***]% of the costs incurred with respect to the filing, prosecution, and maintenance of the Retained Licensee Improvement Patents.

10.6.5

Abandonment.  If Licensee decides that it is no longer interested in maintaining or prosecuting a particular Retained Licensee Improvement Patent during the Term, then it will promptly provide written notice to Akebia of this decision.  Akebia may, upon written notice to Licensee, assume such prosecution and maintenance at its sole expense.  License will assign such Retained Licensee Improvement Patent to Akebia at [***].  Following such assignment, (a) such patent or patent application will no longer be considered a Retained Licensee Improvement Patent and will be considered an Akebia Patent, (b) Licensee will undertake [***] to obtain all necessary assignment documents for Akebia with respect to prosecution of such Akebia Patent, to render all signatures that will be necessary for such Akebia Patent filings and to assist Akebia in all other reasonable ways that are necessary for the issuance of such Akebia Patent as well as for the maintenance and prosecution of such Akebia Patent, and (c) Akebia will be responsible for [***]% of the costs incurred with respect to the prosecution and maintenance of such Akebia Patent.

10.7	Enforcement of [***] Patents in the Territory.
10.7.1

Notice of Infringement. If either Party becomes aware of any Third Party activity in the Territory, including any Development activity in the Territory (whether or not an exemption from infringement liability for such Development activity is available under Applicable Law), that infringes (or that is directed to the Development of a product that

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

would infringe) an Akebia Patent, a Joint Patent, or a Retained Licensee Improvement Patent, then the Party becoming aware of such activity will give prompt written notice to the other Party regarding such alleged infringement.

10.7.2

Rights to Enforce [***] in the Territory. As between the Parties, [***] will have the first right, but not the obligation, to attempt to resolve such Third Party activity in the Territory that infringes (or that is directed to the Development of a product that would infringe) [***] by commercially appropriate steps at its own expense, including the filing of an infringement suit to enforce the [***] using counsel of its own choice; provided that [***] will be entitled to [***] related to such infringement suit (to the extent relevant, together with its own counsel, at its own expense).  If [***] fails to initiate a suit or take other action to terminate such alleged infringement within [***] after the notice provided under Section 10.7.1 (Notice of Infringement) and [***], then [***] will have the second right, but not the obligation, to attempt to resolve such Third Party activity in the Territory by commercially appropriate steps at its own expense, including the filing of an infringement suit to enforce the [***] using counsel of its own choice. Notwithstanding the foregoing, in the event either Party receives a [***], [***] will either file an action or enable [***] to file an action pursuant to such regulations within [***] after the [***] or other applicable deadline under a similar Applicable Law in any other country in the Territory.

10.7.3

Rights to Enforce [***] in the Territory.  As between the Parties, [***] will have the first right, but not the obligation, to attempt to resolve such Third Party activity in the Territory that infringes (or that is directed to the Development of a product that would infringe) a [***] by commercially appropriate steps at its own expense, including the filing of an infringement suit to enforce the [***] using counsel of its own choice; provided that [***] will be entitled to attend any [***] related to such infringement suit (to the extent relevant, together with its own counsel, at its own expense).  If [***] fails to initiate a suit or take other action to terminate any such alleged infringement by a product that competes with a Licensed Product in the Territory within [***] after the notice provided under Section 10.7.1 (Notice of Infringement), then [***] will have the second right, but not the obligation, to attempt to resolve such Third Party activity in the Territory at its own expense, including the filing of an infringement suit to enforce the [***] using counsel of its own choice.

10.7.4

Allocation of Recoveries in the Territory.  Any amounts recovered by a Party as a result of an action pursuant to this Section 10.7 (Enforcement of [***] in the Territory), whether by settlement or judgment, will be allocated as follows:  (a) first each Party will be reimbursed [***]; provided that if amounts recovered are insufficient to reimburse all such [***] incurred by both Parties, then such recovered amounts will be shared pro-rata in proportion to the relative amount of such [***] incurred by each Party, and (b) second, the balance of such recovered amounts will be retained by the [***].

10.7.5

Cooperation; Procedures.  In any event, at the request and expense of the Party bringing an infringement action under this Section 10.7 (Enforcement of [***] in the Territory), the other Party will provide reasonable assistance and cooperation in any such action (including entering into a common interest agreement if reasonably deemed necessary by any Party) and agrees to be joined as a party to the suit if necessary for the initiating Party to bring or continue an infringement action hereunder. In addition, the Party bringing an infringement action under this Section 10.7 (Enforcement of [***] in the Territory) will provide the other Party with [***] during the course of the action. Neither Party may

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

settle any action or proceeding brought under this Section 10.7 (Enforcement of [***], Joint Patents, or [***] in the Territory) or knowingly take any other action in the course thereof, in a manner that materially adversely affects the other Party’s interest in the [***] in the Territory, in each case, without the written consent of such other Party.  Each Party will have the right to be represented by counsel of its own selection and its own expense in any suit or other action instituted by the other Party pursuant to this Section 10.7 (Enforcement of [***] in the Territory).  In addition, the Parties will reasonably assist each other and cooperate in any such investigation, pre-litigation preparation, or litigation to ensure that there is an aligned global litigation and enforcement strategy.

10.8	Enforcement of [***] Outside of the Territory.
10.8.1

Rights to Enforce.  As between the Parties, and subject to any other agreement between the Parties, [***] will have the exclusive right, but not the obligation, to attempt to resolve any Third Party activity outside of the Territory, including any Development activity (whether or not an exemption from infringement liability for such Development activity is available under Applicable Law), that infringes (or that is directed to the development of a product that would infringe) any [***] outside of the Territory, by commercially appropriate steps at its own expense, including the filing of an infringement suit to enforce the [***] using counsel of its own choice.

10.8.2

Allocation of Recoveries Outside of the Territory.  Any amounts recovered by [***] as a result of an action pursuant to this Section 10.8 (Enforcement of [***] Outside of the Territory), whether by settlement or judgment, will be retained by [***].

10.8.3

Cooperation.  In any event, at the request and expense of [***], [***] will provide reasonable assistance and cooperation in any infringement action brought under this Section 10.8 (Enforcement of [***] Outside of the Territory), including entering into a common interest agreement if [***] determines it is reasonably necessary to do so, and [***] agrees to be joined as a party to the suit if necessary for [***] to bring or continue an infringement action hereunder.

10.9	Enforcement of [***] Outside of the Territory.
10.9.1

Rights to Enforce [***] Outside of the Territory.  As between the Parties, [***] will have the first right, but not the obligation, to attempt to resolve any Third Party activity outside of the Territory, including any Development activity (whether or not an exemption from infringement liability for such Development activity is available under Applicable Law), that infringes (or that is directed to the Development of a product that would infringe) a [***] by commercially appropriate steps at its own expense, including the filing of an infringement suit to enforce the [***] using counsel of its own choice. If [***] fails to initiate a suit or take other action to terminate such alleged infringement within [***] after being notified by [***] of such infringement and [***], then [***] will have the second right, but not the obligation, to attempt to resolve such Third Party activity outside of the Territory against a product that was competitive to the Licensed Product by commercially appropriate steps at its own expense, including the filing of an infringement suit to enforce the [***] using counsel of its own choice.

10.9.2

Allocation of Recoveries Outside of the Territory.  Any amounts recovered by either Party as a result of an action pursuant to this Section 10.9 (Enforcement of [***] Outside of the Territory), whether by settlement or judgment, will be allocated as follows: (a)

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

first, each Party will be reimbursed [***]; provided that if amounts recovered are insufficient to reimburse all such [***] incurred by both Parties, then such recovered amounts will be shared pro-rata in proportion to the relative amount of such [***] incurred by each Party, and (b) second, the balance of such recovered amounts will be retained by [***].

10.9.3

Cooperation.  In any event, at the request and expense of the Party bringing an infringement action under this Section 10.9 (Enforcement of [***] Outside of the Territory), the other Party will provide reasonable assistance and cooperation in any such action (including entering into a common interest agreement if reasonably deemed necessary by any Party) and agrees to be joined as a party to the suit if necessary for the initiating Party to bring or continue an infringement action hereunder. In addition, the Party bringing an infringement action under this under this Section 10.9 (Enforcement of [***] Outside of the Territory) will provide the other Party with [***] during the course of the action.

10.10	Defense of Third Party Infringement Claims; Third Party IP.
10.10.1

Infringement Claim. If a Third Party asserts that a Patent or other right controlled by it is or will be infringed by a Party’s activities in the Territory under this Agreement (“Infringement Claim”) or a Party becomes aware of a Patent or other right that might form the basis for an Infringement Claim, then the Party first obtaining knowledge of such Infringement Claim or such potential Infringement Claim will immediately provide the other Party with written notice thereof and the related facts in reasonable detail. The Parties will [***].  Notwithstanding the foregoing, the terms of this Section 10.10.1 (Infringement Claim) will not apply with respect to any [***] that is the subject of Section 10.10.2 ([***]).

10.10.2	[***].
(a)	[***]. [***]
(b)

Control and Costs. With regard to any [***], [***] will be responsible for preparing, [***] such [***] using Commercially Reasonable Efforts (including Commercially Reasonable Efforts to [***] such [***] and the counsel of its own choosing, including the right to control the strategy [***] (subject to Section [***]), any appeals, and other material factors related to such [***]. In addition, the Parties will reasonably assist each other and cooperate and share information with respect to such [***], including any appeals thereof. [***].

(c)	Cooperation. [***] will keep [***] reasonably informed regarding [***], including by providing [***] with copies of all pleadings and other documents filed in [***] [***].
10.10.3

Responsibility to Defend. If, during the Term of this Agreement, a Third Party asserts that a Patent or other right controlled by such Third Party is infringed or will be infringed in the Territory by the exercise of the licenses granted under Article II (Licenses), then, subject to Section 10.10.2 (Challenge to Certain Third Party Patents), [***] will be responsible for defending against any such claim at its own expense using Commercially Reasonable Efforts and the counsel of its own choosing; provided that, (a) [***] will keep [***] reasonably informed regarding any such claim, including by providing

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Licensee with [***] relating to such claim, (b) [***], and (c) [***] will be entitled to attend any [***] related to such claim (to the extent relevant, together with its own counsel, at its own expense). [***], except that [***], in each case, of any [***], unless the Parties agree otherwise). [***] will not [***].  In addition, the Parties will reasonably assist each other and cooperate and share information with respect to such claim.

10.10.4

Responsibility for Third Party Licenses. At any time during the Term, if either Party believes that it is necessary or advisable to seek to acquire or obtain a license under any Patents owned or controlled by a Third Party in order to avoid infringement thereof by the exercise of the licenses granted under Article II (Licenses), whether or not there has been the institution of any infringement claim, then the Parties will discuss whether to acquire or obtain a license under such Patents. [***] will have the sole right, but not the obligation, to negotiate and acquire or obtain a license under such Patents from such Third Party; provided, however, that [***] the Licensed Products (including Combination Products) in the Territory, then [***] to such Third Party assignor, licensor, or grantor of rights pursuant to such agreement. [***] of the Licensed Products (including Combination Products) in countries both inside and outside of the Territory, then (a) [***] of the Licensed Products (including Combination Products) in the Territory (e.g., [***]), (b) [***] of the Licensed Products (including Combination Products) in the Territory or outside of the Territory (e.g., [***]), and (c) [***] of the Licensed Products (including Combination Products) in countries outside of the Territory (e.g., [***]).  [***] will not be responsible for [***] under any license agreement that [***] of the Licensed Products (including Combination Products) in countries outside of the Territory. [***] will reimburse [***] share of such payments within [***] of [***] invoice therefor. This Section 10.10 (Defense of Third Party Infringement Claims; Third Party IP) will not be interpreted as placing on either Party a duty of inquiry regarding Third Party intellectual property rights.  Each Party will keep the other Party informed of the status of any Third Party claim of infringement.

10.11

Patent Term Extensions. Akebia will be solely responsible for making all decisions regarding patent term extensions, including supplementary protection certificates and any other extensions that are now or become available in the future, that are applicable to Akebia Patents or Joint Patents licensed hereunder and that become available directly as a result of the Regulatory Approval of a Licensed Product; provided that Akebia will consult with Licensee with respect to such decisions and will consider the comments and concerns of Licensee in good faith.

10.12

Unified Patent Court. In the event that Unified Patent Court Agreement enters into force during the Term of this Agreement, Akebia will be solely responsible for making all decisions regarding Patents, including decisions regarding the opting-out or opting-in of existing European Patents into the jurisdiction of the Unified Patent Court or the registration of European Patents with Unitary Effect; provided that Akebia will consult with Licensee with respect to such decisions and will consider the comments and concerns of Licensee in good faith.

10.13

Housemarks.  Licensee will be responsible for the registration and maintenance of the Licensee Housemarks throughout the Territory, as well as all expenses associated therewith.  Akebia will be responsible for the registration and maintenance of the Akebia Housemarks throughout the Territory, as well as all expenses associated therewith.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Article XI
INFORMATION; PHARMACOVIGILANCE;

PRODUCT WITHDRAWAL AND LIMITED RECALL

11.1

Information.  Akebia and Licensee will use Commercially Reasonable Efforts to disclose and make available to each other in a timely manner all Regulatory Information, Study Data, post-marketing data, Commercialization information, and other information concerning the Licensed Compound or the Licensed Products, known by Akebia or Licensee at any time during the Term (the “Information”), subject to receipt of any required Third Party consents.  Notwithstanding the foregoing, neither Party will be obligated to disclose to the other Party confidential information about its products other than the Licensed Compound or any Licensed Product.

11.2

Data Security.  During the Term of this Agreement, each Party will maintain (and, as applicable, cause its Affiliates to maintain) environmental, safety, and facility procedures, data security procedures, and other safeguards against the disclosure, destruction, loss, or alteration of the other Party’s Information in the possession of such Party or its Affiliates, including procedures to ensure compliance with Privacy Laws, that are no less rigorous than those maintained by such Party (or any of its Affiliates) for its own Information of a similar nature.  In addition, each Party has implemented and will continue to implement during the Term appropriate controls to comply with Privacy Laws and maintain data privacy of its own Information, including for detecting, responding to, and reporting potential breaches in accordance with Applicable Law.  Without limiting the foregoing, Akebia will put in place a “business continuity plan” to be implemented in the event of a catastrophic data loss of Akebia’s primary databases.

11.3

Pharmacovigilance Agreement. Reasonably in advance (in any event at least [***] in advance, unless the Parties agree otherwise) of the initiation of any Development activities by Licensee in any country in the Territory, the Parties (under the guidance of their respective pharmacovigilance departments, or equivalent thereof) will define and finalize the Parties’ responsibilities with respect to pharmacovigilance activities in a written Pharmacovigilance Agreement which, for so long as the U.S. Collaboration and License Agreement is in effect, may be the same pharmacovigilance agreement as is entered into by the Parties under the U.S. Collaboration and License Agreement (as amended if necessary to incorporate terms relating to the Territory). Such Pharmacovigilance Agreement will provide for the receipt, investigation, recording, communication, and exchange by the Parties of information that a Party becomes aware of in the Territory and globally concerning adverse events in or involving a research patient or subject or, in the case of non-clinical studies, an animal in a toxicology study, and the seriousness thereof, whether or not determined to be attributable to the Licensed Compound or any Licensed Product, including any such information received by either Party from a Third Party (subject to receipt of any required consents from such Third Party) (such information, the “Safety Data”). Such guidelines and procedures will be in accordance with, and will enable each Party and its Affiliates to fulfill, local and international regulatory reporting obligations to Regulatory Authorities.  Subject to compliance with Applicable Law, each Party hereby agrees to comply with its respective obligations under the Pharmacovigilance Agreement (as the Parties may agree to modify it from time-to-time) and to cause its Affiliates and licensees and permitted sublicensees (as applicable) to comply with such obligations. It is understood that each Party and its Affiliates or licensee or permitted sublicensees (as applicable) will have the right to disclose Safety Data if such disclosure is reasonably necessary to comply with Applicable Laws and regulations and requirements of Regulatory Authorities within the Territory (or outside of the Territory with respect to Akebia) with respect to its filings and activities related to the Licensed Compound and the Licensed Products.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

11.4

Safety Reporting and Global Safety Database.  In each case in accordance with, and subject to (once executed), the Pharmacovigilance Agreement to be entered into pursuant to Section 11.3 (Pharmacovigilance Agreement), (a) Akebia will own all of the Safety Data, and the Pharmacovigilance Agreement will include provisions requiring the establishment of a global safety database for the Licensed Products that will be owned and maintained by Akebia, (b) Akebia will have sole control and discretion with respect to the collection, assessment, and safety reporting to Regulatory Authorities with respect to the Licensed Products outside of the Territory,  and (c) the Regulatory Responsible Party will have sole control and discretion with respect to the collection, assessment, and safety reporting to Regulatory Authorities with respect to the Licensed Products in the Territory; provided, however, that the PVC will review and discuss, and the Parties will consult, communicate, and cooperate with each other through the PVC with respect to the foregoing in the Territory. In addition, prior to the execution of the Pharmacovigilance Agreement (and thereafter, to the extent consistent with such Pharmacovigilance Agreement), the non-Regulatory Responsible Party will promptly (and, once executed, in accordance with the timeframes set forth in the Pharmacovigilance Agreement) forward to the Regulatory Responsible Party for handling and reporting to applicable Regulatory Authorities in the Territory all reports received by such non-Regulatory Responsible Party of adverse drug events, pregnancy reports, and any other information concerning the safety and benefit-risk profile that are or may be associated with the Licensed Products. To the extent that there are any inconsistencies between this Section 11.4 (Safety Reporting and Global Safety Database), and the Pharmacovigilance Agreement, then the Pharmacovigilance Agreement will control.

11.5	Product Withdrawals and Limited Recalls.
11.5.1

Notice. Each Party will notify the other Party promptly following the first Party’s determination that any event, incident, or circumstance has occurred that may result in the need for a Product Withdrawal anywhere in the world (including in the Territory) or a Limited Recall in the Territory, which notice need not be in writing.  Such Party will include in such notice the reasoning behind such determination, and any supporting facts.

11.5.2

Mandated Withdrawal or Recall.  If a Regulatory Authority in the Territory mandates that any Product Withdrawal be implemented or that any Limited Recall be undertaken, then [***], in consultation and coordination with [***], will initiate and manage the Product Withdrawal or Limited Recall as and to the extent mandated by the Regulatory Authority in the Territory and in compliance with Applicable Law.

11.5.3

Voluntary Withdrawal or Recall in the Territory.  With respect to any Product Withdrawal or Limited Recall within the Territory that is not mandated by a Regulatory Authority, immediately after receipt of notification thereof, (a) each Party’s quality, safety, compliance, or regulatory affairs personnel with authority to make product recall decisions on behalf of such Party (the “Recall Decision-Makers”) will discuss and attempt to agree on whether or not to voluntarily implement the Product Withdrawal or undertake the Limited Recall, and (b) if the Parties’ Recall Decision-Makers fail to agree within a reasonably appropriate time period (depending upon the circumstances), whether or not to voluntarily implement or undertake a Product Withdrawal or a Limited Recall within the Territory, then [***] will have the right to determine whether or not to voluntarily undertake a Product Withdrawal or Limited Recall within the Territory.  [***] will carry out all such Product Withdrawal or Limited Recall activities (as applicable) in coordination and collaboration with [***], in a manner that enables both Parties to comply with regulatory requirements as expeditiously as possible, and in compliance

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

with all Applicable Laws.  If [***] does not choose to undertake a voluntary Product Withdrawal or Limited Recall in the Territory despite [***] notice to [***] that such Product Withdrawal or Limited Recall should be undertaken (which notice may be given to any of [***] Recall Decision-Makers), then, notwithstanding anything to the contrary herein, [***].

11.5.4

Withdrawals and Recalls; Costs and Cooperation. Each Party will provide all cooperation reasonably requested by the other Party in connection with any Product Withdrawal or Limited Recall in the Territory. If a Product Withdrawal or Limited Recall in the Territory is required as the sole and direct result of actions or omissions of [***], permitted sublicensees, or subcontractors (including [***]), then [***] will bear all of the costs incurred in connection with such Product Withdrawal or Limited Recall in the Territory. If a Product Withdrawal or Limited Recall in the Territory is required as the sole and direct result of [***] or its licensees’ (other than [***]) or subcontractors’ failure to manufacture and supply the Licensed Products in accordance with this Agreement, the Supply Agreements, or any Quality Agreement, including as a result of any failure for such Licensed Products to be manufactured in accordance with cGMP or to the applicable specifications, then [***] will bear (and will reimburse [***] for) all of the costs incurred in connection with such Product Withdrawal or Limited Recall in the Territory. If a Product Withdrawal or Limited Recall in the Territory is required, but is not clearly required as the sole and direct result of the actions or omissions of [***], as described above, then [***] incurred in connection with such Product Withdrawal or Limited Recall in the Territory.

Article XII
REPRESENTATIONS, WARRANTIES, AND COVENANTS

12.1	Mutual Representations and Warranties. Each of Licensee and Akebia hereby represents and warrants to the other Party as of the Effective Date:
12.1.1

(a) It is a corporation or entity duly organized and validly existing under the laws of the state, municipality, provinces, administrative division, or other jurisdiction of its incorporation or formation; and (b) it has full power and authority and the legal right to own and operate property and assets and to carry on its business as it is now being conducted and as it is contemplated to be conducted by this Agreement.

12.1.2	The execution, delivery, and performance of this Agreement by it has been duly authorized by all requisite corporate action.
12.1.3

This Agreement has been duly executed and delivered on behalf of such Party and constitutes a legal, valid, and binding obligation of such Party and is enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, or other laws of general application affecting the enforcement of creditor rights and judicial principles affecting the availability of specific performance and general principles of equity.

12.1.4

It has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and such performance does not conflict with or constitute a breach of any of its agreements with Third Parties.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

12.1.5

It has obtained all necessary consents, approvals, and authorizations of all Regulatory Authorities and other Third Parties required to be obtained in connection with the execution and delivery of this Agreement and the performance of its obligations hereunder.

12.1.6

The execution and delivery of this Agreement and the performance of its obligations hereunder (a) do not conflict with or violate any requirement of Applicable Law or any provision of its articles of incorporation, bylaws, limited partnership agreement, or any similar instrument, as applicable, in any material way, and (b) do not conflict with, violate, or breach or constitute a default or require any consent under, any Applicable Law or any contractual obligation or court or administrative order by which it is bound.

12.1.7	It has the right to grant the rights and licenses described in this Agreement.
12.1.8

To its Knowledge, it has not, directly or indirectly, offered, promised, paid, authorized, or given to any Government Official or Other Covered Party for the purpose, pertaining to this Agreement, of: (a) influencing any act or decision of the Government Official or Other Covered Party; (b) inducing the Government Official or Other Covered Party to do or omit to do an act in violation of a lawful duty; (c) securing any improper advantage; or (d) inducing the Government Official or Other Covered Party to influence the act or decision of a government or government instrumentality, in order to obtain or retain business, or direct business to, any person or entity, in each case in any way related to this Agreement.

12.1.9

It is not aware of any Government Official or Other Covered Party having any financial interest in the subject matter of this Agreement or in any way personally benefiting, directly, or indirectly, from this Agreement.

12.1.10

It is in compliance with all applicable global trade laws (including the Global Trade Control Laws), including those related to import controls, export controls, or economic sanctions. It is not, nor is any of its Affiliates or its or their respective directors, officers, employees, agents, or representatives, or in the last five years was, a Restricted Party.

12.1.11

It has not been debarred or suspended under 21 U.S.C. §335(a) or (b), is not the subject of a conviction described in Section 306 of the FD&C Act, has not been and is not excluded from a federal or governmental health care program, debarred from federal contracting, convicted of or pled nolo contendere to any felony, or to any federal or state legal violation (including misdemeanors) relating to prescription drug products or fraud, is not subject to OFAC sanctions or on the OFAC list of specially designated nationals, and is not subject to any similar sanction of any Government Authority in the Territory (“Debarred/Excluded”), and no proceeding that could result in it being Debarred/Excluded is pending, and  neither it nor any of its Affiliates has used, in any capacity in the performance of obligations relating to the Licensed Product, any employee, subcontractor, consultant, agent, representative, or other person who has been Debarred/Excluded.

12.2	Additional Akebia Warranties. Except as set forth on Schedule 12.2, Akebia hereby represents and warrants as of the Effective Date to Licensee that:
12.2.1	The Akebia Patents set forth on Schedule 1.10 have been duly filed and maintained in the Territory and, to Akebia’s Knowledge, are being diligently prosecuted in the Territory.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

12.2.2

Other than routine patent prosecution, there is no pending, or to Akebia’s Knowledge threatened, litigation relating to it or any Affiliate that seeks to invalidate or challenge the enforceability of any of the Akebia Patents set forth on Schedule 1.10 in the Territory, and no Third Party has challenged in writing, or, to the Knowledge of Akebia, has threatened to challenge, Akebia’s right to use and license the Akebia Know-How in the Territory.

12.2.3	Akebia has obtained the assignment of all interests and all rights of any and all Third Parties who are named as inventors with respect to the subject matter of the Akebia Patents in the Territory.
12.2.4	To Akebia’s Knowledge, there is no use, infringement, or misappropriation of the Akebia Technology in the Territory in derogation of the rights granted to Licensee in this Agreement.
12.2.5

There are no investigations, inquiries, actions, or other proceedings pending before or, to Akebia’s Knowledge, threatened by any Regulatory Authority or other Government Authority in the Territory with respect to any Licensed Product arising from any default by Akebia or a Third Party acting on behalf of Akebia in the discovery or Development of the Licensed Compound, and Akebia has not received written notice threatening any such investigation, inquiry, action, or other proceeding.

12.2.6

Other than routine patent prosecution, there are no claims asserted in writing, judgments, or settlements in effect against Akebia relating to the Akebia Patents or the Akebia Know-How in the Territory.

12.2.7

There are no claims or litigation pending or, to the Knowledge of Akebia, threatened alleging that the Development, manufacture, or Commercialization of the Licensed Products in the Tablet Formulation in the manner reasonably contemplated herein as of the Effective Date, infringes or would infringe any issued patent of any Third Party in the Territory.

12.2.8

Akebia and, to Akebia’s Knowledge, its contractors and consultants, have complied in all material respects with all Applicable Law, including GLP and GCP, in the Development and manufacture of the Licensed Compound and the Licensed Products prior to the Effective Date.

12.2.9

To Akebia’s Knowledge, Akebia has disclosed to Licensee all material information in Akebia’s possession or control as of the Effective Date pertaining to Development of the Licensed Compound and the Licensed Products in the Territory, including all briefing documents, meeting minutes, and all protocols and protocol amendments for all past and active studies in the Current Global Development Program, in each case, submitted to or received from Regulatory Authorities in the Territory relating to the Licensed Compound and the Licensed Products.

12.2.10	Akebia owns or Controls the rights, title, and interests in and to the Akebia Patents set forth on Schedule 1.10 and licensed to Licensee pursuant to Section 2.1 (Grant of Licenses to Licensee).

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

12.3

Additional Licensee Warranties.  Licensee hereby represents and warrants as of the Effective Date that Licensee has immediately available funds sufficient to cover Licensee’s financial obligations under this Agreement.

12.4	Additional Covenants. Each of Licensee and Akebia hereby covenant to the other:
12.4.1

It will, and will ensure that its Affiliates, comply with all Applicable Laws and, to the extent applicable, Professional Requirements, with respect to the performance of its obligations under this Agreement, including, as applicable, the Approved Labeling, the European Data Protection Directive 95/46/EC, the European General Data Protection Regulation (Regulation (EU) 2016/679), and any other applicable national data protection legislation.

12.4.2

It will not in the future offer, promise, pay, authorize, or give, money or anything of value, directly or indirectly, to any Government Official or Other Covered Party for the purpose, pertaining to this Agreement, of:  (a) influencing any act or decision of the Government Official or Other Covered Party; (b) inducing the Government Official or Other Covered Party to do or omit to do an act in violation of a lawful duty; (c) securing any improper advantage; or (d) inducing the Government Official or Other Covered Party to influence the act or decision of a government or government instrumentality, in order to obtain or retain business, or direct business to, any person or entity, in each case in any way related to this Agreement.

12.4.3

Neither it nor its Affiliates will export, transfer, or sell any Licensed Product (a) to any country or territory that is subject to comprehensive economic sanctions administered by OFAC, unless the sale of such Licensed Product would be permissible if Licensee or its Affiliates or sublicensees were subject to OFAC’s jurisdiction, (b) to any other country or territory in which such activity would violate Applicable Law in the U.S., (c) to any Restricted Party unless the sale of such Licensed Product would be permissible if Licensee or its Affiliates or sublicensees was subject to OFAC’s jurisdiction, or (d) in such a manner that would violate the Global Trade Control Laws.

12.4.4

In performing under this Agreement, it and its Affiliates agree to comply with all applicable anti-corruption laws, including the Foreign Corrupt Practices Act of 1977 and the Bribery Act 2010, as amended from time-to-time; the anti-corruption laws of the Territory; and all laws enacted to implement the Organization for Economic Co-operation and Development Convention on Combating Bribery of Foreign Officials in International Business Transactions.

12.4.5

It will not engage, in any capacity in connection with this Agreement or any ancillary agreements, any officer, employee, contractor, consultant, agent, representative, or other person who has been Debarred/Excluded.  Each Party will inform the other Party in writing promptly if it or any person engaged by it or any of its Affiliates who is performing any obligations under this Agreement or any ancillary agreements is Debarred/Excluded, or if any action, suit, claim, investigation, or legal or administrative proceeding is pending or, to each Party’s Knowledge, is threatened, pursuant to which a Party, any of its Affiliates or any such person performing obligations hereunder or thereunder may become Debarred/Excluded.

12.4.6	In performing under this Agreement, it and its Affiliates agree to: (a) comply with all applicable anti-slavery and human trafficking laws, statutes, regulations, and codes in

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

force from time-to-time including the Modern Slavery Act 2015 (the “Anti-Slavery and Human Trafficking Laws”); (b) have and maintain throughout the Term its own policies and procedures to ensure its compliance with Anti-Slavery and Human Trafficking Laws; and (c) not engage in any activity, practice, or conduct that would constitute an offense under the Modern Slavery Act 2015 if such activity, practice, or conduct were carried out in the United Kingdom.

12.5

Disclaimer. EXCEPT AS EXPRESSLY SET FORTH HEREIN, THE INTELLECTUAL PROPERTY RIGHTS PROVIDED BY AKEBIA ARE PROVIDED “AS IS” AND WITHOUT WARRANTY.  EXCEPT AS EXPRESSLY SET FORTH HEREIN, EACH OF THE PARTIES EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY, OR ENFORCEABILITY OF THEIR RESPECTIVE INTELLECTUAL PROPERTY RIGHTS, AND NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES, ARISING FROM A COURSE OF DEALING, USAGE, OR TRADE PRACTICES, IN ALL CASES WITH RESPECT THERETO.

12.6

Limitation of Liability.  NEITHER OF THE PARTIES WILL BE ENTITLED TO RECOVER FROM THE OTHER PARTY ANY SPECIAL, INCIDENTAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES OR DAMAGES FOR LOSS OF PROFIT OR LOST OPPORTUNITY IN CONNECTION WITH THIS AGREEMENT, ITS PERFORMANCE OR LACK OF PERFORMANCE HEREUNDER, OR ANY LICENSE GRANTED HEREUNDER, EXCEPT TO THE EXTENT THE DAMAGES RESULT FROM A PARTY’S WILLFUL MISCONDUCT OR INTENTIONAL BREACH OF ITS OBLIGATIONS UNDER THIS AGREEMENT, A BREACH OF THE OBLIGATIONS OF A PARTY UNDER [***], A VIOLATION BY A PARTY OR ITS AFFILIATES OF THE  [***].

Article XIII
CONFIDENTIALITY

13.1

Generally.  During the Term of this Agreement and for a period of five years following the early termination of this Agreement, each Party (a) will maintain in confidence all Confidential Information of the other Party; (b) will not use such Confidential Information for any purpose except in connection with the activities contemplated by this Agreement or in order to further the purpose of this Agreement; and (c) will not disclose such Confidential Information to anyone other than those of its Affiliates, investors, prospective investors, lenders, prospective lenders, financing sources, prospective financing sources (including, in each case, in connection with any royalty factoring transaction), prospective acquirers, permitted sublicensees, prospective sublicensees (to the extent sublicensing is permitted), employees, consultants, financial or legal advisors, agents or subcontractors who are bound by written obligations of non-disclosure and non-use no less stringent than those set forth in this Article XIII (Confidentiality) and to whom such disclosure is necessary in connection with such Party’s activities as contemplated in this Agreement or in connection with financing or acquisition activities (including its right to assign its rights hereunder pursuant to Section 17.1 (Assignment) as part of a royalty factoring transaction).  Each Party will ensure that such Party’s Affiliates, investors, prospective investors, lenders, prospective lenders, acquirors, prospective acquirors, financing sources, prospective financing sources, permitted sublicensees, prospective sublicensees, employees, consultants, agents, consultants, and subcontractors comply with these obligations.  Each Party will notify the other Party promptly on discovery of any unauthorized use or disclosure of the other’s Confidential Information, including the other’s trade secrets or proprietary information.  The Joint

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Know-How and the terms of this Agreement will be the Confidential Information of each Party. Licensee acknowledges that (a) all Safety Data, (b) Akebia Know-How, and (c) all other information related to Akebia’s and its Affiliates’ and licensees’ Development and Commercialization of the Licensed Compound and the Licensed Products constitutes Confidential Information of Akebia.  Akebia acknowledges that all Licensee Know-How constitutes Confidential Information of Licensee.

13.2

Exceptions.  The obligations of confidentiality, non-disclosure, and non-use set forth in Section 13.1 (Generally) will not apply to the extent the receiving Party (the “Recipient”) can demonstrate that the disclosed information (a) was in the public domain at the time of disclosure to the Recipient by the other Party, or thereafter entered the public domain, in each case other than as a result of actions of the Recipient, its Affiliates, employees, licensees, agents, or subcontractors, in breach of this Agreement; (b) was rightfully known by the Recipient or its Affiliates (as shown by its written records) prior to the date of disclosure to the Recipient by the other Party; (c) was received by the Recipient or its Affiliates on an unrestricted basis from a Third Party rightfully in possession of such information and not under a duty of confidentiality to the other Party; or (d) was independently developed by or for the Recipient or its Affiliates without reference to or reliance on the Confidential Information of the other Party (as demonstrated by written records).  Notwithstanding any other provision of this Agreement, the Recipient’s disclosure of Confidential Information will not be prohibited if such disclosure:  (i) is in response to a valid order of a court or other governmental body; or (ii) is otherwise required by Applicable Law or regulation or rules of a nationally recognized securities exchange.  Further, notwithstanding any other provision of this Agreement, either Party may disclose the other Party’s Confidential Information to the extent necessary to exercise the rights granted to or retained by the Recipient under this Agreement, including in filing or prosecuting patent applications in accordance with this Agreement, prosecuting or defending litigation, responding to an investigation by a Governmental Authority, or otherwise establishing rights or enforcing obligations under this Agreement, making Regulatory Submissions with respect to the Licensed Products in their respective territories, or conducting Development or clinical studies with respect to the Licensed Products.  If a Recipient is required to disclose Confidential Information pursuant to this Section 13.2 (Exceptions), then prior to any disclosure such Recipient will provide the other Party with prior written notice of such disclosure in order to permit the other Party to seek a protective order or other confidential treatment of such Confidential Information.

13.3

Publicity.  The Parties recognize that each Party may from time-to-time desire to issue press releases and make other public statements or disclosures regarding the terms of this Agreement.  In such event, the Party desiring to issue a press release or make a public statement or disclosure will provide the other Party with a copy of the proposed press release, statement, or disclosure for review and approval as soon as practicable prior to publication, which advance approval will not be unreasonably withheld.  No other public statement or disclosure of, or concerning, the terms of this Agreement will be made, either directly or indirectly, by either Party, without first obtaining the written approval of the other Party.  Once any public statement or disclosure has been approved in accordance with this Section 13.3 (Publicity), then either Party may appropriately communicate information contained in such permitted statement or disclosure.  Notwithstanding the foregoing provisions of this Article XIII (Confidentiality), a Party may (a) disclose the terms of this Agreement where required, as reasonably determined by the disclosing Party, by Applicable Law, regulation, or legal process or by applicable stock exchange rule (with prompt notice of any such legally required disclosure to the other Party and, to the extent practicable, sufficient opportunity for the other Party to review and comment on such required disclosure and request confidential treatment thereof or a protective order therefor) and (b) disclose the terms of this Agreement under obligations of confidentiality to such Party’s Affiliates, investors,

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

prospective investors, lenders, prospective lenders, acquirors, prospective acquirors, permitted sublicensees, prospective sublicensees (to the extent sublicensing is permitted), employees, consultants, agents, and subcontractors in connection with such Party’s activities hereunder and in connection with such Party’s financing activities.

13.4	Publications.
13.4.1

Prior to Release of Data by Akebia. Until the [***], Akebia will have the sole right to publish any clinical data or other clinical or non-clinical results from such programs or any other results under the Current Global Development Program; provided that Akebia will [***].

13.4.2

After Release of Data by Akebia. Following [***] will review and discuss the plans of the Parties regarding planned publication in the Territory of Study Data or other clinical or non-clinical results relating to the Licensed Compound or the Licensed Products, and coordinate such plans into a single schedule that is [***] by the JDC pursuant to Section 3.2.3(n) (Specific Responsibilities of the JDC) (the “Joint Publication Plan”) that will be shared with the Parties. With respect to publication in any academic journal, authorship of any publication will be determined based on the accepted standards used in peer-reviewed, academic journals at the time of the proposed publication. Notwithstanding the forgoing, each Party recognizes the interest of both Parties in obtaining valid Patent protection and in protecting business interests and trade secret information. Consequently, except for disclosures permitted pursuant to Section 13.2 (Exceptions), if either Party or its employees or consultants wishes to publish or present to any Third Party results of the Development work, any research results, or any Study Data, or other clinical information in each case, related to the Licensed Compound, the Licensed Products, Co-Packaged Product, or any Combination Product being Developed pursuant to this Agreement, then it will deliver to the other Party a copy of the proposed written publication or an outline of an oral disclosure as soon as practicable prior to submission for publication or presentation.  The reviewing Party will notify the other Party promptly after receipt of such proposed publication whether such draft publication contains (a) Confidential Information of the reviewing Party, or (b) information that if published would have an adverse effect on a Patent.  The reviewing Party will have the right to (i) propose modifications to the publication or presentation for Patent reasons, trade secret reasons, confidentiality reasons, or business reasons, including reasons relating to the pricing or reimbursement of the Licensed Product, or (ii) request a reasonable delay in publication or presentation in order to protect patentable information. If the reviewing Party requests a delay to protect patentable information, then the publishing Party will delay submission or presentation for a period not to exceed [***] to enable Patent applications protecting each Party’s rights in such information to be filed in accordance with the terms of this Agreement.  Upon expiration of such [***], the publishing Party will be free to proceed with the publication or presentation. If the reviewing Party reasonably requests modifications to the publication or presentation to prevent disclosure of material trade secret or proprietary business information, then the publishing Party will edit such publication to prevent the disclosure of such information prior to submission of the publication or presentation.

13.5

Injunctive Relief.  Each Party acknowledges and agrees that there may be no adequate remedy at law for any breach of its obligations under this Article XIII (Confidentiality), that any such breach may result in irreparable harm to such other Party, and, therefore, that upon any such

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

breach or any threat thereof, such other Party may seek appropriate equitable relief in addition to whatever remedies it might have at law, without the necessity of showing actual damages.

Article XIV
INDEMNIFICATION

14.1

Indemnification by Akebia. Akebia will indemnify, hold harmless, and defend Licensee and its Affiliates and their respective, directors, officers, employees, and agents (the “Licensee Indemnitees”) from and against any and all Third Party suits, claims, actions, demands, liabilities, expenses, or losses (including reasonable attorneys’ fees, court costs, witness fees, damages, judgments, fines, and amounts paid in settlement) (“Losses”) to the extent that such Losses arise out of (a) a breach of this Agreement by Akebia, (b) [***] of a Licensed Product by or on behalf of Akebia or its Affiliates or licensees (other than Licensee), and (c) the negligence or willful misconduct of any Akebia Indemnitee.  Notwithstanding the foregoing, Akebia will not have any obligation to indemnify the Licensee Indemnitees to the extent that any Losses arise out of the negligence or willful misconduct of any Licensee Indemnitee or any breach of this Agreement by Licensee.

14.2

Indemnification by Licensee. Licensee will indemnify, hold harmless, and defend Akebia and its Affiliates, and their respective directors, officers, employees, and agents (the “Akebia Indemnitees”) from and against any and all Losses, to the extent that such Losses arise out of (a) a breach of this Agreement by Licensee, (b) [***] of a Licensed Product by or on behalf of Licensee or its Affiliates or sublicensees, (c) [***], and (d) the negligence or willful misconduct of any Licensee Indemnitee. Notwithstanding the foregoing, Licensee will not have any obligation to indemnify the Akebia Indemnitees to the extent that any Losses arise out of the negligence or willful misconduct of any Akebia Indemnitee or any breach of this Agreement by Akebia.

14.3

Indemnification Procedure. Each Party, if seeking indemnification under this Article XIV (Indemnification) (the “Indemnified Party”), will give written notice of the claim to the other Party (the “Indemnifying Party”) no later than [***] after becoming aware of the claim; provided, however, that any failure or delay in providing such notice will not relieve the Indemnifying Party of its indemnification obligation, except to the extent it is actually prejudiced by such failure or delay.  Each Party will promptly furnish to the other Party, copies of all papers and official documents received in respect of any Losses.  The Indemnifying Party will have the right to assume and control the defense of the indemnification claim at its own expense with counsel selected by the Indemnifying Party and reasonably acceptable to the Indemnified Party; provided, however, that an Indemnified Party will have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceedings. If the Indemnifying Party does not assume the defense of the indemnification claim as described in this Section 14.3 (Indemnification Procedure), then the Indemnified Party may defend the indemnification claim but will have no obligation to do so.  The Indemnified Party will not settle or compromise the indemnification claim without the prior written consent of the Indemnifying Party, and the Indemnifying Party will not settle or compromise the indemnification claim in any manner which would have an adverse effect on the Indemnified Party’s interests (including any rights under this Agreement or the scope, validity, or enforceability of any Patents, Confidential Information, or other rights licensed to Licensee by Akebia hereunder), without the prior written consent of the Indemnified Party, which consent, in each case (by the Indemnifying Party or Indemnified Party, as the case may be), will not be

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

unreasonably withheld.  The Indemnified Party will reasonably cooperate with the Indemnifying Party at the Indemnifying Party’s expense and will make available to the Indemnifying Party all pertinent information under the control of the Indemnified Party, which information will be subject to Article XIII (Confidentiality). The Indemnifying Party will not be liable for any settlement or other disposition of Losses by the Indemnified Party if such settlement is reached without the written consent of the Indemnifying Party pursuant to this Section 14.3 (Indemnification Procedure).

14.4

Insurance.  Each Party will, at its own expense, obtain and maintain insurance with respect to the Development and Commercialization of the Licensed Compound and the Licensed Products under this Agreement in such amount and subject to such deductibles and other limitations as biopharmaceutical companies customarily maintain with respect to the research, development, and commercialization of similar products in their respective territories.  Each Party will provide a copy of such insurance policy to the other Party upon request.

Article XV
TERM AND TERMINATION

15.1

Term. The term of this Agreement will begin on the Effective Date and, unless earlier terminated in accordance with the terms of this Article XV (Term and Termination), will expire upon the expiration of the Royalty Term in the last country in the Territory (the “Term”).

15.2

Termination for Breach. Subject to the terms and conditions of this Section 15.2 (Termination for Breach), a Party (the “Non-Breaching Party”) will have the right, in addition to any other rights and remedies, to terminate this Agreement, in its entirety in the event the other Party (the “Breaching Party”) is in material breach of its obligations under this Agreement.  The Non-Breaching Party will first provide written notice to the Breaching Party, which notice will identify with particularity the alleged breach and state the Non-Breaching Party’s intent to terminate this Agreement if such breach is not cured.  With respect to material breaches of any payment provision hereunder, the Breaching Party will have a period of [***] after such written notice is provided to cure such breach.  With respect to all other breaches, the Breaching Party will have a period of [***] after such written notice is provided to cure such breach; provided, however, if such breach is not reasonably curable within [***] and if the Breaching Party is making a bona fide effort to cure such breach, such termination will be delayed for a time period to be agreed by the Parties in order to permit the Breaching Party a reasonable period of time to cure such breach (but in no event will such time period be more than [***]).  Notwithstanding the foregoing, if a Party gives to the other Party a notice pursuant to this Section 15.2 (Termination for Breach) of a material breach by such other Party, and such other Party provides notice during the applicable cure period set forth above that such other Party disputes the basis for termination pursuant to this Section 15.2 (Termination for Breach), then this Agreement will not terminate unless and until an arbitrator issues a final award pursuant to Section 16.2 (Arbitration) upholding such basis for termination. The waiver by either Party of any breach of any term or condition of this Agreement will not be deemed a waiver as to any subsequent or similar breach.

15.3

Termination by Licensee for Convenience.  At any time after release of the first topline data in the Current Global Development Program (i.e., release of topline data from either the Global Phase 3 NDD-CKD Program or the Global Phase 3 DD-CKD Program, whichever comes first), Licensee may terminate this Agreement in its entirety or for Sub-Territory [***] only, by providing written notice to Akebia thereof, which termination will be effective 12 months following the date of such notice; provided, however, that such 12-month notice period may be shortened by Akebia in its sole discretion.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

15.4

Termination by Akebia Upon Patent Challenge by Licensee. Akebia may terminate this Agreement by providing written notice of termination to Licensee if Licensee contests the validity or enforceability of any Patent Controlled by Akebia or any of its Affiliates that Covers a Licensed Product or its manufacture, use, sale, or importation in any court, arbitration proceeding, or other tribunal, including the United States Patent and Trademark Office and the United States International Trade Commission.  As used in this definition the term “contest” includes (a) filing an action under 28 U.S.C. §§ 2201-2202 seeking a declaration of invalidity or unenforceability of any such Patent; (b) filing, or joining in, a petition under 35 U.S.C. § 311 to institute inter partes review of any such Patent; (c) filing, or joining in, a petition under 35 U.S.C. § 321 to institute post-grant review of any such Patent or any portion thereof; (d) filing or commencing any opposition, nullity, or similar proceedings challenging the validity of any such Patent in any country, or (e) any foreign equivalent of clauses (a), (b), (c), or (d). Notwithstanding the foregoing, Akebia will not have a right to terminate this Agreement pursuant to this Section 15.4 (Termination by Akebia Upon Patent Challenge by Licensee) with respect to any claim that Akebia first asserts against Licensee or any of its Affiliates where the contest of the validity or enforceability is made by Licensee or its Affiliates in defense of such assertion by Akebia.

15.5	Termination by Written Agreement. This Agreement may be terminated in its entirety upon the written agreement of each of Akebia and Licensee.
15.6	Effects of Expiration.
15.6.1

Non-Exclusive License to Licensee; Rights of Reference. On a country-by-country and Licensed Product-by-Licensed Product basis, all licenses granted to Licensee under this Agreement will become non-exclusive, perpetual, irrevocable, fully paid-up, royalty-free (subject to Section 15.6.3 (Trademark License and Royalty)), and freely sublicenseable, and the rights of reference granted to each Party under Section 5.5 (Rights of Reference; Further Assurance) will survive. In addition, following the technology transfer contemplated pursuant to Section 15.6.2 (Akebia’s Supply Obligation), Licensee will have a non-exclusive, perpetual, irrevocable, fully paid-up, royalty-free license under the Akebia Know-How disclosed to Licensee pursuant to such technology transfer to make and have made the Licensed Compound and the Licensed Products inside or outside the Territory, but solely for use in the Commercialization of the Licensed Compound and the Licensed Products in the Field in the Territory.

15.6.2

Akebia’s Supply Obligation. Following expiration of the Term, Akebia will continue to supply the Licensed Products to Licensee pursuant to the terms of the Supply Agreement and the Quality Agreement during the term of the Supply Agreements set forth in Section 8.5(b) (Term of Supply Agreement and Quality Agreement). On or after expiration of the Term, upon Licensee’s written request at any time during the remaining term of the Supply Agreements, Akebia will (a) provide a [***] to Licensee’s representatives of information and materials that are necessary or reasonably useful for Licensee or its Affiliate or Third Party subcontractor to [***] and the Licensed Products in each formulation of the Licensed Product, including providing reasonable assistance to Licensee in connection therewith upon request, and (b) [***] of such Licensed Products in the Territory, to the extent that such contract is assignable. If any such contract is not assignable, then Akebia will cooperate with Licensee in all reasonable respects to secure the consent of the applicable Third Party to such assignment or to cause such Third Party to enter into a separate agreement with Licensee on terms substantially similar to those granted to Akebia. [***] for all out-of-pocket costs incurred by or on behalf of [***] in connection with such technology transfer, assignments, and cooperation within [***] of

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

receiving [***] invoice therefor. Akebia will not be obligated to conduct any negotiation, provide any legal assistance, or make any payments, in connection with any assistance pursuant to this Section 15.6.2 (Akebia’s Supply Obligation).

15.6.3

Trademark License and Royalty. If Licensee uses any Product Mark or Akebia Housemark in connection with the Commercialization of the Licensed Products in any country in the Territory following the expiration of the Term and during the remaining term of the Supply Agreements, then the licenses granted to Licensee under Section 7.9.5 (Trademark License) to use the Product Marks and Akebia Housemarks will remain non-exclusive as provided in Section 15.6.1 (Non-Exclusive License to Licensee; Rights of Reference) but will bear a royalty of [***]% of Net Sales in each country in the Territory in which Licensee uses the Product Marks or Akebia Housemarks in connection with such Commercialization of the Licensed Products.

15.7	Effects of Termination. In the event of any termination of this Agreement (but not expiration), the following will apply:
15.7.1

Rights of Reference. The right of reference granted to [***] pursuant to Section 5.5 (Rights of Reference; Further Assurances) will terminate. The right of reference granted to [***] pursuant to Section 5.5 (Rights of Reference; Further Assurances) will survive.

15.7.2

Return of Confidential Information. Licensee will cease using the Akebia Technology and will return to Akebia or destroy all copies of any documents containing any Akebia Know-How. Each Party will return or destroy all Confidential Information of the other Party in its possession upon expiration or termination of this Agreement at the disclosing Party’s election and written request.  The Recipient will provide a written confirmation of such destruction within [***] of such request; provided, however, that the foregoing will not apply to any Confidential Information that is necessary to allow such Party to perform its obligations or exercise any of its rights that expressly survive the termination or expiration of this Agreement.

15.7.3

License Grants to Akebia. Subject to Section 15.7.6 (Termination by Licensee for Breach), Licensee hereby grants and agrees to grant to Akebia with effect from the effective date of termination, a non-exclusive, fully paid‑up, worldwide, perpetual, irrevocable right and license, with the right to grant sublicenses through multiple tiers, under (a) Licensee’s interest in Joint Technology, (b) the Retained Licensee Improvement Technology, and (c) any Licensee Contributed Technology, in each case, to research, develop, make, have made, use, import, offer for sale, sell, and otherwise exploit the Licensed Compound and the Licensed Products inside and outside of the Territory. If Licensee is unable to sublicense any Patents or Know-How owned by Third Parties to Akebia pursuant to this Section 15.7.3 (License Grants to Akebia) without the consent of the Third Party, then Licensee undertakes, on request from Akebia, to use reasonable efforts to procure such licenses on behalf of Akebia in as far as it is able to do so, and Akebia will pay such fees and agree to be bound by the terms agreed between Akebia and the Third Party licensor.

15.7.4

Appointment as Exclusive Distributor. If any Licensed Products are being Commercialized by Licensee in any country in the Territory as of the effective date of termination, then, at Akebia’s election (in its sole discretion) on a country-by-country basis in the Territory, until such time as all Regulatory Approvals with respect to such Licensed Products in such country have been assigned and transferred to Akebia, either

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(a) [***] of such Licensed Products in such country and grant [***], to the extent not prohibited by any written agreement between Licensee or any of its Affiliates and a Third Party; provided that Akebia will purchase any and all inventory of Licensed Products held by Licensee or its Affiliates as of the effective date of termination at a price equal to [***] to Akebia for such inventory, or (b) [***]; provided, however, that Licensee’s obligations under this Agreement with respect to all such Licensed Product that Licensee sells, including the obligation to remit royalties to Akebia hereunder, will continue in full force and effect during such period.

15.7.5

Assignment and Disclosure.  Licensee will promptly (and in any event within [***] after the effective date of termination): (a) assign and transfer to Akebia or its designee all of Licensee’s rights, title, and interests in and to all Regulatory Submissions, Regulatory Approvals, clinical trial agreements, and distribution agreements (to the extent assignable and not cancelled), confidentiality and other agreements, and Study Data (to the extent in Licensee’s Control), in each case, relating to the Licensed Products and that are necessary or reasonably useful for the Development or Commercialization of the Licensed Compound and the Licensed Products, and (b) disclose to Akebia all documents that are controlled by Licensee or that Licensee is able to obtain using reasonable efforts, and that embody the foregoing.  In addition, Licensee will promptly assign and transfer to Akebia or its designee, as of the effective date of termination, all of Licensee’s rights, title, and interests in and to all domain names associated with the Product Marks (to the extent that they are owned by Licensee or its Affiliates), and will promptly (in any event, within [***] after the effective date of termination) provide to Akebia all login and password information necessary to maintain such domain names.  Subject to Section 15.7.6 (Termination by Licensee for Breach), the costs associated with the assignments set forth in this Section 15.7.5 (Assignment and Disclosure) will be borne by [***].

15.7.6

Termination by Licensee for Breach. Notwithstanding anything to the contrary in this Section 15.7 (Effects of Termination), in the event of any termination of this Agreement by Licensee for Akebia’s material breach pursuant to Section 15.2 (Termination for Breach), (a) the licenses granted to Akebia in Section 2.3 (Grant of Licenses to Akebia) will continue and will bear a royalty of [***]% of Akebia’s Net Sales in the Territory, and (b) Akebia will be responsible for [***] associated with the assignments set forth in Section 15.7.5 (Assignment and Disclosure).

15.7.7

Termination for Sub-Territory [***]. Without limiting any other legal or equitable remedies that either Party may have, if this Agreement is terminated only for Sub-Territory [***] pursuant to Section 15.3 (Termination by Licensee for Convenience), then as of the effective date of such termination in Sub-Territory [***] (a) Licensee will be responsible for [***]% of all Current Global Development Costs and Akebia will be responsible for the remaining [***]% of all Current Global Development Costs, and accordingly the definition of Licensee R&D Cost Share will be automatically amended to be defined as “[***]% of all Current Global Development Costs” and this Agreement will continue to survive in all respects with respect to all countries and jurisdictions in the Territory other than Sub-Territory [***], and (b) except as expressly set forth therein, the effects of termination set forth in Section 15.7.1 (Rights of Reference) through Section 15.7.5 (Assignment and Disclosure) will apply solely with respect to Sub-Territory [***].

15.8	Survival; Accrued Rights. The following Articles and Sections of this Agreement will survive expiration or early termination for any reason: Article I (Definitions); Section 2.3 (Grant of

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Licenses to Akebia); Section 2.4 (Rights of Akebia to Grant Sublicenses); Section 9.3.5 (Royalty Payments and Reports) (but only with respect to Net Sales made during the Term); Section 9.4 (Accounting; Audit) (but only with respect to payment obligations accruing during the Term and only for a period of [***] after expiration or termination); Section 9.8 (Late Payment; Disputed Payment) (but only with respect to payment obligations accruing during the Term); Section 10.1 (Akebia Intellectual Property); Section 10.2 (Licensee Intellectual Property); Section 10.3 (Joint Technology); Section 10.5 (Prosecution of Joint Patents); Section 12.6 (Limitation of Liability); Article XIII (Confidentiality); Article XIV (Indemnification) (excluding Section 14.4 (Insurance)); Section 15.6 (Effects of Expiration); Section 15.7 (Effects of Termination); Section 15.8 (Survival; Accrued Rights); Article XVI (Dispute Resolution; Governing Law); Section 17.1 (Assignment); Section 17.7 (Entire Agreement); Section 17.8 (Severability); Section 17.9 (Notices); Section 17.13 (Agency); Section 17.14 (No Waiver); Section 17.15 (No Strict Construction); and Section 17.16 (Cumulative Remedies). In addition, Section 5.5.2 (Rights Granted to Akebia) and Section 5.5.3 (Further Assurances) will survive the expiration (but not termination) of this Agreement.  In any event, expiration or termination of this Agreement will not relieve the Parties of any liability that accrued hereunder prior to the effective date of such expiration or termination nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement, nor prejudice either Party’s right to obtain performance of any obligation.

Article XVI
DISPUTE RESOLUTION; GOVERNING LAW

16.1

Executive Officers; Disputes. Each Party will ensure that an Executive Officer is designated for such Party at all times during the Term for dispute resolution purposes, and will promptly notify the other Party of any change in its designated Executive Officer.  Except as expressly set forth in this Agreement, in the event of a dispute arising under this Agreement between the Parties, the Parties will refer such dispute to their respective Executive Officer, and such Executive Officers or designees will attempt in good faith to resolve such dispute.  If the dispute is an Akebia Reserved Dispute, then the Executive Officer of Akebia will determine the final outcome of such dispute. If the dispute is a Licensee Reserved Dispute, then the Executive Officer of Licensee will determine the final outcome of such dispute.

16.2

Arbitration. If the Parties are unable to resolve a given dispute within [***] of referring such dispute to the designated Executive Officers pursuant to Section 16.1 (Executive Officers; Disputes), then, other than an Akebia Reserved Dispute, a Licensee Reserved Dispute, an Expert Reserved Matter, or a dispute with respect to the validity, scope, enforceability, or ownership of any Patent or other intellectual property rights under this Agreement (unless otherwise agreed by the Parties), either Party may have such dispute settled by binding arbitration in the manner described below:

16.2.1

Arbitration Request. If a Party intends to begin an arbitration proceeding to resolve a dispute arising under this Agreement (other than an Akebia Reserved Dispute or a Licensee Reserved Dispute), then such Party will provide written notice (the “Arbitration Request”) to the other Party of such intention and the issues for resolution.  From the date of the Arbitration Request and until such time as the dispute has become finally settled, the running of the time periods within which a Party must cure a breach of this Agreement will be suspended with respect to the subject matter of the dispute.

16.2.2	Additional Issues. Within [***] after the receipt of the Arbitration Request, the other Party may, by written notice, add additional issues for resolution.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

16.2.3

Arbitration Procedure. Except as expressly provided in this Agreement, any dispute, controversy, or claim arising out of or in connection with this Agreement, including any question regarding its existence, validity, or termination, will be referred to and finally resolved by binding arbitration administered by the American Arbitration Association (“AAA”) in accordance with its International Arbitration Rules as then in effect, which rules are deemed to be incorporated by reference into this Section 16.2.3 (Arbitration Procedure).  There will be one arbitrator, and such arbitrator will be chosen pursuant to the AAA Rules.  The seat, or legal place, of arbitration will be New York, New York, or such other venue as the Parties agree.  The language to be used in the arbitral proceedings will be English. THE PARTIES UNDERSTAND AND ACKNOWLEDGE THAT UNDER THIS SECTION 16.2.3 (ARBITRATION PROCEDURE) EACH PARTY WAIVES THE RIGHT TO A TRIAL BY JURY IN CONNECTION WITH ANY ARBITRABLE CONTROVERSY OR CLAIM. The Parties hereby agree that the arbitrator has authority to issue rulings and orders regarding all procedural and evidentiary matters that the arbitrator deems reasonable and necessary with or without petition therefor by the Parties as well as the final ruling and judgment.  All rulings by the arbitrator will be final.  Judgment on the award granted in any arbitration hereunder may be entered in any court having jurisdiction over the award or any of the Parties or any of their respective assets. Nothing in this Agreement will prevent either Party from seeking injunctive relief (or any other provisional remedy) from any court having jurisdiction over the Parties and the subject matter of the dispute as necessary to protect either Party’s name, proprietary information, trade secrets, Know-How, or any other proprietary right or otherwise to avoid irreparable harm.  If the issues in dispute involve scientific or technical matters, then any arbitrator chosen hereunder will have educational training or experience sufficient to demonstrate a reasonable level of knowledge in the field of biotechnology and pharmaceuticals.  The Parties agree that arbitration of any dispute will be confidential, and all claims, proceedings, and evidence provided in the arbitration and all decisions of the arbitrators will be considered the Confidential Information of both Parties under this Agreement.

16.3

Intellectual Property Disputes. Notwithstanding Section 16.2 (Arbitration), if a dispute arises with respect to the validity, scope, enforceability, or ownership of any Patent or other intellectual property rights, and such dispute is not resolved in accordance with Section 16.1 (Executive Officers; Disputes), then such dispute will not be submitted to an arbitration proceeding in accordance with Section 16.2 (Arbitration), unless otherwise agreed by the Parties in writing, and instead, either Party may initiate litigation in a court of competent jurisdiction in any country in which such rights apply.

16.4

Baseball Arbitration for Expert Reserved Matters.  If the Parties, following escalation through the JSC and the Executive Officers, cannot reach agreement regarding an Expert Reserved Matter, then the matter will be determined through binding “baseball” arbitration as follows:

16.4.1

Proposals.  Each Party will (a) [***], and (b) submit its [***] to the other Party. Within [***] of such submissions, the Parties will meet to determine whether they agree to adopt either Party’s [***], or a modified version thereof, [***].

16.4.2

Submission to Expert.  If the Parties are unable to agree on a [***] within the [***] period set forth in Section 16.4.1 (Proposals), then the Parties will appoint an agreed upon expert with relevant experience and expertise. If the Parties are unable to agree upon an expert within [***], then Akebia and Licensee will each select an expert and the Parties’ two selected experts will, within [***], jointly select a third expert who will be

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

the appointed expert. Within [***] after the appointment of such expert, each Party will submit its proposed resolution to the expert.  The expert will be instructed to select one Party’s [***] within [***] following the receipt of both such [***] and to select the [***] that he or she determines is the most fair and reasonable to the Parties under the circumstances and is best suited to [***], taking into account all relevant factors. The expert will be limited to selecting only one or the other of the [***] submitted by the Parties without modification.  The selection by the expert of one [***] will be binding and conclusive upon both Parties.

16.4.3

Costs of Baseball Arbitration.  The (a) fees of the expert and (b) costs and expenses of the baseball arbitration will, in each case ((a) and (b)), be borne by the Party whose [***] is not selected by the expert.

16.5

Choice of Law; English Language. This Agreement and all amendments, modifications, alterations, or supplements hereto, and the rights of the Parties hereunder, will be construed under and governed by the laws of the state of New York, United States, exclusive of its conflicts of laws principles.  This Agreement has been prepared in the English language and the English language will control its interpretation.  All consents, notices, reports, and other written documents to be delivered or provided by a Party under this Agreement will be in the English language, and in the event of any conflict between the provisions of any document and the English language translation thereof, the terms of the English language translation will control.

Article XVII
MISCELLANEOUS

17.1

Assignment.  Neither Party may assign this Agreement and the licenses herein granted without the other Party’s prior written consent unless such assignment is to (a) a Third Party successor or purchaser of all or substantially all of the assets or businesses to which this Agreement relates whether pursuant to a sale of assets, merger, or other transaction, in which case the assigning Party will provide prior written notice to the other Party and need not obtain the other Party’s consent, (b) an Affiliate of such Party, in which case the assigning Party will provide prior written notice to the other Party and need not obtain the other Party’s consent; provided that the assigning Party remains fully liable for the performance of its obligations hereunder by such assignee. In addition, and notwithstanding the foregoing, Akebia may assign its right to receive payments under this Agreement as part of a royalty factoring transaction undertaken for bona fide financing purposes. Any other assignment of this Agreement by a Party requires the prior written consent of the other Party.  Any assignment in violation of this Section 17.1 (Assignment) will be null, void, and of no legal effect.  This Agreement will be binding on and will inure to the benefit of the permitted successors and assigns of the Parties.

17.2

Standstill. Licensee will not, without the written consent of Akebia, acquire directly or indirectly, in a public or private transaction, including by purchase in the open market, any common stock of Akebia if Licensee’s beneficial ownership of the common stock of Akebia would thereafter exceed [***]%. In addition, unless approved in advance in writing by Akebia, Licensee will not, directly or indirectly:

(a)

Make any statement or proposal to Akebia, other than a non-public statement or proposal delivered directly to the chief executive officer or chairman of the board of directors, or to any of Akebia’s stockholders regarding, or make any public announcement, proposal or offer (including a “solicitation” of “proxies” as such terms are defined or used in Regulation 14A of the Exchange Act) with respect to, or otherwise solicit, seek, or offer

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

to effect (including, for the avoidance of doubt, indirectly by means of communication with the press or media) (i) any business combination, merger, tender offer, exchange offer, or similar transaction in Akebia, (ii) any restructuring, recapitalization, liquidation, or similar transaction involving Akebia, (iii) any acquisition of any of Akebia’s equity securities or assets or rights or options to acquire equity securities or assets, (iv) any proposal to seek representation on the board of directors of Akebia or otherwise seek to control or influence the management, board of directors, or policies of Akebia, or (v) any proposal, arrangement, or other statement that is inconsistent with this Section 17.2 (Standstill);

(b)

Instigate, encourage, or assist any Third Party (including forming a “group” with any such Third Party) to do, or enter into any discussions or agreements with any Third Party with respect to, any of the actions set forth in this Section 17.2 (Standstill); or

(c)	Take any action which would reasonably be expected to require Akebia or any of its Affiliates to make a public announcement regarding any of the actions set forth in this Section 17.2 (Standstill).

Notwithstanding the foregoing provisions, the restrictions set forth in this Section 17.2 (Standstill) will terminate and be of no further force and effect (i) if [***], provided that the provisions of this Section 17.2 (Standstill) will be revived if [***]; or (ii) upon the termination of this Agreement. For the avoidance of doubt, nothing in this Section 17.2 (Standstill) will prohibit Licensee from acquiring beneficial ownership of the common stock of Akebia to the extent such ownership remains less than [***]% of Akebia’s total outstanding common stock. “Sale Transaction” means a transaction between Akebia and a Third Party (A) involving the direct or indirect acquisition by such Third Party of [***]% or more of Akebia’s outstanding shares of common stock or consolidated assets (including assets held by subsidiaries), or (B) involving the sale of substantially all of the Akebia’s rights with respect to vadadustat.

17.3

Exclusivity. Except as provided in this Section 17.3 (Exclusivity), until the date that is [***] prior to the anticipated expiration of the Royalty Term in a country in the Territory, neither Party nor its Affiliates will [***] (or authorize any Third Party to [***]) [***] in such country in the Territory.

17.3.1

Exception for Acquisition by a Third Party. Notwithstanding the foregoing, if a Party, as a result of a merger, acquisition, change of control, or similar transaction, is acquired by an entity that, as of the time of such transaction, directly or through an affiliate, is (a) [***], or (b) [***], then such Party, such acquiror, and their respective affiliates (collectively, the “Acquiror”) will not be in breach of this Section 17.3 (Exclusivity) and may [***] in the Territory (including any [***]) so long as the Acquiror [***] in the Territory following such acquisition (and, if the [***]), unless otherwise agreed by the non-acquired Party through the JSC. In addition, in such event, if the Acquiror does not [***] within [***] of the closing of such acquisition transaction, then (i) the Acquiror will be required to continue to [***] in the Territory (and, if the [***]), unless otherwise agreed by the non-acquired Party through the JSC, and (ii) the restrictions set forth in this Section 17.3 (Exclusivity) will otherwise cease to bind either Party.  In addition, in such event if Akebia is the acquired Party,  then, unless the Acquiror gives Licensee written notice within [***] of the closing of such acquisition transaction that it [***]:

[***].

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

17.3.2

Divestiture.  If a Party or any of its Affiliates, either as a result of a merger, acquisition, change of control, or similar transaction, acquires an entity that is [***] in the Territory, then such Party or its Affiliates will not be in breach of this Section 17.3 (Exclusivity) if such Party or such Affiliate divests its rights to such [***] in the Territory or discontinues [***] such [***] in the Territory within [***] of the closing of such acquisition transaction.

17.3.3

Discussion of Competing Products. On a case-by-case basis, either Party may propose to [***] from the definition of Competing Product. If the Parties agree to [***] from the definition of Competing Product, then the terms of this Section 17.3 (Exclusivity) will not apply with respect to such [***], and each Party will be free to promote, market, and sell such [***] in the Territory.

17.4

[***].  If either Party Controls Patents, Know-How, or other intellectual property rights with respect to a [***] during the Term, then it will promptly notify the other Party of such product.  In such event, upon the other Party’s request, the Parties, [***], will discuss whether or not to [***] with respect to such [***] pursuant to Section 3.1.5(u) (Specific Responsibilities of the JSC).

17.5

[***].  If Akebia’s board of directors elects to engage in negotiations with respect to a [***] with a Third Party that is clinically Developing or Commercializing a Competing Product, then Akebia will [***].

17.6

Force Majeure. If either Party will be delayed, interrupted in, or prevented from the performance of any obligation hereunder by reason of any cause beyond its reasonable control, including an act of God, fire, flood, earthquake, war (declared or undeclared), public disaster, act of terrorism, strike, or labor differences, then such Party will not be liable to the other Party therefor; and the time for performance of such obligation will be extended for a period equal to the duration of the force majeure that occasioned the delay, interruption, or prevention.  The Party invoking the force majeure rights set forth in this Section 17.6 (Force Majeure) must notify the other Party by courier or overnight dispatch (e.g., Federal Express) no later than [***] after both the first and last day of the force majeure, unless the force majeure renders such notification impossible, in which case notification will be made as soon as possible.  If the delay resulting from the force majeure exceeds [***].

17.7

Entire Agreement; Amendment. This Agreement, together with all exhibits and schedules attached hereto, constitutes the entire agreement between the Parties with respect to the subject matter hereof (including that certain Confidential Disclosure Agreement between the Parties dated [***], as amended by Amendment #1 dated [***] (“Confidential Disclosure Agreement”)); provided that all information shared by the Parties pursuant to the Confidential Disclosure Agreement will be Confidential Information under this Agreement, and the use and disclosure thereof will be governed by Article XIII (Confidentiality). This Agreement will not be modified, or amended, except by another agreement in writing executed by the Parties. Nothing in this Agreement supersedes, replaces, or amends any provision of the U.S. Collaboration and License Agreement, and this Agreement and the U.S. Collaboration and License Agreement are intended to be interpreted independently. To the extent there is any conflict between this Agreement and the U.S. Collaboration and License Agreement, this Agreement will govern with respect to matters relating to the Territory, and the U.S. Collaboration and License Agreement will govern with respect to matters relating to the U.S.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

17.8

Severability.  If any provision of this Agreement is declared invalid by a court of last resort or by any court or other governmental body from the decision of which an appeal is not taken within the time provided by law, then and in such event, this Agreement will be deemed to have been terminated only as to the portion thereof that relates to the provision invalidated by that decision and only in the relevant jurisdiction, but this Agreement will remain in force, in all other respects and all other jurisdictions; provided, however, that if the provision so invalidated is essential to the Agreement as a whole, then the Parties will negotiate in good faith to amend the terms hereof as nearly as practical to carry out the original intent of the Parties, and, failing such amendment, either Party may submit the matter for resolution pursuant to Article XVI (Dispute Resolution; Governing Law).

17.9

Notices.  Except as expressly provided otherwise in this Agreement, any notice or report required or permitted to be given under this Agreement will be in writing and will be mailed by internationally recognized express delivery service, or sent by email or facsimile and confirmed by mailing, as follows:

If to Akebia:

Akebia Therapeutics, Inc.
245 First Street
Cambridge, MA  02142
Attention:  Chief Executive Officer
Facsimile:  [***]

Email:  [***]

With a copy to (which will not constitute notice for purposes of this Agreement):

Akebia Therapeutics, Inc.
245 First Street
Cambridge, MA  02142
Attention:  General Counsel
Facsimile:  [***]

Email:  [***]

and

Ropes & Gray LLP
Prudential Tower, 800 Boylston Street
Boston, MA  02199-3600
Attention:  [***]
Facsimile:  [***]

Email:  [***]

If to Licensee:

Otsuka Pharmaceutical Co., Ltd.
Shinagawa Grand Central Tower,
2-16-4 Konan, Minato-ku,
Tokyo, 108-8242 Japan,
Attention:  [***]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Tel:  [***]
Facsimile:  [***]

With a copy to (which will not constitute notice for purposes of this Agreement):

Otsuka Pharmaceutical Co., Ltd.
Shinagawa Grand Central Tower,
2-16-4 Konan, Minato-ku,
Tokyo, 108-8242 Japan,
Attention:  [***]
Email:  [***]
Tel:  [***]

Otsuka Pharmaceutical Co., Ltd.
Shinagawa Grand Central Tower
2-16-4 Konan, Minato-ku
Tokyo, 108-8242 Japan
Attn:  [***]
Email:  [***]
Tel:  [***]

Otsuka Pharmaceutical Europe, Ltd.
Gallions, Wexham Springs, Framewood Road.
Wexham SL3 6PJ, United Kingdom
Attn:  [***]
Email:  [***]
Tel:  [***]

Otsuka Pharmaceutical Co., Ltd.
OIAA division, Osaka Headquarters

3-2-27 Otedori, Chuo-ku,

Osaka 540-0021, Japan
Attn: [***]
Email:   [***]
Tel:  [***]

17.10

Further Assurances. The Parties agree to reasonably cooperate with each other in connection with any actions required to be taken as part of their respective obligations under this Agreement, and will (a) furnish to each other such further information; (b) execute and deliver to each other such other documents; and (c) do such other acts and things (including working collaboratively to correct any clerical, typographical, or other similar errors in this Agreement), all as the other Party may reasonably request for the purpose of carrying out the intent of this Agreement.

17.11

Performance by Affiliates.  Notwithstanding anything to the contrary set forth herein, either Party will have the right to perform any or all of its obligations and exercise any or all of its rights under this Agreement through any Affiliate.  Each Party hereby guarantees the performance by its Affiliates of such Party’s obligations under this Agreement, and will cause its Affiliates to comply with the provisions of this Agreement in connection with such performance.

17.12	Exit of the United Kingdom from E.U. At either Party’s request, the Parties will discuss and agree upon such amendments to this Agreement as may be necessary to fairly and reasonably

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

adjust the terms of this Agreement in light of the United Kingdom’s exit from the E.U.  Any such amendment should preserve the basic economic and legal terms of this Agreement insofar as possible in light of the change in circumstances caused by the United Kingdom’s exit from the E.U.

17.13

Agency.  Neither Party is, nor will be deemed to be an employee, agent, or representative of the other Party for any purpose.  Each Party is an independent contractor, not an employee or partner of the other Party.  Neither Party will have the authority to speak for, represent, or obligate the other Party in any way without prior written authority from the other Party.

17.14

No Waiver.  Any omission or delay by either Party at any time to enforce any right or remedy reserved to it, or to require performance of any of the terms, covenants, or provisions hereof, by the other Party, will not constitute a waiver of such Party’s rights to the future enforcement of its rights under this Agreement.  Any waiver by a Party of a particular breach or default by the other Party will not operate or be construed as a waiver of any subsequent breach or default by the other Party.

17.15	No Strict Construction. This Agreement has been prepared jointly by the Parties and will not be strictly construed against either Party.
17.16

Cumulative Remedies.  No remedy referred to in this Agreement is intended to be exclusive, but each will be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under law.

17.17

Counterparts.  This Agreement may be executed in counterparts, all of which taken together will be regarded as one and the same instrument.  Each Party may execute this Agreement in Adobe™ Portable Document Format (PDF) sent by electronic mail.  PDF signatures of authorized signatories of the Parties will be deemed to be original signatures, will be valid and binding upon the Parties, and, upon delivery, will constitute due execution of this Agreement.

[Remainder of page intentionally left blank; Signature page follows.]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

CONFIDENTIAL

IN WITNESS WHEREOF, the Parties have executed this Agreement through their duly authorized representatives to be effective as of the Effective Date.

AKEBIA THERAPEUTICS, INC.		OTSUKA PHARMACEUTICAL CO. LTD.

By:	/s/ John P. Butler	By:	/s/ Tatsuo Higuchi
Name:	John P. Butler	Name:	Tatsuo Higuchi
Title:	CEO	Title:	President and Representative Director

AKEBIA THERAPEUTICS, INC.		OTSUKA PHARMACEUTICAL CO. LTD.

By:	/s/ Jason A. Amello	By:	/s/ Susumu Tamai
Name:	Jason A. Amello	Name:	Susumu Tamai
Title:	SVP, Chief Financial Officer	Title:	Executive Deputy President

OTSUKA PHARMACEUTICAL CO. LTD.

		By:	/s/ Tetsuya Tachikawa
		Name:	Tetsuya Tachikawa
		Title:	Senior Vice President

[Signature Page to the Collaboration and License Agreement]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Schedule 1.10

Akebia Patents

[***]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Schedule 1.44

Current Global Development Program Studies

PRO2TECT program (Global Phase 3 NDD-CKD Program)

INNO2VATE program (Global Phase 3 DD-CKD Program)

Three times weekly dosing study

Hyporesponder study

[***]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Schedule 1.183

Sub-Territory B Countries

[***]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Schedule 12.2

Exceptions to Akebia Warranties

[***]